UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2003 - December 31, 2003

Item 1: Reports to Shareholders

2003 Annual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND
ROYCE MICRO-CAP FUND
ROYCE TOTAL RETURN FUND
ROYCE LOW-PRICED STOCK FUND
ROYCE OPPORTUNITY FUND
ROYCE PREMIER FUND
ROYCE TRUSTSHARES FUND
ROYCE SPECIAL EQUITY FUND
ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (approximately 5,700 companies), yet faces significant trading difficulties, including limited trading volumes and higher volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce TrustShares Fund Royce Special Equity Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund – our flagship fund that incorporates each of the firm’s core approaches, investing in both small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations less than $400 million.

Royce Total Return Fund – a small- and micro-cap portfolio that invests primarily in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

CONCENTRATED FUNDS

Royce Premier Fund – a portfolio selected primarily from the upper tier of small-cap, whose top 35 holdings generally represent approximately 75% of the portfolio’s equities.

Royce TrustShares Fund – a small- and micro-cap portfolio designed for certain long-term investors, including trust, retirement, gifting and institutional accounts.

Royce Special Equity Fund – a portfolio that combines classic value analysis with accounting cynicism, focusing on small- and micro-cap companies with high returns on assets and low leverage.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.
Letter to Our Shareholders: Curb Your Enthusiasm	2

Small-Cap Market Cycle Performance	10

Performance Highlights	11

Fund Focus: Pennsylvania Mutual Fund	12

Trustees and Officers	13

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund	14

Notes to Performance and Statistical Information	32

Schedules of Investments and Other Financial Statements	33

Postscript: Handi-capping	Inside Back Cover

AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2003
FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund*	40.29%	14.67%	13.59%	12.59%	†
Royce Micro-Cap Fund*	52.62	17.61	16.63	13.99
Royce Total Return Fund*	29.99	13.65	12.23	14.47
Royce Low-Priced Stock Fund	44.02	14.67	19.39	16.48
Royce Opportunity Fund*	72.87	18.95	21.70	19.53	11/19/96
CONCENTRATED FUNDS

Royce Premier Fund*	38.74	11.94	12.87	12.77
Royce TrustShares Fund*	38.09	10.50	16.40	19.05	12/27/95
Royce Special Equity Fund	27.64	24.39	15.13	11.82	5/01/98
Royce Select Fund	48.67	15.93	19.39	20.66	11/18/98
RUSSELL 2000	47.25	6.27	7.13	9.47

† Pennsylvania Mutual Fund’s average annual total return for the 25-year period ended 12/31/03 was 15.14%.

*  All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant Class B and/or Financial Intermediary Class bear an annual distribution expense that is either not borne or is higher than the Fund’s Investment Class shares. Shares of RTS’s Consultant B Class are also subject to a contingent deferred sales charge that is not applicable to the Fund’s other classes.

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Funds’ recent performance was achieved during a period of high returns for small- and micro-cap stocks, and it is not likely that this level of returns will continue in the future.

Charles M. Royce, President

Although Royce Total Return Fund is our only portfolio that primarily seeks dividend-paying small-company stocks, we think highly of the value of dividends here at The Royce Funds. We think that the old adage of Ben Graham and David Dodd, that the primary purpose of a business is to pay dividends to its owners, in many ways still holds true today. Why do we and two of the Founding Fathers of value investing put so much stock in the payment of dividends? The most obvious reason is that, with rare exceptions, companies that pay dividends are almost always profitable businesses. Companies can choose to reinvest their earnings, pay them out as dividends or reinvest a portion and pay out the rest, but the fact remains that payment of a dividend is an important measure of profitability.

(continued on page 4)	LETTER TO OUR SHAREHOLDERS

CURB YOUR ENTHUSIASM
2003 will likely enter the annals of stock market history as one of the more successful years for equities in recent times. Unlike the days of stratospheric returns for large-cap and/or Technology issues that characterized the late ‘90s, the past year embraced large and small stocks alike, a tide of more or less steadily rising prices that seemed to lift nearly every boat which the market deemed seaworthy. Such a year was especially welcome to investors following the long and dreary bear market that began in March 2000. Yet to many observers, this long-anticipated recovery emerged slowly, almost subtly, from the wings of the bear’s prolonged turn on the equity stage. The rebound actually began in early October 2002, when the major indices — the S&P 500, Russell 2000 and Nasdaq Composite — reached their most recent lows. Yet 2002 was a year of negative performance for the majority of stocks, and the brief rally that carried the market through October and November fizzled in December and did not regain its momentum until March of 2003.
     Much of this can be attributed to a sluggish economy and the anxious days preceding the war with Iraq. The initial reports out of Baghdad seemed to indicate that our military’s efforts were not meeting with the unqualified success that many of us had expected. Yet once it became clear that these reports were erroneous and that the U.S. was on its way to a relatively fast victory, the stock market responded generously. For each index, April and May were two of the three strongest performing months of 2003. By fall, news of strong GDP growth and stable levels of unemployment provided any additional fuel that may have been needed to

2 | THE ROYCE FUNDS ANNUAL REPORT 2003

keep the rally running, and run it did, right through the beginning of 2004. Even the stunning news of illegal and unethical profiteering on the part of certain mutual fund companies that permitted late trading and market timing did not slow the market’s furious ascent. The only unanswered questions appeared to be, how much longer would the rally run and how much higher would returns climb before a correction occurred?
     With the economy seeming to grow stronger each day, the international situation stabilizing somewhat (at least as of this writing) and reports of new mutual fund scandals subsiding (for now, anyway), we would understand anyone who felt that the past fifteen months have heralded only the beginning of an extended period of high returns. We simply would not agree. Like many experienced value investors, we habitually get a little tense whenever stock market returns run up virtually unimpeded for months at a time. It simply goes against the grain of what we have learned in three-plus decades of investing. We are not calling for a return to the bear market environment that lasted from March 2000 through October 2002, but we also do not see the direction of the market racing consistently upward. Just as we argued at the end of last year that the market was not as bad as it looked, we would now submit that the market is not quite as vigorous as it appears. We think that it is ent irely rational to be exuberant about 2003’s high returns, but that similar sentiments should not apply to 2004 and beyond because no one really knows what the market’s next move will be. So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

SMALLVILLE
     We are aware — and not unhappily — that a look at both the short- and long-term returns for small-cap stocks through the end of 2003 may make our plea to curb one’s enthusiasm sound a bit silly. Our asset class once again finished the year ahead of its large-cap counterpart, with the Russell 2000 up 47.3% versus 28.7% for the S&P 500. It marked the fifth consecutive year that the Russell 2000 outperformed the S&P 500, in spite of the fact that 2003 was the large-cap index’s best calendar year of performance since 1998. The small-cap index also held a performance advantage over its large-cap siblingfrom the October 2002 market lows and for the three-year and five-year periods ended 12/31/03. The resurgent equity market gave a boost to the Nasdaq Composite as well. It bested both the S&P 500 and the Russell 2000 in 2003 with a 50.0% return.
     The rally has so far favored two kinds of stocks that historically have not been the first coursers out of the gate at the onset of a bull market — Technology and micro-cap stocks. Their strong performances, especially the latter’s, helped the Russell 2000 to enjoy its best calendar-year performance since the index’s inception on 12/31/78.

So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 3

Another reason for our affection is that consistent dividend payouts help to reduce volatility by providing an investor with a steady stream of income. This is arguably a more significant benefit for small-cap stocks than it is for their larger siblings because the diminutive stature of small companies often makes them inherently more volatile. We also believe that having money upfront, or cash in hand, offers advantages as well. While this is true in any market climate, it can be especially crucial in low- or negative-return environments when stock prices are stalling or tumbling.

Within the realm of small-cap stocks, the search for dividend-paying companies can be quite interesting because many small-cap investors have been led to believe that such companies cannot be found. Investors (especially institutional investors) utilizing a dividend-discount model — those searching for “total return,” or a combination of long-term growth and current income — are trained to look almost

(continued on page 6)

LETTER TO OUR SHAREHOLDERS

While this was terrific news for small-cap investors like ourselves, we are somewhat leery of the reversal of what we regard as the typical order of market rallies. Although Technology stocks suffered more than any other equity sector during the bear market — making them arguably ripe for a rally — it does not stand to reason that their previous travails made it necessary for them to lead a subsequent rebound for stocks. Most bear markets have ended with a flight to quality. Historically, investors begin to flock, sometimes slowly, to companies with solid records of earnings or other indicators of underlying quality. We are not sure what has made the current rally unique in this regard, but its peculiar start is another reason why we think that we have not entered a sustainable period of high returns for stocks.

EVERYBODY LOVES VALUE
      One might expect that a rally led by two of the more volatile segments of the market would mean bad news for value stocks, even those in the micro-cap sector. We are happy to report that this was not quite the case in 2003. Tech and micro-cap led the way, but equities as a whole performed well. Value stocks began to come on later in the year, especially in the fourth quarter, in which the Russell 2000 Value index outpaced the Russell 2000 Growth index, 16.4% versus 12.7%. This strong fourth-quarter push allowed the small-cap value index to narrow the performance gap with growth, as small-cap value was up 46.0% in 2003 versus 48.5% for small-cap growth. Small-cap growth’s outperformance period included an unusual first quarter in which returns for both indices were negative. If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.
     As dubious as we are about the long-term viability of the current rally, we were cheered by the strong showing turned in by small-cap value stocks late in the year and throughout the 15-month rally. In fact, stretching back to the early days of the bear market in March 2000, small-cap value has performed well both on an absolute and relative basis. From the small-cap market peak on 3/9/00 through 12/31/03, the Russell 2000 Value index was up 73.1% versus a loss of 44.2% for the Russell 2000 Growth index. Although better down market returns in the bear-market period between March 2000 and October 2002 were a critical component of small-cap value’s edge during the current market cycle, perhaps equally important has been small-cap value’s participation in the rally. From the small-cap market low on 10/9/02 through 12/31/03, the Russell 2000 Value index was up 69.8% versus a gain of 76.7% for its growth counterpart, which means that during this time, small-cap value ca ptured 91% of small-cap growth’s upward surge. The strong down-market performance of small-cap value combined with the competitive returns that it has turned in during the market’s recovery helped small-cap value to hold a performance edge for the three-, five-, 10-, 15-, 20- and 25 -year periods ended 12/31/03.

4 | THE ROYCE FUNDS ANNUAL REPORT 2003

STILL STANDING
     Small-cap value’s solid performance benefited The Royce Funds, as did healthy returns by Technology and micro-cap stocks. In fact, each portfolio’s relative weightings in micro-caps, Technology stocks and more traditional value issues greatly influenced 2003’s returns. Royce Micro-Cap, Opportunity and Select Funds — portfolios with heavy weightings in at least one of the first two areas — enjoyed the highest calendar-year returns and outperformed the Russell 2000 for the year. However, we were very pleased with the performance of all of our funds in 2003. Although besting the benchmark remains a worthy goal for each portfolio, we would rather see strong absolute performances for the funds, and 2003 provided plenty of that. More importantly from our perspective, all of The Royce Funds in this report outperformed the Russell 2000 from its peak on 3/9/00, as well as for the applicable three-, five- and 10-year periods ended 12/31/03. We are more interested in the long-term and full market-cycle performance picture because we believe that these periods, which include both up and down market phases, more accurately reflect the success or failure of a particular investment vehicle or approach.

If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.

* Investment Class Shares. See Page 32 for important information regarding these returns.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 5

	LETTER TO OUR SHAREHOLDERS

exclusively among mid- and large-cap stocks. However, as we have often pointed out, the small-cap universe provides fertile ground for yield-loving equity investors. As of 12/31/03, of the approximately 7,300 companies with market capitalizations less than $2 billion, more than 1,500 pay dividends and more than 900 of those have yields of 2% or greater (Source: FactSet).

One might ask why a small company would choose to pay dividends. Wouldn’t that business be better off reinvesting its profits? The truth is that many small companies earn more than they need in terms of reinvestment in the business. This excess profit is known as free cash flow, which is one of the key qualitative components that we look for in any company, along with strong balance sheets and an established record of earnings. A company has several choices as to what it does with these funds: It can hold on to the cash, use it to purchase shares of its own stock or pay it out to shareholders in the form of dividends.

(continued on page 8)

     In our view, 2003 offered a good reason for taking the long view. A wildly successful year by nearly any measure, it was also an exceptional year for more than the reasons normally implied by that term. While our Funds certainly profited from the market’s favor toward micro-caps, Technology and other issues, we remain somewhat cynical about the nature of the recent rally. Seeing many of our holdings appreciate in price was gratifying, but we cannot avoid the suspicion that prices rose primarily for what we would argue were all the wrong reasons — speculation as opposed to investment, a low-interest rate environment (which made investment options in fixed income securities look far less attractive relative to equities) and a post-bear-market euphoria that seemed to push prices higher and higher while scant attention was being paid to underlying quality. We were surprised to see speculative stocks do so well from the October 2002 bottom through the end of 2003, though it was somewhat gratifyin g to see some companies with stronger earnings begin to participate late in the year.

THE HISTORY CHANNEL PRESENTS...
     From a performance standpoint, small-cap has so far outpaced large-cap in the current decade. In recognizing this, we wondered what the decade-by-decade performance story had been historically for each asset class. This led us to an examination of stock-market returns from 1930 through 1999 to see what, if any, performance patterns emerged for small- and large-cap stocks. Although we realized that there were distinctive stories behind each ten-year period’s returns, both large- and small-cap stocks repeated a specific pattern that held true for every decade from the ‘30s through the ‘90s. During that 70-year period, large-cap stocks led

	CRSP SMALL-CAP DECILE COMPOSITES Decade-by-Decade Cumulative Results
		CRSP 6-10	S&P 500	SPREAD

	1930s	47.6%	2.3%	45.4%

	1940s	328.9	138.7	190.2

	1950s	438.3	483.3	-45.0

	1960s	218.8	112.3	106.6

	1970s	150.1	76.5	73.6

	1980s	304.7	401.5	-96.8

	1990s	299.1	432.9	-133.8

in the high-return decades of the ‘50s, ‘80s and ‘90s, while small-caps were out in front during the low- or normal-return decades of the ‘30s, ‘40s, ‘60s and ‘70s. This pattern has been repeated so far in the current decade, with small-caps having held a significant performance

6 | THE ROYCE FUNDS ANNUAL REPORT 2003

edge over large-caps in a decidedly low-return period for the market as a whole. In one final tidbit of asset-class trivia, we found that both asset classes enjoyed a lengthy period of outperformance during each decade. In fact, small-cap stocks had at least a six-year period of outperformance in every 10-year period (see chart below), including those in which they underperformed. This was the case even in the the ‘80s and ‘90s, decades typically thought of as dominated by large-caps.

      We do not expect small-caps to lead in every performance period or in every calendar year through decade’s end. In fact, we expect leadership to alternate between small- and large-caps, especially in the near term. Does this mean that small-caps may be at a disadvantage in the coming months? Not necessarily. At current price-to-earnings levels, significant price appreciation through multiple expansion would be much harder to come by. In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-a-vis earnings growth.
     The potential upward movement of interest rates and their impact on P/E ratios is another area that would seem

In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-a-vis earnings growth.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 7

Certain small companies choose the latter, although for many years it was more common for firms to opt for one of the first two choices, regardless of their size. We think that this will change as a result of the new tax legislation passed earlier this year, which gives more favorable tax treatment to dividends, thus offering companies more of an impetus to pay them out. The effect of this legislation is only beginning to be felt, yet we expect that its consequences will be dramatic, long lasting and potentially beneficial to small-cap investors who like dividends.

LETTER TO OUR SHAREHOLDERS

Trying to Learn from History

to us to favor smaller companies. Although no one can accurately predict the path of interest rates, an increase after more than 20 years of overall decline seems reasonable, especially in a more robust economic environment. Rising interest rates are generally detrimental to equities as a whole. Since interest rates and P/E ratios tend to have an inverse relationship to each other, and larger companies generally have higher debt-to-capital ratios, an increase in interest rates would seemingly be more detrimental to larger companies because higher proportionate levels of debt would have a greater negative effect impact on their bottom lines. (As of 12/31/03, the composite debt-to-capital ratio for the S&P 500 was 49% versus 40% for the Russell 2000.)

CLOSING BELL
      We continue to believe that the returns generated by the recent rally, while entirely welcome, represent a snapback for stock prices, not a comeback for high returns. The market’s dramatic upward move seems to us more of an anomalous event that occurred within the longer-term context of the current market cycle that began with a dramatic slide from the peak in March 2000. Most bull markets have begun with profitable companies taking the lead, while Technology and/or micro-cap stocks have followed in the later stages of the run-up. We find it especially peculiar in the aftermath of one of the biggest Technology rallies in history that these sectors led the recovery. Although any extended period of negative returns from this point seems unlikely to us in the near-term, we suspect that there may be a correction within the next several months during which we believe that we will see a move to quality companies

8 | THE ROYCE FUNDS ANNUAL REPORT 2003

with solid earnings followed by a longer period of low, but generally positive returns. We would caution investors against thinking that 2003’s rubber-band response to the bear market means a return to the investment climate of the mid-to-late ’90s. Of course, when it comes to investing, our temperament resembles Larry David’s cranky, fatalistic character on HBO’s Curb Your Enthusiasm. When bad times come, we more or less expect it; when good times arrive, we’re usually nervous, expecting it all to end soon.
     The last five years have provided ample doses of each, with giddy peaks and chilling lows. Through it all, we maintained the same disciplined approach that we have used for 30 years. Just as we were not idiots when small-cap value went out of style, we did not suddenly become endowed with genius when our approach became attractive again. The extremes of the last two market cycles serve best as a reminder that building wealth requires time and patience.
     We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2004

The performance data and trends outlined in this presentation are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements. The (Center for Research in Security Prices) CRSP 6-10 is an unmanaged composite representing the bottom five deciles of stocks listed onthe New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, based on market capitalization. The S&P 500 is an unmanaged index of domestic large-cap stocks. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of domestic small-cap stocks.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception on 12/31/78, value outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value provided a significant advantage during the downturn (3/9/00 - 10/9/02) and through December 31, 2003.

	PRIOR PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 10/9/02	TROUGH-TO-CURRENT 10/9/02 – 12/31/03	PEAK-TO-CURRENT 3/9/00 – 12/31/03	PRIOR PEAK-TO-CURRENT 4/21/98 – 12/31/03
Russell 2000	26.3%	-44.1%	73.1%	-3.3%	22.2%

Russell 2000 Value	-12.7	2.0	69.8	73.1	51.2

Russell 2000 Growth	64.8	-68.4	76.7	-44.2	-8.0

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual*	0.7	7.9	62.0	74.8	76.0

Royce Micro-Cap*	10.8	-7.5	80.8	67.2	85.2

Royce Total Return*	-5.4	22.0	48.0	80.6	70.8

Royce Low-Priced Stock	18.8	1.7	74.8	77.8	111.2

Royce Opportunity*	43.3	-20.3	115.1	71.4	145.6

CONCENTRATED FUNDS

Royce Premier*	8.3	-0.9	62.5	61.1	74.5

Royce TrustShares*	54.0	-14.3	65.2	41.6	118.0

Royce Special Equity	n/a	56.1	42.0	121.7	n/a

Royce Select	n/a	-8.1	83.9	68.9	n/a

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), it also provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Special Equity, Total Return, Pennsylvania Mutual and Low-Priced Stock Funds, all of which posted positive results for the period.

TROUGH-TO-CURRENT: Through December 31, 2003, growth led value during the rally from the October low. Among the Royce Funds, our most opportunistic portfolios outpaced our lower volatility portfolios. Our funds with higher micro-cap exposure fared best, with Opportunity (+115.1%), Select (+83.9%) and Micro-Cap Funds(+80.8%) earning top performance and outperforming the indices for the period.

PEAK-TO-CURRENT: Through December 31, 2003, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (-3.3%). Interestingly, our most conservative offerings, Special Equity (+121.7%) and Total Return Funds (+80.6%), were our best performers.

*

All performance information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as Royce TrustShares’ Consultant B Class and Investment Class bear an annual distribution expense and Royce TrustShares’s Consultant Class B shares are subject to a deferred sales charge, neither of which are borne by the other Royce Funds’ Investment Class.

10 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE HIGHLIGHTS
	Cumulative Total Returns

All of The Royce Funds shown below outperformed the Russell 2000 from its peak on 3/9/00, as well as for the applicable 3-, 5- and 10-year periods ended 12/31/03.	Jul-Dec 2003 Return	Small-Cap Peak 3/9/00 - 12/31/03	Small-Cap Trough 10/9/02 - 12/31/03

RUSSELL 2000	24.9%	-3.3%	73.1%

PENNSYLVANIA MUTUAL FUND*	23.8	74.8	62.0

our flagship Fund that is co-managed by Chuck Royce and Whitney George, outperformed the Russell 2000 for the three-, five-, 10-, 15-, 20- and 25-year periods ended December 31, 2003. The Fund’s 25-year average annual total return was 15.1%.

ROYCE MICRO-CAP FUND*	26.7	67.2	80.8

a broadly diversified portfolio that is managed by Whitney George, invests primarily in companies with market caps less than $400 million. RMC outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended December 31, 2003. The Fund’s average annual total return since inception was 16.0%.

ROYCE TOTAL RETURN FUND*	17.1	80.6	48.0

a diversified portfolio that invests primarily in dividend-paying small- and micro-cap stocks, outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/15/93) periods ended December 31, 2003. RTR’s average annual total return since inception was 14.4%.

ROYCE LOW-PRICED STOCK FUND	24.5	77.8	74.8

a portfolio managed by Whitney George that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20 at the time of purchase. RLP outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/15/93) periods ended December 31, 2003. The Fund’s average annual total return since inception was 16.4%.

ROYCE OPPORTUNITY FUND*	39.6	71.4	115.1

managed by Buzz Zaino, outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended December 31, 2003. The Fund, which uses an opportunistic value approach, had an average annual total return since inception of 19.5%.

ROYCE PREMIER FUND*	22.1	61.1	62.5

a concentrated portfolio focused on companies with market caps between $400 million and $2 billion. Co-managed by Chuck Royce and Whitney George, the Fund outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods ended December 31, 2003. The Fund’s average annual total return since inception was 13.5%.

ROYCE TRUSTSHARES FUND*	21.9	41.6	65.2

a Fund primarily designed for certain long-term investors, the Fund outperformed the Russell 2000 for the three-year, five-year and since inception (12/27/95) periods ended December 31, 2003. The Fund’s average annual total return since inception was 19.1%.

ROYCE SPECIAL EQUITY FUND*	18.6	121.7	42.0

managed by Charlie Dreifus, the portfolio invests primarily in companies with market caps less than $1 billion. The Fund outperformed the Russell 2000 for the three-year, five-year and since inception (5/1/98) periods ended December 31, 2003. RSE’s average annual total return since inception was 11.8%.

ROYCE SELECT FUND	26.1	68.9	83.9

a concentrated, performance-fee fund for qualified clients, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (11/18/98) periods ended December 31, 2003. RSF’s average annual total return since inception was 20.7%.

*

All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant Class B and/or Financial Intermediary Class bear an annual distribution expense that is not borne or is higher than the Fund’s Investment Class shares. Shares of RTS’s Consultant B Class are also subject to a contingent deferred sales charge that is not applicable to the Fund’s other classes.

See pages 14-32 for a discussion of performance and risk statistics.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 11

FUND FOCUS
WHAT’S IN A NAME?

I t is our flagship fund, our oldest and probably best-known portfolio. It is the product with which our firm, Royce & Associates, is most closely identified. When people hear the name Chuck Royce, this is the portfolio they are most likely to have heard of. So it certainly makes less than perfect sense that the name of this fund is Pennsylvania Mutual Fund (PMF), the only product that we manage without a “Royce” in its name. A look at the long history of the Fund may help to clarify that it was more a matter of maintaining tradition than it was our own seemingly clueless marketing.
     We date the Fund’s inception from November 1972, when Chuck Royce assumed full portfolio management duties and acquired the Fund’s investment adviser, Quest Advisory Corp., which later became known as Royce & Associates. The roots of the Fund, however, reach back an additional decade to 1962, when it was first introduced by a small, boutique investment manager, Pikard & Co. The Fund was christened with the name “Pennsylvania” because its then-portfolio managers owned a summer home in the state. Six years later, in 1968, the stock market was rocked by a series of back-office scandals (sound familiar?), one of which involved this same small firm. These troubles led the original management to sell the Fund to Ralph Quinter of Quest Advisory, who kept the portfolio’s name intact. On Quinter’s Board of Directors at the time was a young stock analyst named Chuck Royce. When Chuck took over the management of the Fund, he too decided to keep t he name.
     What he ultimately chose to leave behind was the Fund’s investment approach. When he was working for Ralph Quinter, and for the first year or so that he was managing it, PMF could best be described as an all-out growth fund that invested mostly, but not exclusively, in small-company stocks. The fall of the market in 1973-4, led by the mostly large-cap “Nifty Fifty,” convinced Chuck that capital preservation was as important as capital growth. An old joke runs that a liberal is a conservative who’s been arrested, and a conservative is a liberal who’s been mugged. Perhaps a value investor is a growth manager who’s survived a severe bear market. The losses incurred in the Fund during the early ‘70s had a profound effect on Chuck’s approach to portfolio management. He began to pay much closer attention to balance sheets, long-term earnings histories and cash flow characteristics. In dealing with companies, he sought to determine the quality of the management teams that he met: Were their interests allied with those of the stockholders? Were they thinking of what would be best for the company’s long-term success? Were their plans for the firm viable? In order to answer these questions, he also decided to invest only in businesses he felt he understood.
     These lessons became the foundation on which the firm’s then-singular approach to small-cap value investing was constructed. We regard PMF as our flagship fund not simply because it is our oldest portfolio (although that is certainly part of it). It is also because the ideas that underlie every other mutual fund that we manage can be found in some form in the Fund’s portfolio, making PMF truly representative of our approach. In its portfolio, one is likely to find dividend-paying stocks, low-priced businesses and technology issues among its small- and micro-cap companies. There are stocks selected with the most conservative and exacting value standards and a number chosen for more opportunistic reasons. In fact, the only Royce-related thing that one will not find in the Fund is our name.
      In the future, this could change. We have toyed with the idea of changing PMF’s name over the years, but have so far resisted the temptation. On the one hand, it makes sense to bring the Fund’s name in line with those of the firm and our other portfolios. On the other hand, we (like many value investors, we suspect) enjoy tradition and the few things in life and investing that stay the same.

PMF VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003					VOLATILITY SCORES 25-YEAR PERIOD ENDED DECEMBER 31, 2003
	1-YEAR	3-YEAR	5-YEAR	10-YEAR	25-YEAR	BETA	STANDARD DEVIATION

Pennsylvania Mutual Fund*	40.29%	14.67%	13.59%	12.59%	15.14%	0.75	17.81

Russell 2000	47.25	6.27	7.13	9.47	13.31	1.02	22.77

* All performance and risk information for PMF reflects Investment Class results. Shares of the PMF’s Consultant Class bear an annual distribution expense that is not borne by the Investment Class.

Past performance is no guarantee of future results. The Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see pages 14-15 and 32 for more information on performance and volatility figures, including a description of beta and standard deviation.

12 | THE ROYCE FUNDS ANNUAL REPORT 2003

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President		NAME AND POSITION: David L. Meister, Trustee
Age: 64	No. of Funds Overseen: 19	Age: 64	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 49	No. of Funds Overseen: 19
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 58	No. of Funds Overseen: 19
Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 19
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 64	No. of Funds Overseen: 19
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 69	No. of Funds Overseen: 19
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 13

PENNSYLVANIA MUTUAL FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGERS’ DISCUSSION
Our flagship Pennsylvania Mutual Fund (PMF) was one of many seaworthy vessels cruising comfortably on the high seas of 2003’s stock market. The Fund finished the year with a return of 40.3%, in the wake of its small-cap benchmark the Russell 2000’s return of 47.3%, but on an absolute basis a very satisfying return. PMF found it easy to navigate the smoothly rising seas of the second half, up 23.8%, though in the same period it also trailed the Russell 2000, which was up 24.9%. The Fund’s relative underperformance reflects the strength shown by more speculative issues in the market, especially Technology stocks, since the rally began in October 2002. Of course, the Fund also enjoyed some of its successes because of the strength of Tech and the resurgence of micro-cap stocks as well. Many of 2003’s top performers in the Fund came from one or both of these categories. More importantly from our perspective, PMF stayed ahead of its benchmark from the small-cap market peak on 3/9/00 through 12/31/03, up 74.8% versus a loss of 3.3% for the Russell 2000. In addition, the Fund outperformed its benchmark for the three-, five-, 10-, 15- and 20-year periods ended 12/31/03. PMF’s average annual total return for the 25-year period ended 12/31/03 was 15.1%.
          We were especially gratified by the performance of several long-term holdings in the Fund. Construction aggregates company Florida Rock Industries, which we have owned since 1986, enjoyed a rock-solid year in which sales began to improve toward the end of the second calendar quarter. Investors apparently took notice, leading the stock price higher. We have owned shares of recreation vehicle and small- and mid-sized bus manufacturer Thor Industries off and on since 1988. The company’s stock price hit overdrive in the summer, and it cruised through the rest of the year. Number-two

	July-Dec 2003*			23.77%

	1-Year			40.29

	3-Year			14.67

	5-Year			13.59

	10-Year			12.59

	20-Year			12.51

	25-Year			15.14
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF

	2003	40.3%	1995	18.7%

	2002	-9.2	1994	-0.7

	2001	18.4	1993	11.3
					GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
TTM Technologies — We initially liked the low price, balance sheet and niche business of this manufacturer of specialty circuit boards. Increased revenues and earnings, as well as Wall Street attention, led its price to levels beyond our expectations. We began to reduce our position in August.

	2000	18.4	1992	16.2

	1999	6.0	1991	31.8	TTM Technologies	$9,737,127

	1998	4.2	1990	-11.5	Transaction Systems
					Architects Cl. A	9,465,710
	1997	25.0	1989	16.7
					Zila	7,818,022
	1996	12.8	1988	24.6
					Hecla Mining Company	7,536,688

					Invitrogen Corporation	6,694,995

Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. Although we still thought very highly of its core business, we began to reduce our position in October at substantial gains.

					† All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense that is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		PMF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.62	0.18	0.47

	Standard Deviation	20.72	22.48	19.87

	Beta	0.76	0.95	0.80
*	Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.

14 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

holding, Simpson Manufacturing, which makes various connectors used in the construction industry, first attracted our attention in 1994. We have been happy to hold the stock for nearly a decade, and were very pleased to see investors make the connection between what we see as the firm’s sterling financial quality and its stock price in 2003. We continue to hold large positions in all three companies because we believe that each is a well-run business with room to grow.
          Several holdings in the Health sector nursed themselves back to health in 2003. The first half’s top gainer, Zila, continued its robust performance through the end of the year, aided by increased revenues and positive earnings. We took some gains between June and October, but still hold a large position because prospects for the firm’s pharmaceutical, biomedical, dental and nutritional products continue to look healthy to us. Invitrogen Corporation manufactures medical products focused on molecular biology and cell cultures. The company received a shot in the arm from some recent acquisitions and increased revenues, which drew more investors to its stock. Within Natural Resources, precious metals companies shone brightly. Although its price mostly rose during 2003, we continued to build a large position in Hecla Mining Company. Increased gold production helped the stock price of mining company Golden Star Resources to more than quadruple between May and December. We continue to hold a large stake.
          Technology stocks made the largest collective impact on performance. In addition to PMF’s top two gainers, there were successes in businesses such as ESS Technology, which makes digital processor chips for DVDs, video CDs (VCD) and digital media players; MAXIMUS, a healthcare services technology consulting company; and microwave components manufacturer Anaren. We took gains at various times during the year in all three companies, but are still holding positions in these and other Technology firms whose growth prospects we find attractive.

			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$767 million

			Weighted Average P/E Ratio	19.9x*

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	0.5%

			Fund Net Assets	$1,324 million

			Turnover Rate	30%

			Number of Holdings	198

			Symbol (Investment Class)	PENNX
			(Consultant Class)	RYPCX
		*	Excludes 16% of portfolio holdings with zero or negative earnings as of 12/31/03.

			TOP 10 POSITIONS % of Net Assets
			Unit Corporation	1.2%

			Simpson Manufacturing	1.2
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
On Assignment — We are still waiting (and still hopeful) for the turnaround that we mentioned in the Fund’s 2003 Semiannual report. As a result, we built our position throughout 2003 because we believe that this medical staffing services firm’s quality balance sheet will eventually help it turn things around.

			Glamis Gold	1.1

On Assignment	$2,006,428		Endo Pharmaceuticals Holdings	1.1

ECtel	1,697,367		Florida Rock Industries	1.1

AirNet Systems	1,091,328		Ensign Resource Service Group	1.1

Clark	1,066,963		Tom Brown	1.0

RemedyTemp Cl. A	979,530		Hecla Mining Company	1.0

			eFunds Corporation	1.0

ECtel — In May 2002, at what we hoped would be a low point, we first began to buy shares of this provider of proprietary software and hardware for fraud prevention and other security-based businesses. Our timing was clearly poor, as its price continued to plummet in 2003. The Technology rally bypassed the firm, and an ongoing lack of capital spending caused its losses to mount.

			Goldcorp	1.0

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Natural Resources	15.3%

			Health	13.4

			Technology	12.6

			Consumer Products	11.2

			Industrial Products	9.4

			Financial Intermediaries	7.5

			Consumer Services	4.9

			Industrial Services	4.2

			Financial Services	1.2

			Diversified Investment Companies	0.5

			Miscellaneous	5.0

			Cash & Cash Equivalents	14.8

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 15

ROYCE MICRO-CAP FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
Although micro-cap stocks began 2003 as loveable underdogs, by the end of the year they looked more like the top dog in the stock market pecking order. This was reflected in the calendar-year performance of Royce Micro-Cap Fund (RMC), which was up 52.6%, ahead of its small-cap benchmark the Russell 2000, which finished the year up 47.3%. The Fund’s 2003 calendar-year results were the highest since it inception on 12/31/91. In the second half, previously strong performers in the Technology and Health sectors were joined by gainers in more traditional value areas such as Natural Resources and industrial companies. We were very pleased with the Fund’s showing, and even more excited about its recent market cycle and long-term returns. RMC outpaced the Russell 2000 from both the small-cap market peak on 3/9/00 (+67.2% versus -3.3%) and the small-cap market trough on 10/9/02 (+80.8% versus +73.1%). For the periods ended 12/31/03, the Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception periods. RMC’s average annual total return since inception was 16.0%.
          Technology stocks ruled the roost both as the market’s dominant segment and the Fund’s top-performing sector. The impressive resurgence of Tech stocks, which began once the market bottomed out in October 2002, was generally not accompanied by anticipated increases in capital spending. We shared the opinion of many that a recovery in the sector would be difficult to sustain without businesses spending more on technological upgrades and/or enhancements. Yet fifteen months into the rally, these increases are just beginning to materialize. What we gather from this is that investors have been more interested in momentum than in the underlying quality (or lack thereof) of many of these businesses. The substantial positive impact of the Fund’s Tech holdings has been undeniable. However, we are apprehensive enough about the long-term sustainability of these

	July-Dec 2003*	28.68%

	1-Year	52.62

	3-Year	17.61

	5-Year	16.63

	10-Year	13.99

	Since Inception (12/31/91)	15.98
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RMC

	2003	52.6%

	2002	-13.4

	2001	23.1

	2000	16.7
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. We started to reduce our position in July at substantial gains, though we have continued to think very highly of its core business.

	1999	13.7

	1998	-3.3	Transaction Systems
			Architects Cl. A	$7,057,709
	1997	24.7
			Schnitzer Steel
	1996	15.5	Industries Cl. A	6,858,395

	1995	19.1	Performance Technologies	5,811,512

	1994	3.6	Golden Star Resources	5,604,482

	1993	23.7	BioReliance Corporation	4,493,601

Schnitzer Steel Industries Cl. A — We think that this recycling and scrap metal company is a well-run firm in a unique business with little competition and high barriers to entry. The weak dollar combined with high demand for scrap metal in China helped its business and stock price to thrive. We reduced our position following a stock split in August.

	1992	29.4

† All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RMC	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.59	0.66	0.94

	Standard Deviation	26.77	29.30	25.75

	Beta	0.96	0.96	0.73
*
Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 19 micro-cap objective funds (oldest class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $300 million.)

16 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

returns, and happy enough with the gains that the Fund’s Tech companies have achieved, to begin trimming or reducing our positions in a number of holdings in the sector.
          Performance Technologies, which manufactures unified hardware, software and systems solutions for commercial and military communications benefitted from the upswing in telecommunications. We were initially attracted to the strength of its balance sheet and business niche. We sold close to half our shares in August and September as its price soared. We like the disciplined management and high returns on capital of TTM Technologies, a specialized contract manufacturer of printed circuit boards, and began selling shares in July at steadily rising prices. Two technology companies whose profitable, well-established businesses with the military first drew our attention are ViaSat and REMEC. The first provides broadband digital satellite communications and other wireless networking and signal processing equipment and services, while REMEC manufactures various components for wireless communications. The price of both companies slumped badly in 2002 as their respective forays into commercial markets coincided with the retrenchment of technology spending. Believing that each firm’s military business was enough to keep them growing profitably, we increased our stakes. We sold some shares as their respective prices recovered in 2003, though we think that each remains a well-run company.
          A company that we believe has been both overlooked and unappreciated is new top-ten holding Golden Star Resources, a debt-free gold mining business with large profitable operations in Ghana. Another strong-performing new entry in the Fund’s top ten was Carlisle Holdings, a company whose stock we have owned previously in the portfolio. The company has what we regard as an excellent maintenance and janitorial staffing services business. In 2003, the firm sold off some non-related assets and began to concentrate more on its core business, both of which allowed investors to clean up when its price began to climb in the spring.

		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$263 million

		Weighted Average P/B Ratio	1.8x

		Weighted Average Yield	0.3%

		Fund Net Assets	$587 million

		Turnover Rate	44%

		Number of Holdings	195

		Symbol (Investment Class)	RYOTX
		(Consultant Class)	RYMCX
		(Institutional Class)	RYCIX
		(Financial Intermediary Class)	RMCFX

		TOP 10 POSITIONS % of Net Assets
		PLATO Learning	1.5%

		Golden Star Resources	1.5
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
Daisytek International — When we first began to buy this stock, we were attracted to its core business as a distributor of computer printing supplies. It then sought to simultaneously expand both its distribution reach and its product line through aggressive acquisitions. The resulting increase in the firm’s debt led us to sell our shares in March.

		Transaction Systems Architects Cl. A	1.3

Daisytek International	$1,490,089	BioReliance Corporation	1.3

On Assignment	962,975	Exponent	1.1

Somera		Prima Energy	1.1
Communications	704,323
		Eldorado Gold	1.1
PMA Capital Cl. A	688,855
		Carlisle Holdings	1.1
ECtel	600,133
		Richardson Electronics	1.1

On Assignment — We are still waiting (and still hopeful) for the turnaround that we discussed in the Fund’s 2003 Semiannual report. We built our position in 2003 because we believed that this medical staffing services firm’s quality balance sheet would eventually help it turn things around.		PetroCorp	1.1

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	17.9%

		Health	15.8

		Natural Resources	15.0

		Industrial Services	8.5

		Industrial Products	7.1

		Consumer Products	5.7

		Financial Intermediaries	5.6

		Consumer Services	4.5

		Financial Services	0.9

		Miscellaneous	5.0

		Cash & Cash Equivalents	14.0

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 17

ROYCE TOTAL RETURN FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
If dividend-paying small- and micro-cap stocks were not totally fashionable in 2003, they were still attractive enough for investors to benefit from Royce Total Return Fund’s (RTR) highest calendar-year return since its inception on 12/15/93. In 2003, the Fund was up 30.0%, trailing its benchmark, the Russell 2000, which was up 47.3% for the same period. The Fund’s underperformance versus the benchmark was in line with a market rally that has so far shown more favor to more speculative issues than to the more cyclical and traditional businesses that we typically seek for RTR’s portfolio. Although Technology and other market high flyers led throughout the year, the second half saw more broadening of the rally, with the Fund up 17.1% versus a return of 24.9% for the benchmark. Nonetheless, based on its strong absolute return, we were pleased with the Fund’s performance in 2003. Even more gratifying was the Fund’s strong performance over long-term and market-cycle periods. For the period ended 12/31/03, the Fund outpaced the Russell 2000 from the small-cap market peak in 3/9/00, up 80.6% versus a loss of 3.3% for its benchmark. In addition, RTR was ahead of the Russell 2000 for the three-, five-, 10-year and since inception periods ended 12/31/03. The Fund’s average annual total return since inception was 14.4%.
          We view the recent changes in the tax treatment of dividends as a potentially positive development for the Fund. Our thinking is that profitable small companies will now have an added incentive to pay dividends whereas previously they may have been more likely to hold on to the cash or use it to buy back shares of their own stock. While an ample number of small companies already pay dividends — more than 1,500 out of

	July-Dec 2003*	17.09%

	1-Year	29.99

	3-Year	13.65

	5-Year	12.23

	10-Year	14.47

	Since Inception (12/15/93)	14.39
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTR

	2003	30.0%

	2002	-1.6

	2001	14.8

	2000	19.4
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
TSX Group — A newer position that we first bought shortly after its initial public offering, this company owns and operates the Toronto Stock Exchange, North America’s third largest. It remains underfollowed by domestic equity analysts. We built our position throughout 2003, attracted to the company’s increased earnings and technological innovations. We also received a favorable currency exchange benefit due to the weakening American dollar.

	1999	1.6

	1998	4.8	TSX Group	$9,766,770

	1997	23.7	Schnitzer Steel
			Industries Cl. A	7,076,479
	1996	25.5
			T. Rowe Price Group	6,196,214
	1995	26.9
			PetroChina Company ADR	6,117,829
	1994	5.1
			Ritchie Bros. Auctioneers	6,062,548

Schnitzer Steel Industries Cl. A — We think that this recycling and scrap metal company is a well-run firm in a unique business with little competition and high barriers to entry. The weak dollar combined with high demand for scrap metal in China helped its business and stock price to thrive.

† All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RTR	Category Median	Best Decile Breakpoint

	Sharpe Ratio	0.74	0.18	0.70

	Standard Deviation	15.85	22.48	18.25

	Beta	0.61	0.95	0.68
*	Three years ended 12/31/03. Category Median and Best Decile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.

18 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

approximately 7,300 companies with market caps less than $2 billion as of 12/31/03 — the possibility exists that this number will increase owing to the new legislation. The effects of the new laws are just beginning to be felt, but we think that potentially positive consequences could last for years.
          In the meantime, strong performances could be found in all of the Fund’s sectors and industry groups, with industrial-based companies doing especially well. Rayonier buys and manages timberland, sells timber and manufactures cellulose and other wood products. We like its steady growth and solid dividend, so we held on to our position in 2003 even as its price rose. Another consistent dividend payer, filtration systems and parts manufacturer Donaldson Company, benefitted from record sales and strong earnings growth in 2003. Rising earnings helped the price of Ritchie Bros. Auctioneers to climb, though we retained a large position through the end of the year. The company auctions new and used industrial equipment in the U.S. and overseas. The high-wire price of Nam Tai Electronics, a firm that makes specialty parts for telecommunication and consumer electronic products, led us to trim our position a bit.
          The soaring price of investment manager T. Rowe Price Group did not deter us from holding a large stake in the firm. We have long thought of it as a well-run company and were pleased to see that in 2003 more and more investors seemed to be in agreement. The price of high-yielding oil and natural gas exploration company PetroChina Company more than doubled from where we began to purchase it, leading us to sell our shares. Though we sold some shares of property-casualty insurance provider Zenith National Insurance, we increased our overall position in 2003 because we believed that it was a well-run business that survived some difficult times in its industry over the past few years.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$1,175 million

		Weighted Average P/E Ratio	19.4x

		Weighted Average P/B Ratio	2.0x

		Weighted Average Yield	1.7%

		Fund Net Assets	$2,798 million

		Turnover Rate	20%

		Number of Holdings	504

		Symbol (Investment Class)	RYTRX
		(Consultant Class)	RYTCX
		(Institutional Class)	RTRIX
		(Financial Intermediary Class)	RYTFX

		TOP 10 POSITIONS % of Net Assets
		Canadian Government 4.25% Bond	2.2%

		Erie Indemnity Company Cl. A	0.7
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
Van der Moolen Holding ADR — We were initially drawn to the high dividend rate of this securities company that acts as a marketmaker on several domestic and European exchanges, but the firm’s involvement in trading irregularities on the New York Stock Exchange depressed its stock price. We were holding on through the end of 2003.

		Rayonier	0.7

Van der Moolen		TSX Group	0.6
Holding ADR	$3,314,468
		Alleghany Corporation	0.6
PMA Capital CL. A	2,480,182
		Ritchie Bros. Auctioneers	0.6
Payless ShoeSource	2,080,291
		Zenith National Insurance	0.6
Oshkosh B’Gosh CL. A	1,456,835
		Tidewater	0.6
CompX International Cl. A	1,082,054
		T. Rowe Price Group	0.5

PMA Capital Cl. A — Our once-high confidence in this provider of property and casualty reinsurance withered in the face of what we felt was management’s inability to effectively steer the company through increasingly difficult times for its core business.		Thomas Industries	0.5

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Industrial Products	21.1%

		Financial Intermediaries	12.8

		Industrial Services	9.5

		Consumer Products	6.6

		Financial Services	6.1

		Natural Resources	5.8

		Technology	5.5

		Health	3.5

		Consumer Services	3.4

		Utilities	1.7

		Miscellaneous	5.0

		Bonds & Preferred Stocks	4.2

		Cash & Cash Equivalents	14.8

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 19

ROYCE LOW-PRICED STOCK FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
The initially low prices of many portfolio holdings in Royce Low-Priced Stock Fund (RLP) displayed a stubborn refusal to remain that way in 2003. RLP was up 44.0% in 2003. Although the Fund trailed its small-cap benchmark, the Russell 2000, which was up 47.3% for the year, it still turned in a very strong performance on an absolute basis. Strong enough, in fact, to have been the Fund’s best calendar-year return since its inception on 12/15/93. We cannot imagine a better tenth anniversary gift. The early stages of the rally benefited more speculative issues, which left the Fund lagging the Russell 2000 in the first half. 2003’s second half saw more participation from the broader market, although more aggressive issues continued to lead. Over longer time periods, the Fund remained well ahead of its benchmark. For the periods ended 12/31/03, RLP outpaced the Russell 2000 from both the small-cap market peak on 3/9/00 (+77.8% versus -3.3%) and the small-cap market trough on 10/9/02 (+74.8% versus +73.1%). The Fund was also ahead of the benchmark for the three-, five-, 10-year and since inception periods ended 12/31/03. RLP’s average annual total return since inception was 16.4%.
          2003 was the kind of year that most investors wish every year were like, while fatalistic managers like us wonder if we’ll ever see its like again. Nearly everything went better than expected. Just as the country came out of the Iraqi war with a speedy victory, tax cuts were announced, the recession showed signs of ending and the Fed lowered interest rates by a quarter point. This helped stock prices across the board, although we were surprised to see wire-to-wire leadership from more traditional growth areas such as Technology and Health during the recovery. Nonetheless, our holdings in these sectors did especially well in a year in which successes could be found in all of the Fund’s sectors and industry groups. The high prices reached by

	July-Dec 2003*	24.49%

	1-Year	44.02

	3-Year	14.67

	5-Year	19.39

	10-Year	16.48

	Since Inception (12/15/93)	16.41
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RLP

	2003	44.0%

	2002	-16.3

	2001	25.1

	2000	24.0
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
E*TRADE Financial — Our decision to trim our position in this financial services firm was based solely on the impressive rise of its stock price. We have retained our high view of its management and its ability to make the transition from an internet-based discount brokerage to a low cost leader in financial services.

	1999	29.8

	1998	2.4	E*TRADE Financial	$33,597,914

	1997	19.5	Transaction Systems
			Architects Cl. A	32,471,441
	1996	22.8
			Endo Pharmaceuticals
	1995	22.5	Holdings	26,977,879

	1994	3.0	Schnitzer Steel
			Industries Cl. A	24,970,602

			Hecla Mining Company	21,853,781

Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. We started to reduce our position in October at substantial gains, though we still thought very highly of its core business.

	MORNINGSTAR STATISTICAL MEASURES*
		RLP	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.45	0.18	0.47

	Standard Deviation	28.69	22.48	19.47

	Beta	1.07	0.95	0.80
*	Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.

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certain holdings, especially in Technology, led us to trim, reduce or completely sell positions.
          We first began to buy Endo Pharmaceuticals Holdings in RLP late in 2002. We liked its balance sheet, its high returns on capital, and the firm’s stable of products, which included both brand names and generic drugs, as well as those that were in development. None of that has changed, except that the company’s cash flows were stronger in 2003 than we expected. Although its stock price rose, we built our position in the second half of the year thinking that the company still had room to grow. Another firm with a rising stock price whose long-term prospects we like is TSX Group, the company that owns and operates the Toronto Stock Exchange, the third largest in North America. We first purchased the stock last spring shortly after its initial public offering, which most American equity analysts seemed to greet with a yawn. We built our position throughout 2003, attracted to the company’s increased earnings and technological innovations. We also received a favorable currency exchange benefit due to the weakening American dollar.
          Two top-ten precious metals companies possess a little something extra in addition to the solid gains and what we regard as sterling financial characteristics of the Fund’s other holdings in that industry. Both Hecla Mining Company and Glamis Gold have substantial operations in silver mining that we think could brighten each firm’s future. Commodity prices in silver have lagged those of other precious metals, which began to emerge from a twenty-year bear market just a few years ago. Silver has industrial applications unavailable to other precious metals, which to us indicates a potential edge for companies who mine it. We built our positions in these two companies in 2003 based on our belief that smaller, more nimble precious metals businesses may enjoy greater exploration opportunities relative to their larger competitors.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$844 million

			Weighted Average P/E Ratio	22.3x*

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	0.5%

			Fund Net Assets	$3,046 million

			Turnover Rate	42%

			Number of Holdings	199

			Symbol	RYLPX
		*	Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/03.

			TOP 10 POSITIONS % of Net Assets
			Endo Pharmaceuticals Holdings	1.8%

			Glamis Gold	1.7
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
PMA Capital Cl. A — Our once-high confidence in this provider of property and casualty reinsurance withered in the face of what we felt was management’s inability to effectively steer the company through increasingly difficult times for its core business. We sold the last of our shares in RLP’s portfolio in December.

			Unit Corporation	1.7

PMA Capital Cl. A	$6,235,968		Hecla Mining Company	1.6

Daisytek International	5,530,379		Ensign Resource Service Group	1.6

			Goldcorp	1.6
Clark	3,263,752
			eFunds Corporation	1.5
Harmony Gold Mining Company ADR	3,105,393
			Nu Skin Enterprises Cl. A	1.5

Somera			Perrigo Company	1.5
Communications	2,875,627
			Transaction Systems Architects Cl. A	1.4

Daisytek International — When we first began to buy this stock, we were attracted to its core business as a distributor of computer printing supplies. It then sought to simultaneously expand both its distribution reach and its product line through aggressive acquisitions. The resulting increase in the firm’s debt led us to sell our shares between March and April.

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Natural Resources	20.0%

			Technology	16.2

			Health	14.6

			Consumer Products	9.5

			Consumer Services	6.2

			Financial Intermediaries	6.1

			Industrial Services	3.8

			Industrial Products	2.6

			Financial Services	1.6

			Miscellaneous	4.7

			Cash & Cash Equivalents	14.7

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 21

ROYCE OPPORTUNITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
The down market of 2002 provided numerous buying opportunities that became high-return holdings in 2003’s resurgent stock market. Royce Opportunity Fund (ROF) was up an impressive 72.9% in 2003, substantially ahead of its small-cap benchmark, the Russell 2000, which was up 47.3% for the same period. The Fund actually began the year on a down note, trailing the Russell 2000 in the difficult first quarter. The tough times did not last, though, as ROF stormed ahead in the more dynamic second quarter and continued to outpace the small-cap index in 2003’s second half, up 39.6% for the July through December period versus a return of 24.9% for the Russell 2000. We were even more pleased with the Fund’s strong performance over longer-term and market-cycle periods. For the periods ended 12/31/03, ROF was ahead of the Russell 2000 from both the small-cap market peak on 3/9/00 (+71.4% versus -3.3%) and from the small-cap trough on 10/9/02 (+115.1% versus +73.1%). The Fund also outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended 12/31/03. ROF’s average annual total return since inception was 19.5%.
          Although hoped-for increases in capital spending are only now beginning to materialize, Tech stocks made an impressive comeback in the recent rally. The Fund’s holdings in this often volatile sector were no exception, and many of them far exceeded our price targets late in 2003. One area that continued its terrific first-half run was digital subscriber line (DSL) component manufacturing, which we first began to buy in 1999. Spurred on by the success of Verizon (which the Fund does not own) in promoting low-cost home and business DSL lines for broadband internet access, other regional telephone service carriers began to follow suit in 2003, driving up the prices of several Fund holdings, including Westell Technologies, GlobespanVirata, Netopia

	July-Dec 2003*	39.55%

	1-Year	72.87

	3-Year	18.95

	5-Year	21.70

	Since Inception (11/19/96)	19.53
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROF

	2003	72.9%

	2002	-17.0

	2001	17.3
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
UNOVA — This company’s businesses showed improved cashflows in 2003, but we were especially pleased with its subsidiary Intermec, a leader in radio frequency identification (RIFD) technology, which gives businesses far greater control over inventory and supply-chain management. We began to reduce our position in April, but still hold a large enough stake to make it the Fund’s top holding.

	2000	19.9

	1999	32.3	UNOVA	$12,733,636

	1998	4.9	Carrier Access	11,173,749

	1997	20.8	Dot Hill Systems	7,747,788

			Merix Corporation	7,675,451

			Netopia	7,448,714

Carrier Access — This broadband communications company specializes in digital access products used throughout the telecommunications industry. As its business with regional telephone companies began to improve, so did the firm’s stock price. We took some gains in October, but still hold a good-sized position.

† All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		ROF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.53	0.18	0.47

	Standard Deviation	32.45	22.48	19.87

	Beta	1.16	0.95	0.80
*	Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.

22 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

and Centillium Communications. We also enjoyed considerable success with Nam Tai Electronics, an electronics manufacturing and design services provider for the telecommunications industry, which we sold off in October.
          Comtech Telecommunications creates mobile tracking devices for the U.S. military. We sold our position at a significant net gain during the summer. Dot Hill Systems provides disk-based data storage and networking solutions for open systems computing environments such as Linux. We first began to buy its stock in 1998’s third quarter during a Tech correction, only to substantially increase our position throughout 2002. Improved business and the popularity of Tech stocks both helped its stock price to more than double from its 2002 lows. We continue to hold a large position. The price of circuit-board manufacturer Merix Corporation climbed throughout the year, but really began to soar late in the summer. By November, it had doubled its price of late June. We began to reduce our position in September.
          The slumping U.S. dollar meant good news for the domestic steel industry, which in turn helped to solidify the rising prices of specialty metals producer Carpenter Technology and construction aggregates, structural steel and specialty bar products company Texas Industries. Improved business and renewed attention from Wall Street were the right formula to galvanize the price of Century Aluminum in 2003. Its price had slumped through the second half of 2002, when we first began to increase our position. We were confident in the firm’s ability to continue growing, so we built our stake throughout 2003. We also increased our holdings in some new top-ten positions: textiles, housewares and home accessories retailer Linens ‘n Things, manufacturer Furniture Brands International, multimedia company Emmis Communications, casual-dining restaurant operator Landry’s Restaurants and Timken Company, a manufacturer of tapered roller bearings and alloy seamless mechanical steel tubing.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$396 million

		Weighted Average P/B Ratio	1.6x

		Weighted Average Yield	0.4%

		Fund Net Assets	$1,488 million

		Turnover Rate	55%

		Number of Holdings	300

		Symbol (Investment Class)	RYPNX
		(Institutional Class)	ROFIX
		(Financial Intermediary Class)	RYOFX

		TOP 10 POSITIONS % of Net Assets
		UNOVA	0.9%

		Timken Company (The)	0.9
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
MCSi — Immediately after allegations surfaced of substantial accounting irregularities, we took our losses and moved on from a disappointing experience with this computer and office automation supplies distributor.

		Emmis Communications Cl. A	0.8

MCSi	$2,918,333	Century Aluminum	0.8

Fleming Companies	2,123,119	Furniture Brands International	0.7

Oneida	1,775,859	Linens ‘n Things	0.7

Ultimate Electronics	1,552,951	Landry’s Restaurants	0.7

BMC Industries	1,349,032	Volt Information Sciences	0.7

		Saks	0.7
Fleming Companies — In March, we fled from this once-promising food distribution company when they declared bankruptcy.
		Texas Industries	0.7

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	27.7%

		Industrial Products	23.8

		Consumer Services	11.8

		Industrial Services	10.1

		Consumer Products	7.7

		Natural Resources	4.7

		Health	2.1

		Financial Intermediaries	0.6

		Financial Services	0.2

		Diversified Investment Companies	0.2

		Miscellaneous	4.9

		Preferred Stocks	0.1

		Cash & Cash Equivalents	6.1

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 23

ROYCE PREMIER FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGERS’ DISCUSSION
Although micro-cap stocks were all the rage in 2003, the larger small-cap companies were not exactly neglected by the market’s rebound last year. Royce Premier Fund (RPR) finished 2003 with a return of 38.7%, trailing its small-cap benchmark the Russell 2000, which was up 47.3%. This was not surprising to us because the market rally generally favored more aggressive stocks. The Fund’s 2003 performance was also not disappointing. Its return was strong on an absolute basis, and it was the best performance for a calendar-year period since RPR’s inception on 12/31/91. We were also pleased that the Fund stayed ahead of the Russell 2000 over both long-term and market-cycle periods. For the period ended 12/31/03, RPR was up 61.1% from the small-cap market peak on 3/9/00 versus a decline of 3.3% for its benchmark. The Fund also outperformed the Russell 2000 for the three-, five-, 10- year and since inception periods ended 12/31/03. RPR’s average annual total return since inception was 13.5%.
          Having posted net losses in only two stocks in 2003, our list of “Good Ideas at the Time” is a little shorter than usual. Successes could be found throughout the Fund’s concentrated portfolio of small-cap stocks. Strong performances came from several Technology companies that we first bought, or built our positions in, during 2002’s bear market. Early that year, we first purchased shares of Symbol Technologies, a maker of laser bar code scanners, hand-held computers and other wireless communications network products for voice and data. Plunging prices in the bear market also led us to build our position in Dionex Corporation, a chromotography systems manufacturer with low debt and solid cash flow. Its business developed in a virtually picture-perfect way in 2003, as record sales appeared to attract more

	July-Dec 2003*	22.09%

	1-Year	38.74

	3-Year	11.94

	5-Year	12.87

	10-Year	12.77

	Since Inception (12/31/91)	13.52
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RPR

	2003	38.7%

	2002	-7.8

	2001	9.6
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
Winnebago Industries — Although we initiated our position in RPR’s portfolio in March 2003, we have long liked the dominant market share and strong profit margins of this leading recreation vehicle manufacturer. The fact that the company has been using much of its free cash flow to buy back stock only adds to the list of attractive qualities.

	2000	17.1

	1999	11.5	Winnebago Industries	$25,079,297

	1998	6.7	TSX Group	17,092,597

	1997	18.4	Simpson Manufacturing (SSD)	16,950,159

	1996	18.1	Endo Pharmaceuticals Holdings	15,231,811

	1995	17.8	E*TRADE Financial	13,944,851

TSX Group — Also a newer position that we first bought shortly after its initial public offering, this company owns and operates the Toronto Stock Exchange, North America’s third largest. It remains underfollowed by domestic equity analysts. We built our position throughout 2003, attracted to the company’s increased earnings and technological innovations. We also received a favorable currency exchange benefit due to the weakening American dollar.

	1994	3.3

	1993	19.0

	1992	15.8

† All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

	MORNINGSTAR STATISTICAL MEASURES*
		RPR	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.51	0.18	0.47

	Standard Deviation	19.38	22.48	19.87

	Beta	0.81	0.95	0.80
*	Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (lowest expense class only) with at least three years of history.

24 | THE ROYCE FUNDS ANNUAL REPORT 2003

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and more investors to its stock. Coming in with substantial gains just behind Tech were holdings in the Health sector. Stronger-than-expected cash flows only increased our affection for Endo Pharmaceuticals Holdings. We were initially drawn to its balance sheet and high returns on capital, as well as to its impressive product line of brand-name and generic drugs. We were content to hold a large position at the end of 2003. We purchased many shares below book value of serum and cell culture provider Invitrogen Corporation just as new management was attempting to re-invigorate the firm after a series of missteps. Its price doubled in 2003, prompting us to reduce our stake. Contact lens specialist Ocular Sciences continued to gain market share both domestically and internationally. We have long considered it a well-run, financially clear-sighted firm, though eye-popping price increases saw us trimming our position a bit.
          Two of the Fund’s long-term holdings turned in strong performances. We first bought shares of number-one holding Simpson Manufacturing, which makes various connectors used in the construction industry, in 1997. It was pleasing to see investors connect the firm’s low debt and positive cash flow to an investment in what we think is a very solid business. The stock price of construction aggregates company Florida Rock Industries built up a strong performance in 2003. We first purchased the stock in RPR’s portfolio in 1992 and have owned shares continuously since 1994, though we trimmed our position in 2003. We have only owned shares of E*TRADE Financial since 2001, but its relatively new place in the portfolio didn’t stop it from having a terrific 2003. We were initially intrigued by the company’s innovative management who were helping the firm make the leap from internet-based discount brokerage to full-service financial company. Judging by recent performance, it looks like they may have succeeded.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$1,306 million

		Weighted Average P/E Ratio	24.5x

		Weighted Average P/B Ratio	2.5x

		Weighted Average Yield	0.6%

		Fund Net Assets	$1,775 million

		Turnover Rate	26%

		Number of Holdings	60

		Symbol (Investment Class)	RYPRX
		(Consultant Class)	RPRCX
		(Institutional Class)	RPFIX
		(Financial Intermediary Class)	RPFFX

		TOP 10 POSITIONS % of Net Assets
		Simpson Manufacturing	3.2%

		Endo Pharmaceuticals Holdings	2.8
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
PMA Capital Cl. A — Our once-high confidence in this provider of property and casualty reinsurance withered in the face of what we felt was management’s inability to effectively steer the company through increasingly difficult times

		Tom Brown	2.8

PMA Capital Cl. A	$7,580,524	Ensign Resource Service Group	2.3

Interactive Data	88,197	Winnebago Industries	2.3
for its core business. We sold our shares in RPR’s portfolio in March.
		Goldcorp	2.3

Interactive Data — This is a new position that we first purchased in December 2003. We liked its core business as a provider of financial and business information.		Glamis Gold	2.2

		Unit Corporation	2.2

		Florida Rock Industries	2.1

		Woodward Governor Company	2.0

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Natural Resources	15.3%

		Technology	14.1

		Health	10.8

		Consumer Products	9.6

		Financial Intermediaries	9.6

		Industrial Products	9.4

		Industrial Services	6.9

		Consumer Services	4.2

		Financial Services	1.2

		Miscellaneous	1.5

		Cash & Cash Equivalents	17.4

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 25

ROYCE TRUSTSHARES FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
The broadening of the market rally in 2003’s second half was like a gift to Royce TrustShares Fund (RTS). A strong second-half showing helped the Fund finish 2003 with a return of 38.1%, a strong absolute return that nonetheless trailed its small-cap benchmark the Russell 2000, which was up 47.3% for the same period. The rally that began in October 2002 has so far been better to more speculative and aggressive issues than to the more traditional companies that we usually look for in the Fund’s concentrated portfolio of small- and micro-cap stocks. In spite of RTS’s underperformance versus its benchmark, we were pleased with the Fund’s performance for the year. We were also very satisfied with the Fund’s outperformance of the Russell 2000 from the small-cap market peak on 3/9/00. From that date through 12/31/03, RTS was up 41.6% versus a loss of 3.3% for the benchmark. In addition, the Fund outpaced the Russell 2000 for the three-year, five-year and since inception (12/27/95) periods ended 12/31/03. RTS’s average annual total return since inception was 19.1%.
          Positive performances came from all of the Fund’s sectors and industry groups, although its two largest sectors, Technology and Industrial Services made the largest contributions to performance. Other sectors turned in more modest gains as a group. Excel Technology develops and manufactures laser systems and electro-optical components for industrial, scientific and medical uses. We were initially attracted to its interesting business and low debt. As its price fell early in 2002, we increased our position and were content to hold a good-sized stake at the end of 2003. Although we first purchased the stock of electronic components distributor Arrow Electronics

	July-Dec 2003*	21.89%

	1-Year	38.09

	3-Year	10.50

	5-Year	16.40

	Since Inception (12/27/95)	19.05
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTS

	2003	38.1%

	2002	-18.9

	2001	20.5
			GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
E*TRADE Financial — Our decision to reduce our position in this financial services firm was based solely on the impressive rise of its stock price. We have retained our high view of its management and its ability to make the transition from an internet-based discount brokerage to a full-service, bricks-and-mortar financial company.

	2000	11.7

	1999	41.8	E*TRADE Financial	$754,801

	1998	19.5	iGATE	731,677

	1997	26.0	Ritchie Bros. Auctioneers	601,750

	1996	25.6	Kforce	568,948

			Excel Technology	494,010

iGATE Corporation — The business of this IT consultant and staffing services company was somewhat sluggish in 2003, yet investors seemed happy to invest in its potential ability to turn things around. We held a large position at the end of the year.

† All performance and risk information for RTS reflects Investment Class results. Shares of the RTS’s Consultant Class and Consultant B Class bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTS’s other classes.

	MORNINGSTAR STATISTICAL MEASURES*
		RTS	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.34	0.18	0.47

	Standard Deviation	24.97	22.48	19.87

	Beta	1.08	0.95	0.80
*	Three years ended 12/31/03. Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.

26 | THE ROYCE FUNDS ANNUAL REPORT 2003

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in 1999, the bear market in Tech stocks led us to substantially build our position in the fall of 2002. Increased sales seemed to attract more investors to the company in 2003. Its rising price prompted us to sell more than half our position late in the year. Although we held a large stake at the end of the year, we also reduced our position in Kronos late in 2003 after its price climbed and the company’s stock split. The firm specializes in tech-based human resources, payroll, scheduling, and time and labor solutions for a variety of businesses. Its growing business seemed to draw investors at just the right time.
          Some companies enjoyed terrific performance based more on the potential investors seemed to see rather than strong evidence that sales or earnings had improved. For example, Kforce provides professional and technical specialty staffing services. We think highly of its core business and like its balance sheet, but were surprised to see its stock price ignited by what we thought were modest, encouraging improvements in its business. We sold some shares in December. The price of BioReliance Corporation soared on news of improved earnings and the announcement late in the year that it was being acquired by a larger firm. The company provides contract services for various biotech and pharmaceuticals businesses. Top holding Ritchie Bros. Auctioneers has what we have long regarded as a very well-managed niche business. The company is a dominant player in industrial equipment auctions both in the U.S. and overseas. We were content to hold a large position at the end of 2003. We were also happy to hold a good-sized stake in contact lens maker Ocular Sciences. The company continued to gain market share both domestically and internationally. We have long considered it a well-run, financially clear-sighted company.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$843 million

		Weighted Average P/B Ratio	2.2x

		Weighted Average Yield	0.6%

		Fund Net Assets	$42 million

		Turnover Rate	25%

		Number of Holdings	70

		Symbol (Investment Class)	RGFAX
		(Consultant Class)	RYGCX
		(Consultant Class B)	RGFCX

		TOP 10 POSITIONS % of Net Assets
		Ritchie Bros. Auctioneers	3.6%

		Delta Apparel	3.4
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
The Boyds Collection — Sales and earnings for this designer and importer of hand-crafted collectibles and other specialty giftware products continued to decline in 2003. At year end, we were still re-evaluating our position.

		iGATE Corporation	2.6

The Boyds Collection	$229,265	Excel Technology	2.6

Somera Communications	93,790	Kforce	2.4

PRG-Schultz International	58,291	Newport Corporation	2.1

PMA Capital Cl. A	41,153	Elan Corporation ADR	2.0

Horace Mann Educators	34,000	Perrigo Company	2.0

		Roto-Rooter	2.0
Somera Communications — Hoped-for improvements in sales never materialized for this distributor of new and used telecommunications equipment. We still like its core business and low debt.
		Sotheby’s Holdings Cl. A	1.9

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	28.8%

		Industrial Services	18.2

		Health	16.8

		Financial Intermediaries	5.5

		Financial Services	5.2

		Consumer Products	5.0

		Natural Resources	3.3

		Industrial Products	2.2

		Consumer Services	1.9

		Cash & Cash Equivalents	13.1

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 27

ROYCE SPECIAL EQUITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
Royce Special Equity Fund’s (RSE) portfolio held many companies that we view as living up to the Fund’s name in 2003. The Fund finished the calendar year up 27.6%, behind its small-cap benchmark, the Russell 2000, which was up 47.3% for the same period. Although underperforming the benchmark is hardly a goal of the Fund’s, we were quite pleased with RSE’s performance on an absolute basis in 2003. In the fourth quarter, it seemed to us that investors began to recognize the inevitability of higher interest rates and thus sought to “trade-up” in quality, which helped the Fund to participate more fully in the rally. The year as a whole was dominated by more speculative and (in our estimation) lower-quality companies, and we would generally expect to lag in this kind of more speculative market. Yet we also expect to perform better during more difficult periods, as certainly was the case in the current market-cycle period. For the period ended 12/31/03, RSE was up an impressive 121.7% from the small-cap market peak on 3/9/00 versus a decline of 3.3% for the Russell 2000. The Fund also beat the benchmark for the three-year, five-year and since inception (5/1/98) periods ended 12/31/03. Over these time periods, the Fund’s volatility has been relatively lower than that of other small-cap objective funds tracked by Morningstar, as measured by Standard Deviation, which we think is worth mentioning to more conservative investors. RSE’s average annual total return since inception was 11.8%.
          Positive performances could be found in all of the Fund’s sectors and industry groups. Holdings in its two largest sectors — Industrial Products and Consumer Products — made the largest positive impact on the year’s performance. RSE’s third and fourth largest sectors — Consumer Services and Industrial Services — also included companies that made significant contributions. We are often struck by the fact that one portfolio holding’s price has risen while another in which we have equal or greater

	July-Dec 2003*			18.57%

	1-Year			27.64

	3-Year			24.39

	5-Year			15.13

	Since Inception (5/1/98)			11.82
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSE

	2003			27.6%

	2002			15.3

	2001			30.8

	2000			16.3

	1999			-9.6

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
Hooker Furniture — We began to buy shares of this furniture manufacturer when it was receiving virtually no coverage from equity analysts. Its price climbed steadily in 2003, thanks to increased earnings and its ability to thrive amidst tough conditions for its industry.

			Category	Best Decile
		RSE	Median	Breakpoint	Hooker Furniture	$5,991,434

	Sharpe Ratio	1.36	0.18	0.70	Bob Evans Farms	5,658,930

	Standard Deviation	16.72	22.48	18.25	CEC Entertainment	5,599,454

	Beta	0.46	0.95	0.68	Banta Corporation	5,304,755
*	Three years ended 12/31/03. Category Median and Best Decile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.
					Winnebago Industries	5,087,158

  Fundamentally driven, combining the value approach of Benjamin Graham with the accounting cynicism of Abraham Briloff

  Looks for companies that generate high returns on invested capital and that are inexpensively priced on an absolute basis

  Seeks to identify companies whose value is unrecognized or under-recognized by the market

Bob Evans Farms — Like Hooker Furniture, this company, which operates chain restaurants and distributes pork products, was flying under most radar screens on Wall Street when we first bought shares. It seems that investors may have begun to pay heed to the company’s valuable real estate holdings, even though these were offset somewhat by slightly disappointing sales and higher livestock prices. The market seems confident that these are temporary difficulties.

† All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

28 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

confidence continues to languish. It is not always clear to us why certain holdings perform well and others do not. Our goal in the Fund is to find what we believe are unappreciated businesses that are poorly understood by, or unknown to, most investors. The companies that we select possess what we think are attractive financial attributes. However, we can never be sure when or if the market as a whole will recognize what we see.
          One cannot escape the fact that the return on any investment is partially a function of when that investment is made, otherwise known as “entry level.” We think that the entry level of the current market is not particularly attractive. Using our own risk-averse approach, we are still finding candidates for investment, but they are somewhat fewer in number, and not as deeply discounted as they were over the past several years. Offsetting this is the decline in interest rates and the relatively low cost of capital. We still believe that our approach has the potential to deliver solid results vis-à-vis the market. We believe that there is room for price-to-earnings (P/E) expansion for many of our portfolio holdings while we see little or none currently in the overall market. Further, as we have mentioned in the past, it is our opinion that there is an arsenal of opportunities both unexploited and underexploited available to many of our holdings.
          To us, the market currently appears priced to perfection. We suspect that it would require both a strong economy and no rise in interest rates for a reasonable period of time in order to maintain its continued health. If the economy turns out to be weaker than expected and rates decline, could the market advance? If the economy improves further and rates rise sooner than expected, could the market advance? We think that the answer to both questions is “no.” In our opinion, the market cannot continue to pre-pay for expected earnings improvement and then pay for it again if it is delivered. We think to believe otherwise is to revel in a bubble-like mentality.
		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$649 million

		Weighted Average P/E Ratio	17.1x

		Weighted Average P/B Ratio	2.0x

		Weighted Average Yield	1.5%

		Fund Net Assets	$750 million

		Turnover Rate	22%

		Number of Holdings	75

		Symbol (Investment Class)	RYSEX
		(Consultant Class)	RSQCX
		(Institutional Class)	RSEIX
		(Financial Intermediary Class)	RSEFX

		TOP 10 POSITIONS % of Net Assets
		Banta Corporation	3.2%

		Bob Evans Farms	2.9
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
Oshkosh B’Gosh Cl. A — Like many apparel makers, the company struggled with disappointing sales. Its profits were further hampered by concessions to retail customers for merchandise that was not selling as well as expected. We like the firm’s strong brand name, but thought that a recovery from its current woes may not materialize for some time, leading us to sell our shares.

		Lubrizol Corporation	2.9

Oshkosh B’Gosh Cl. A	$1,095,004	Borders Group	2.6

Chromcraft Revington	428,339	Lancaster Colony	2.6

Astronics Corporation	300,787	Schweitzer-Mauduit International	2.5

Cato Corporation Cl. A	282,949	Universal	2.4

Deb Shops	208,592	Bandag Cl. A	2.2

Chromcraft Revington — Unlike Hooker Furniture, this furniture maker struggled with stiff competition from imports and sluggish earnings. However, we think that the firm’s reduced expectations have been more than accounted for by its lower share price. We remain hopeful for a turnaround.

		Schulman (A.)	2.0

		Russ Berrie and Company	1.9

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Industrial Products	22.4%

		Consumer Products	18.8

		Consumer Services	16.3

		Industrial Services	15.3

		Health	4.1

		Financial Services	2.7

		Technology	0.6

		Miscellaneous	2.5

		Cash & Cash Equivalents	17.3

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 29

ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
It was a performance reminiscent of Seabiscuit. After running even with the return of the Russell 2000 in the year’s first half, Royce Select Fund (RSF) pulled ahead in the second half as the market rally began to broaden to include a greater number of companies other than the more aggressive stocks that have led the rally since it began in October 2002. The Fund was up 48.7% in 2003, outpacing its small-cap benchmark, which was up 47.3% for the same period. The calendar-year return was the Fund’s best showing since its inception on 11/18/98. It would seem that the Fund’s concentrated portfolio of small- and micro-cap stocks was well positioned for the recent rally, with a large weighting of Technology (and micro-cap) stocks as well as several selected from more cyclical and traditional areas historically favored by value investors. This combination helped the Fund to outpace the Russell 2000 over long-term and market-cycle periods. For the periods ended 12/31/03, RSF was ahead of its benchmark from both the small-cap market peak on 3/9/00 (+68.9% versus -3.3%) and the small-cap market trough on 10/9/02 (+83.9% versus +73.1%). The Fund also outperformed the Russell 2000 for the one-, three-, five-year and since inception periods ended 12/31/03. RSF’s average annual total return since inception was 20.7%.
          The market rally that began in October 2002 eventually helped stock prices across the board, although we were surprised to see wire-to-wire leadership from more speculative areas such as Technology and Health — RSF’s two largest sectors — during a recovery in which we would have expected quality to assume the early lead. Nonetheless, our holdings in these sectors did especially well in a year in which generally more modest successes could be found in all of the Fund’s sectors and industry groups. The high prices reached by certain holdings, especially in Technology, led us to trim, reduce or

	July-Dec 2003*			26.12%

	1-Year			48.67

	3-Year			15.93

	5-Year			19.39

	Since Inception (11/18/98)			20.66
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSF

	2003			48.7%

	2002			-15.8

	2001			24.5

	2000			15.0

	1999			35.4

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain
Covansys Corporation — We nearly gave up on this IT consulting company as its stock price was bottoming out in the fall of 2002. A smart acquisition in May 2002 and cost-cutting measures in 2003 spurred the firm’s comeback.

			Category	Best Quartile
		RSF	Median	Breakpoint	Covansys Corporation	$590,135

	Sharpe Ratio	0.51	0.18	0.47	Emisphere Technologies	415,676

	Standard Deviation	27.31	22.48	19.87	iGATE Corporation	383,359

	Beta	1.10	0.95	0.80	Endo Pharmaceuticals Holdings	359,943
*	Three years ended 12/31/03 Category Median and Best Quartile Breakpoint based on 379 small-cap objective funds (oldest class only) with at least three years of history.
					Juno Lighting	331,014

  Concentrated portfolio of small- and micro-cap securities

  RSF utilizes an all-inclusive expense structure that varies in relation to the Fund’s performance

  Designed for “qualified investors,” defined by the SEC as those with a net worth exceeding $1.5 million

Emisphere Technologies — News of a restructuring led to a plummeting stock price for this company that develops oral versions of medications that typically cannot be ingested, such as insulin. Its price recovered slowly at first and was in good health by the end of the year.

30 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

completely sell positions. In June, we sold our shares in Scientific-Atlanta, which manufactures products for the cable TV industry. Its price continued to climb after we sold, but it had already risen beyond our expectations. A soaring stock price also led us to sell our shares of Arrow Electronics, a company that distributes electronic components. Increased sales seemed to galvanize more and more investors throughout the year. We took some gains in Autodesk in November, although we retained our high opinion of its business. The company provides software and digital content for use in building design, manufacturing, telecommunications and media and entertainment. PDF Solutions produces technology that improves the performance and efficiency of semiconductors. Its business improved in 2003, although not to the same degree as its stock price, which by December had tripled from its low in January. We held a large position at the end of the year.
          We thought that investors may have gotten a bit ahead of themselves by driving up the price of iGATE Corporation. The business of this IT consultant and staffing services company remained sluggish in 2003, yet investors seemed eager to invest in its potential turnaround. We held a large position at the end of the year, thinking that its full value had not yet been reached. The prospects for recessed and track-lighting fixture designer Juno Lighting brightened in 2003 as its management paid down debt and made a series of moves that we thought were smart. The price of Endo Pharmaceuticals Holdings climbed during 2003. Although we liked the balance sheet, cash flows and high returns on capital, as well as its brand name and generic drugs, we reduced our position in the fall. eFunds Corporation creates various technologies that make ATMs work and improve the efficiency of other electronically based financial transactions. We like its niche business, its management and its growth prospects. Its price rose more or less steadily from March through the end of the year.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$901 million

			Weighted Average P/E Ratio	25.8x *

			Weighted Average P/B Ratio	2.3x

			Weighted Average Yield	0.5%

			Fund Net Assets	$22 million

			Turnover Rate	30%

			Number of Holdings	57

			Symbol	RYSFX
		*	Excludes 28% of portfolio holdings with zero or negative earnings as of 12/31/03.

			TOP 10 POSITIONS % of Net Assets
			Covansys Corporation	3.8%

			Penn Virginia	3.6
GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss
The Boyds Collection — Sales and earnings for this designer and importer of hand-crafted collectibles and other specialty giftware products continued to decline in 2003. At year end, we were still re-evaluating our position.

			Tom Brown	3.0

The Boyds Collection	$101,520		Juno Lighting	2.7

RemedyTemp Cl. A	57,165		Exar Corporation	2.7

PRG-Schultz International	30,925		iGATE Corporation	2.7

Overstock.com	20,950		Rayonier	2.6

Bruker BioSciences	12,307		Ritchie Bros. Auctioneers	2.5

			MacDermid	2.4

RemedyTemp Cl. A — As of December 31st, we were still waiting for a turnaround in the business of this staffing services company that specializes in information technology (IT). It seemed that other investors either lost faith or were content to remain on the sidelines.

			Elan Corporation ADR	2.4

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	36.4%

			Health	14.5

			Industrial Services	12.3

			Industrial Products	12.1

			Natural Resources	8.7

			Financial Services	5.2

			Financial Intermediaries	5.0

			Consumer Services	1.2

			Consumer Products	0.8

			Cash & Cash Equivalents	3.8

		THE ROYCE FUNDS ANNUAL REPORT 2003 | 31

NOTES TO PERFORMANCE AND RISK INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION
     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2003, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates”, “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

32 | THE ROYCE FUNDS ANNUAL REPORT 2003

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

THE ROYCE FUNDS ANNUAL REPORT 2003 | 33

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SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003

PENNYSLVANIA MUTUAL FUND

COMMON STOCKS – 85.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 11.2%			Diversified Investment Companies – 0.5%
Apparel and Shoes - 3.1%			Closed-End Mutual Funds - 0.5%
Cutter & Buck [a]	498,400	$4,674,992	ASA [d]	146,500	$6,665,750
K-Swiss Cl. A	223,600	5,379,816
Steven Madden [a]	415,800	8,482,320	Total (Cost $5,230,104)		6,665,750
Maxwell Shoe Company Cl. A [a]	281,200	4,771,964
Polo Ralph Lauren Cl. A	308,500	8,884,800	Financial Intermediaries – 7.5%
Weyco Group	263,175	8,855,576	Insurance - 6.0%
			Alleghany Corporation [a]	45,800	10,190,500
		41,049,468	Argonaut Group [a]	201,000	3,123,540
			Baldwin & Lyons Cl. B	191,900	5,384,714
Collectibles - 0.7%			Erie Indemnity Company Cl. A	129,800	5,500,924
Department 56 [a]	357,900	4,688,490	PXRE Group	147,600	3,478,932
Topps Company (The)	401,800	4,122,468	ProAssurance Corporation [a]	393,454	12,649,546
			RLI	87,462	3,276,327
		8,810,958	Scottish Re Group	408,100	8,480,318
			United Fire & Casualty Company	122,100	4,927,956
Food/Beverage/Tobacco - 0.1%			Universal American Financial [a]	384,575	3,811,138
800 JR Cigar [a,e]	34,900	453,700	Wesco Financial	16,540	5,822,080
			White Mountains Insurance Group	14,200	6,531,290
Home Furnishing/Appliances - 1.0%			Zenith National Insurance	225,200	7,330,260
†American Woodmark	123,300	6,787,665
La-Z-Boy	80,000	1,678,400			80,507,525
Natuzzi ADR [b]	475,100	4,789,008
			Securities Brokers - 0.6%
		13,255,073	E*TRADE Financial [a]	618,900	7,829,085

Sports and Recreation - 3.1%			Other Financial Intermediaries - 0.9%
Callaway Golf	674,000	11,356,900	†TSX Group	352,100	11,688,080
Oakley	583,400	8,074,256
Thor Industries	197,600	11,109,072	Total (Cost $57,017,217)		100,024,690
Winnebago Industries	159,800	10,986,250
			Financial Services – 1.2%
		41,526,478	Information and Processing - 1.0%
			eFunds Corporation [a]	759,800	13,182,530
Other Consumer Products - 3.2%
Burnham Corporation Cl. A	51,526	2,576,300	Other Financial Services - 0.2%
Fossil [a]	165,000	4,621,650	Electro Rent [a]	240,000	3,201,600
JAKKS Pacific [a,d]	455,800	5,998,328
Matthews International Cl. A	213,900	6,329,301	Total (Cost $11,635,319)		16,384,130
Meade Instruments [a]	538,000	1,856,100
RC2 Corporation [a]	478,900	9,937,175	Health – 13.4%
†Universal Electronics [a]	242,553	3,090,125	Commercial Services - 2.9%
†Yankee Candle Company [a]	315,000	8,608,950	BioReliance Corporation [a]	133,100	6,364,842
			Covance [a]	394,100	10,561,880
		43,017,929	First Consulting Group [a]	479,829	2,701,437
			Gene Logic [a]	407,300	2,113,887
Total (Cost $96,996,031)		148,113,606	Hooper Holmes	492,500	3,043,650
			IDEXX Laboratories [a]	39,900	1,846,572
Consumer Services – 4.9%			PAREXEL International [a]	223,500	3,634,110
Direct Marketing - 0.8%			Young Innovations	222,550	8,011,800
Nu Skin Enterprises Cl. A	642,800	10,985,452
					38,278,178
Leisure/Entertainment - 1.1%
Dover Downs Gaming & Entertainment	506,900	4,795,274	Drugs and Biotech - 5.9%
Multimedia Games [a]	230,100	9,457,110	Antigenics [a,d]	592,424	6,706,240
			Applera Corporation - Celera Genomics Group [a]	584,900	8,135,959
		14,252,384	Emisphere Technologies [a,d]	660,400	3,618,992
			†Endo Pharmaceuticals Holdings [a]	761,400	14,664,564
Restaurants/Lodgings - 0.4%			Human Genome Sciences [a]	338,900	4,490,425
Bob Evans Farms	139,826	4,538,752	Invitrogen Corporation [a]	143,900	10,073,000
			Lexicon Genetics [a]	896,600	5,280,974
Retail Stores - 2.6%			Perrigo Company	692,400	10,884,528
Big Lots [a]	474,900	6,748,329
Buckle (The)	400,000	8,860,000
Cato Corporation Cl. A	367,100	7,525,550
Charming Shoppes [a]	1,163,000	6,280,200
†Electronics Boutique Holdings [a]	223,800	5,122,782

		34,536,861

Total (Cost $50,489,101)		64,313,449

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 35

SCHEDULES OF INVESTMENTS

PENNYSLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Specialty Chemicals and Materials - 0.1%
Drugs and Biotech (continued)			MacDermid	64,500	$2,208,480
Serologicals Corporation [a]	236,500	$4,398,900
Zila [a]	2,229,100	9,117,019	Steel/Metal Fabrication & Distribution - 0.7%
			†Gibraltar Steel	354,050	8,904,357
		77,370,601
			Other Industrial Products - 0.5%
Health Services - 3.5%			BHA Group Holdings	189,857	4,774,904
†AMERIGROUP Corporation [a]	96,500	4,115,725	Kimball International Cl. B	106,000	1,648,300
†AMN Healthcare Services [a,d]	357,863	6,140,929
Centene Corporation [a]	169,600	4,750,496			6,423,204
†Cross Country Healthcare [a]	614,500	9,168,340
Curative Health Services [a]	480,200	6,626,760	Total (Cost $62,910,431)		124,765,377
†Healthcare Services Group	267,600	5,162,004
Horizon Health [a]	195,100	4,223,915	Industrial Services – 4.2%
On Assignment [a]	1,147,000	5,975,870	Commercial Services - 1.2%
			†Exponent [a]	138,000	2,953,200
		46,164,039	New Horizons Worldwide [a]	255,900	1,455,815
			RCM Technologies [a]	180,500	1,330,285
Personal Care - 0.6%			RemedyTemp Cl. A [a]	317,000	3,458,470
Ocular Sciences [a]	288,100	8,271,351	West Corporation [a]	304,800	7,080,504

Surgical Products and Devices - 0.5%					16,278,274
Aksys [a,d]	150,000	1,324,500
Arrow International	234,200	5,850,316	Engineering and Construction - 0.9%
			†Dycom Industries [a]	362,400	9,719,568
		7,174,816	Keith Companies [a]	157,200	2,141,064

Total (Cost $126,580,084)		177,258,985			11,860,632

Industrial Products – 9.4%			Food/Tobacco Processors - 0.5%
Automotive - 1.1%			Farmer Bros.	6,175	1,921,969
Strattec Security [a]	115,940	7,061,905	MGP Ingredients	246,550	3,883,163
Wescast Industries Cl. A	244,300	7,206,850
					5,805,132
		14,268,755
			Printing - 0.8%
Building Systems and Components - 1.7%			Ennis Business Forms	315,600	4,828,680
Preformed Line Products Company	189,786	5,460,143	New England Business Service	206,800	6,100,600
Simpson Manufacturing [a]	301,900	15,354,634
Skyline Corporation	47,900	1,670,273			10,929,280

		22,485,050	Transportation and Logistics - 0.8%
			Brink’s Company (The)	80,730	1,825,305
Construction Materials - 1.5%			EGL [a]	94,874	1,665,987
Ash Grove Cement Company	50,018	5,902,124	Frozen Food Express Industries [a]	602,037	3,997,526
Florida Rock Industries	255,800	14,030,630	Patriot Transportation Holding [a]	90,800	2,996,400

		19,932,754			10,485,218

Industrial Components - 1.1%			Total (Cost $35,439,805)		55,358,536
Aaon [a]	64,100	1,244,181
Penn Engineering & Manufacturing	235,400	4,479,662	Natural Resources – 15.3%
Penn Engineering & Manufacturing Cl. A	89,100	1,505,790	Energy Services - 5.1%
Powell Industries [a]	317,000	6,070,550	Carbo Ceramics	112,900	5,786,125
Woodhead Industries	65,000	1,098,500	Dril-Quip [a]	232,700	3,793,010
			†Ensign Resource Service Group [c,d]	877,100	13,980,934
		14,398,683	Input/Output [a,d]	695,700	3,137,607
			NATCO Group Cl. A [a]	601,100	4,562,349
Machinery - 1.9%			†Oil States International [a]	640,100	8,922,994
Lincoln Electric Holdings	317,780	7,861,877	Patterson-UTI Energy [a]	237,500	7,818,500
National Instruments	20,250	920,767	Precision Drilling [a]	174,200	7,609,056
Thomas Industries	226,200	7,840,092	RPC	259,200	2,848,608
Woodward Governor Company	161,772	9,193,503	TETRA Technologies [a]	376,650	9,129,996

		25,816,239			67,589,179

Pumps, Valves and Bearings - 0.8%			Oil and Gas - 4.5%
Baldor Electric	108,100	2,470,085	Tom Brown [a]	427,400	13,783,650
Denison International ADR [a,b]	328,777	7,857,770	Cimarex Energy [a]	399,214	10,655,022

		10,327,855

36 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			PLATO Learning [a]	390,000	$4,114,500
Oil and Gas (continued)			SPSS [a]	132,200	2,363,736
†Houston Exploration Company (The) [a]	216,600	$7,910,232	Transaction Systems Architects Cl. A [a]	506,900	11,471,147
PetroCorp [a]	210,800	2,837,368
St. Mary Land & Exploration Company	338,200	9,638,700			27,466,411
Unit Corporation [a]	653,800	15,396,990
			Telecommunication - 1.7%
		60,221,962	Anaren [a]	515,000	7,271,800
			Brooktrout [a]	391,150	4,920,667
Precious Metals and Mining - 5.7%			ECtel [a]	755,000	3,744,800
Apex Silver Mines [a,d]	469,000	9,802,100	Lightbridge [a]	621,100	5,652,010
Glamis Gold [a]	865,800	14,822,496	PC-Tel [a]	100,900	1,070,549
Gold Fields ADR [b]	396,300	5,524,422
Goldcorp	794,400	12,670,680			22,659,826
†Golden Star Resources [a,d]	1,420,300	9,899,491
Hecla Mining Company [a]	1,625,900	13,478,711	Total (Cost $104,264,620)		166,413,657
†Meridian Gold [a]	602,600	8,803,986
			Miscellaneous – 5.0%
		75,001,886	Total (Cost $58,433,945)		65,544,691

Total (Cost $145,754,334)		202,813,027	TOTAL COMMON STOCKS
			(Cost $754,750,991)		1,127,655,898
Technology – 12.6%
Aerospace/Defense - 0.8%			REPURCHASE AGREEMENT – 14.3%
Curtiss-Wright	233,400	10,505,334	State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $189,958,166 (collateralized by U.S. Treasury Notes, 1.50% due 7/31/05, valued at $193,776,441) (Cost $189,955,000)

Components and Systems - 1.9%
Dionex Corporation [a]	150,676	6,934,109
					189,955,000
Excel Technology [a]	244,900	8,047,414
Newport Corporation [a]	103,900	1,717,467	COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.2%
Symbol Technologies	126,000	2,128,140	Money Market Funds
TTM Technologies [a]	214,500	3,620,760	AIM Liquid Assets Institutional Fund		11,291,365
Zebra Technologies Cl. A [a]	44,100	2,926,917	AIM Treasury Assets Institutional Fund		11,530,458
			Alliance Bernstein Institutional Reserve Prime Portfolio		86
		25,374,807	Janus Institutional Money Market Fund		2,572,885
			Cash segregated at State Street Bank		3,483,200
Distribution - 0.9%
Nu Horizons Electronics [a]	805,900	7,897,820	Total (Cost $28,877,994)		28,877,994
Richardson Electronics	372,862	4,582,474
			TOTAL INVESTMENTS – 101.7%
		12,480,294	(Cost $973,583,985)		1,346,488,892

Internet Software and Services - 0.1%			LIABILITIES LESS CASH
Register.com [a]	224,683	1,179,586	AND OTHER ASSETS – (1.7)%		(22,446,175)

IT Services - 2.7%			NET ASSETS – 100.0%		$1,324,042,717
American Management Systems [a]	442,800	6,672,996
Forrester Research [a]	237,700	4,247,699
MAXIMUS [a]	248,400	9,719,892
Perot Systems Cl. A [a]	746,700	10,065,516
Syntel	190,800	4,714,668

		35,420,771

Semiconductors and Equipment - 2.4%
Cognex Corporation	159,200	4,495,808
ESS Technology [a]	224,900	3,825,549
Entegris [a]	416,500	5,352,025
Exar Corporation [a]	370,000	6,319,600
Fairchild Semiconductor Cl. A [a]	122,600	3,061,322
Semitool [a]	771,600	8,272,324

		31,326,628

Software - 2.1%
Autodesk	48,000	1,179,840
Integral Systems	101,500	2,184,280
†InterVideo [a,d]	209,800	2,465,150
Macrovision Corporation [a]	35,225	795,733
Pervasive Software [a]	398,900	2,892,025

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 37

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND

COMMON STOCKS – 86.0%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 5.7%			Financial Services – 0.9%
Apparel and Shoes - 1.6%			Insurance Brokers - 0.2%
Ashworth [a]	197,500	$1,593,825	CorVel Corporation [a]	34,500	$1,297,200
Cutter & Buck [a]	110,000	1,031,800
Maxwell Shoe Company Cl. A [a]	268,800	4,561,536	Investment Management - 0.2%
Oshkosh B’Gosh Cl. A	88,800	1,905,648	U.S. Global Investors Cl. A [a]	202,000	852,440

		9,092,809	Other Financial Services - 0.5%
			Electro Rent [a]	228,300	3,045,522
Food/Beverage/Tobacco - 0.8%
†CoolBrands International [a]	207,000	2,666,160	Total (Cost $3,909,946)		5,195,162
800 JR Cigar [a,e]	151,900	1,974,700
			Health – 15.8%
		4,640,860	Commercial Services - 5.0%
			BioReliance Corporation [a]	155,500	7,436,010
Sports and Recreation - 1.0%			Bruker BioSciences [a]	667,700	3,038,035
Arctic Cat	242,300	5,984,810	Discovery Partners International [a]	655,300	4,030,095
			First Consulting Group [a]	532,300	2,996,849
Other Consumer Products - 2.3%			Gene Logic [a]	434,900	2,257,131
Concord Camera [a]	200,000	1,850,000	PAREXEL International [a]	110,600	1,798,356
JAKKS Pacific [a,d]	352,500	4,638,900	The TriZetto Group [a]	280,200	1,807,290
Lazare Kaplan International [a]	143,400	996,630	Ventiv Health [a]	271,000	2,479,650
Meade Instruments [a]	288,700	996,015	Young Innovations	99,150	3,569,400
†RC2 Corporation [a]	256,500	5,322,375
					29,412,816
		13,803,920
			Drugs and Biotech - 6.5%
Total (Cost $29,282,456)		33,522,399	Antigenics [a,d]	218,600	2,474,552
			BioSource International [a]	351,500	2,379,655
Consumer Services - 4.5%			†CancerVax Corporation [a,d]	102,500	973,750
Leisure/Entertainment - 1.7%			†Cell Genesys [a]	210,500	2,723,870
†Multimedia Games [a]	120,000	4,932,000	Compugen [a]	542,400	2,739,120
†New Frontier Media [a]	543,700	5,029,225	Durect Corporation [a]	336,348	867,778
			DUSA Pharmaceuticals [a,c]	746,400	3,769,320
		9,961,225	Emisphere Technologies [a]	353,500	1,937,180
			Lexicon Genetics [a]	894,600	5,269,194
Restaurants/Lodgings - 0.4%			†Myriad Genetics [a]	295,900	3,805,274
Benihana Cl. A [a]	171,735	2,206,795	Paradigm Genetics [a]	1,345,300	1,977,591
			Pharmacyclics [a]	218,100	1,613,940
Retail Stores - 2.4%			United Therapeutics [a]	43,100	989,145
Brookstone [a]	60,000	1,278,600	VIVUS [a]	780,000	2,956,200
Buckle (The)	166,000	3,676,900	Zila [a]	883,300	3,612,697
†Cache [a]	117,000	2,437,110
Cato Corporation Cl. A	176,200	3,612,100			38,089,266
†FTD Cl. A [a]	124,300	3,062,752
			Health Services - 1.9%
		14,067,462	Curative Health Services [a]	269,400	3,717,720
			On Assignment [a]	375,000	1,953,750
Total (Cost $18,238,641)		26,235,482	Quovadx [a]	427,600	2,095,240
			SFBC International [a]	27,715	736,110
Financial Intermediaries – 5.6%			TLC Vision [a]	347,100	2,301,273
Banking - 0.4%
†Canadian Western Bank	83,000	2,525,933			10,804,093

Insurance - 4.8%			Personal Care - 1.1%
†American Safety Insurance Holdings [a,c,d]	267,500	3,506,925	Lifeline Systems [a]	60,000	1,140,000
Argonaut Group [a]	271,100	4,212,894	Ocular Sciences [a]	187,700	5,388,867
Baldwin & Lyons Cl. B	29,750	834,785
NYMAGIC	171,900	4,713,498			6,528,867
Navigators Group [a]	112,100	3,460,527
PXRE Group	189,100	4,457,087	Surgical Products and Devices - 1.3%
ProAssurance Corporation [a]	147,600	4,745,340	Aksys [a,d]	121,200	1,070,196
United Fire & Casualty Company	50,000	2,018,000	ArthroCare [a]	28,000	686,000
			NMT Medical [a]	253,700	1,141,650
		27,949,056	OrthoLogic Corporation [a]	254,900	1,562,537
			Osteotech [a]	115,900	1,019,920
Securities Brokers - 0.4%
Sanders Morris Harris Group	209,600	2,599,040

Total (Cost $21,633,596)		33,074,029

38 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Printing - 0.8%
Surgical Products and Devices (continued)			Ennis Business Forms	156,000	$2,386,800
Theragenics Corporation [a]	245,600	$1,343,432	New England Business Service	84,700	2,498,650
Vital Signs	28,300	925,410
					4,885,450
		7,749,145
			Transportation and Logistics - 2.6%
Total (Cost $73,923,102)		92,584,187	AirNet Systems [a,c]	567,700	2,140,229
			†Covenant Transport Cl. A [a]	135,500	2,575,855
			Frozen Food Express Industries [a]	220,850	1,466,444
Industrial Products – 7.1%			†Marten Transport [a]	160,800	2,473,104
Automotive - 0.7%			Patriot Transportation Holding [a]	112,900	3,725,700
Wescast Industries Cl. A	133,100	3,926,450	†Vitran Corporation Cl. A [a]	196,750	2,784,012

Building Systems and Components - 0.4%					15,165,344
LSI Industries	196,250	2,649,375
			Total (Cost $37,730,128)		49,642,132
Construction Materials - 0.1%
Synalloy Corporation [a]	80,700	558,444	Natural Resources – 15.0%
			Energy Services - 6.5%
Industrial Components - 1.9%			Atwood Oceanics [a]	87,000	2,778,780
Aaon [a]	159,800	3,101,718	Carbo Ceramics	30,200	1,547,750
DuraSwitch Industries [a,c]	699,300	1,133,565	Dril-Quip [a]	201,300	3,281,190
Penn Engineering & Manufacturing	78,600	1,495,758	Gulf Island Fabrication [a]	161,700	2,753,751
Powell Industries [a]	233,700	4,475,355	GulfMark Offshore [a]	278,200	3,894,800
Woodhead Industries	55,800	943,020	Input/Output [a]	824,600	3,718,946
			NATCO Group Cl. A [a]	343,100	2,604,129
		11,149,416	†Tesco Corporation [a]	302,600	2,460,138
			TETRA Technologies [a]	246,300	5,970,312
Pumps, Valves and Bearings - 0.7%			†Total Energy Services [a]	1,187,600	4,273,099
Denison International ADR [a,b]	148,000	3,537,200	†Trician Well Service [a]	233,900	5,013,371
Sun Hydraulics	80,500	578,795
					38,296,266
		4,115,995
			Oil and Gas - 2.2%
Steel/Metal Fabrication & Distribution - 1.8%			PetroCorp [a]	465,300	6,262,938
Gibraltar Steel	155,200	3,903,280	Prima Energy [a]	188,100	6,613,596
NN	55,700	701,263
RTI International Metals [a]	65,000	1,096,550			12,876,534
†Schnitzer Steel Industries Cl. A	81,000	4,900,500
			Precious Metals and Mining - 6.1%
		10,601,593	Apex Silver Mines [a]	86,600	1,809,940
			Apollo Gold [a]	204,600	470,580
Other Industrial Products - 1.5%			†Eldorado Gold [a]	2,000,000	6,420,000
BHA Group Holdings	74,346	1,869,802	†Golden Star Resources [a]	1,252,800	8,732,016
Cubic Corporation	63,700	1,465,100	†Metallica Resources [a,d]	935,600	1,627,944
Peerless Mfg. [a,c]	156,400	2,017,560	†Minefinders Corporation [a]	671,400	5,539,050
Quixote Corporation	49,100	1,198,531	†Northern Orion Resources [a]	2,244,900	5,350,170
Velcro Industries	192,583	2,359,142	†Silver Standard Resources [a,d]	424,000	4,731,840
			Stillwater Mining [a]	30,976	296,440
		8,910,135	Twin Mining [a]	1,734,500	536,851

Total (Cost $33,289,444)		41,911,408			35,514,831

Industrial Services – 8.5%			Real Estate - 0.2%
Commercial Services - 3.8%			Kennedy-Wilson [a]	183,900	1,142,019
Carlisle Holdings [a]	1,038,800	6,388,620
Cornell Companies [a]	287,800	3,928,470	Total (Cost $63,988,904)		87,829,650
Exponent [a]	310,317	6,640,784
New Horizons Worldwide [a]	252,800	1,438,179	Technology – 17.9%
RCM Technologies [a]	93,700	690,569	Aerospace/Defense - 0.8%
RemedyTemp Cl. A [a]	74,200	809,522	Ducommun [a]	204,600	4,572,810
Wackenhut Corrections [a]	92,100	2,099,880
			Components and Systems - 3.4%
		21,996,024	CSP [a]	97,823	602,590
			Excel Technology [a]	161,400	5,303,604
Engineering and Construction - 0.1%			MOCON	67,375	545,738
Keith Companies [a]	45,000	612,900	Performance Technologies [a]	288,000	4,104,000
			REMEC [a]	450,100	3,785,341
Food/Tobacco Processors - 1.2%
MGP Ingredients	223,150	3,514,612
†Zapata Corporation [a]	59,800	3,467,802

		6,982,414

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 39

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND (continued)

	SHARES	VALUE		VALUE

Technology (continued)			Miscellaneous – 5.0%
Components and Systems (continued)			Total (Cost $24,217,196)	$29,191,871
†Rimage Corporation [a]	149,700	$2,369,901
Synaptics [a]	100,000	1,498,000	TOTAL COMMON STOCKS
TTM Technologies [a]	87,600	1,478,688	(Cost $377,824,781)	504,489,697

		19,687,862	REPURCHASE AGREEMENT – 14.3%

State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $84,236,404 (collateralized by U.S. Treasury Notes, 1.125%-1.625% due 3/31/05-6/30/05, valued at $85,931,602) (Cost $84,235,000)

Distribution - 1.6%
Jaco Electronics [a,c]	487,650	3,359,909
Richardson Electronics	512,500	6,298,625		84,235,000

		9,658,534	COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.2%
			U.S. Treasury Bonds
Internet Software and Services - 1.2%			5.50%-14.00% due 11/15/09-5/15/30	12,785,581
CryptoLogic [d]	132,058	1,571,622	U.S. Treasury Notes
CyberSource Corporation [a,d]	93,700	483,492	2.25%-7.875% due 2/15/04-11/15/12	4,200,322
Jupitermedia Corporation [a]	342,175	1,574,005	U.S. Treasury Bills
†RedEnvelope [a,d]	57,000	951,900	due 2/5/04	718,728
Register.com [a]	67,370	353,693	U.S. Treasury Strip-Principal
Stamps.com [a]	392,200	2,431,640	9.125% due 5/15/18	619,574
			U.S. Treasury Strip-Interest
		7,366,352	due 11/15/10-11/15/11	312,764

IT Services - 1.3%			Total (Cost $18,636,969)	18,636,969
Answerthink [a]	643,300	3,570,315
DiamondCluster International Cl. A [a]	109,000	1,111,800	TOTAL INVESTMENTS – 103.5%
Forrester Research [a]	156,800	2,802,016	(Cost $480,696,750)	607,361,666

		7,484,131	LIABILITIES LESS CASH
			AND OTHER ASSETS – (3.5)%	(20,776,533)
Semiconductors and Equipment - 2.7%
CEVA [a]	445,300	4,631,120	NET ASSETS – 100.0%	$586,585,133
MIPS Technologies [a]	657,900	3,582,266
PDF Solutions [a]	121,900	1,816,310
Semitool [a]	306,300	3,283,842
†White Electronic Designs [a]	291,700	2,566,960

		15,880,498

Software - 4.2%
Integral Systems	134,200	2,887,984
MapInfo [a]	42,100	424,368
PLATO Learning [a]	859,925	9,072,209
†SCO Group (The) [a,d]	202,500	3,442,500
SPSS [a]	87,100	1,557,348
Transaction Systems Architects Cl. A [a]	329,100	7,447,533

		24,831,942

Telecommunication - 2.7%
Anaren [a]	273,300	3,858,996
Brooktrout [a]	281,000	3,534,980
ECtel [a]	202,000	1,001,920
Globecomm Systems [a,d]	137,200	651,700
Lightbridge [a]	61,200	556,920
PC-Tel [a]	108,000	1,145,880
Somera Communications [a]	324,600	519,360
ViaSat [a]	237,800	4,551,492

		15,821,248

Total (Cost $71,611,368)		105,303,377

40 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

ROYCE TOTAL RETURN FUND

COMMON STOCKS – 81.0%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 6.6%			Consumer Services – 3.5%
Apparel and Shoes - 1.6%			Direct Marketing - 0.2%
Brown Shoe Company	41,200	$1,562,716	Blair Corporation	9,100	$221,494
Jones Apparel Group	341,000	12,013,430	Nu Skin Enterprises Cl. A	437,800	7,482,002
Oshkosh B’Gosh Cl. A	333,400	7,154,764
Polo Ralph Lauren Cl. A	379,500	10,929,600			7,703,496
Stride Rite	174,200	1,982,396
†Timberland Company Cl. A [a]	100,000	5,207,000	Leisure/Entertainment - 0.1%
Weyco Group	124,575	4,191,824	Dover Downs Gaming & Entertainment	126,800	1,199,528
Wolverine World Wide	92,500	1,885,150
			Restaurants/Lodgings - 1.2%
		44,926,880	†Bob Evans Farms	443,200	14,386,272
			CBRL Group	9,500	363,470
Collectibles - 0.7%			Four Seasons Hotels	115,800	5,923,170
†Action Performance Companies	380,400	7,455,840	IHOP Corporation	128,000	4,925,440
Russ Berrie and Company	242,100	8,207,190	†Lone Star Steakhouse & Saloon	339,700	7,874,246
Topps Company (The)	292,500	3,001,050
					33,472,598
		18,664,080
			Retail Stores - 2.0%
Food/Beverage/Tobacco - 0.9%			Big Lots [a]	324,700	4,613,987
Lancaster Colony	149,400	6,746,904	†Borders Group [a]	165,500	3,627,760
Riviana Foods	271,700	7,441,863	Cato Corporation Cl. A	141,700	2,904,850
†J.M. Smucker Company (The)	155,000	7,019,950	Dress Barn (The) [a]	757,900	11,360,921
Tasty Baking Company	209,200	2,115,012	La Senza Corporation	90,000	880,953
Tootsie Roll Industries	83,408	3,002,688	Payless ShoeSource [a]	799,300	10,710,620
			†Pep Boys- Manny, Moe & Jack (The)	318,000	7,272,660
		26,326,417	†Pier 1 Imports	480,700	10,508,102
			Tiffany & Co.	115,000	5,198,000
Home Furnishing/Appliances - 1.6%
American Woodmark	4,100	225,705			57,077,853
Bassett Furniture Industries	134,400	2,217,600
Ethan Allen Interiors	184,000	7,705,920	Total (Cost $78,300,847)		99,453,475
†Fedders Corporation	546,500	3,934,800
Flexsteel Industries	200,500	4,511,250	Financial Intermediaries – 12.8%
La-Z-Boy	461,900	9,690,662	Banking - 3.6%
Lifetime Hoan	415,895	7,028,625	†American River Holdings [d]	20,750	421,225
Natuzzi ADR [b]	918,400	9,257,472	Arrow Financial	66,650	1,850,871
			BOK Financial [a]	328,471	12,718,397
		44,572,034	BancFirst Corporation	10,000	587,020
			Bancorp Rhode Island	76,200	2,487,930
Publishing - 0.3%			†Bank of Bermuda	219,500	9,866,525
Belo Corporation Cl. A	166,500	4,718,610	Bank of Hawaii	181,700	7,667,740
†Reader’s Digest Association	331,100	4,853,926	Bank of the Ozarks	63,000	1,418,130
			Banknorth Group	76,900	2,501,557
		9,572,536	Boston Private Financial Holdings	223,500	5,551,740
			Chittenden Corporation	167,500	5,634,700
Sports and Recreation - 0.4%			Fauquier Bankshares	78,400	1,799,280
Arctic Cat	2,700	66,690	First National Bank Alaska	970	2,167,950
Callaway Golf	301,000	5,071,850	Mercantile Bankshares	213,200	9,717,656
Sturm, Ruger & Company	491,400	5,587,218	Oriental Financial Group	60,830	1,563,331
Thor Industries	1,200	67,464	Park National	59,400	6,721,110
			†Peapack-Gladstone Financial	131,810	4,086,110
		10,793,222	Riggs National	215,000	3,553,950
			†Severn Bancorp [d]	13,200	421,740
Other Consumer Products - 1.1%			Sterling Bancorp	96,875	2,760,938
Blyth	215,700	6,949,854	Susquehanna Bancshares	323,500	8,090,735
Burnham Corporation Cl. A	48,456	2,422,800	Webster Financial	25,000	1,146,500
Matthews International Cl. A	80,200	2,373,118	Wilmington Trust	187,000	6,732,000
Herman Miller	227,700	5,526,279
Starrett (L. S.) Company Cl. A	251,000	4,128,950			99,467,135
Toro Company (The)	182,800	8,481,920
WD-40	46,900	1,658,384	Insurance - 7.9%
			†Alleghany Corporation [a]	75,800	16,865,500
		31,541,305	American National Insurance	137,600	11,609,312
			Argonaut Group [a]	265,000	4,118,100
Total (Cost $157,726,129)		186,396,474	Baldwin & Lyons Cl. B	374,825	10,517,590

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 41

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Investors Group	483,500	$11,616,571
Insurance (continued)			†Janus Capital Group	150,000	2,461,500
CNA Surety [a]	304,000	$2,891,040	Nuveen Investments Cl. A	462,500	12,330,250
Commerce Group	256,900	10,147,550	T. Rowe Price Group	318,500	15,100,085
Erie Indemnity Company Cl. A	469,200	19,884,696	W.P. Stewart & Co.	332,900	7,167,337
Fidelity National Financial	103,312	4,006,440
Financial Industries	16,000	225,600			97,363,294
First American	94,300	2,807,311
Horace Mann Educators	487,200	6,806,184	Other Financial Services - 0.5%
IPC Holdings	113,600	4,423,584	Electro Rent [a]	144,300	1,924,962
Independence Holding	96,280	2,286,650	Fremont General	62,800	1,061,948
Leucadia National	179,200	8,261,120	GATX Corporation	126,400	3,536,672
Markel Corporation [a]	38,200	9,684,082	†London Stock Exchange	689,900	4,125,548
NYMAGIC	167,000	4,579,140	Van der Moolen Holding ADR [b]	340,000	2,954,600
†Odyssey Re Holding [d]	9,700	218,735
PMA Capital Cl. A	479,689	2,456,008			13,603,730
PXRE Group	166,424	3,922,614
The Phoenix Companies	502,500	6,050,100	Total (Cost $153,528,737)		170,775,729
Protective Life	232,600	7,871,184
RLI	330,700	12,388,022	Health – 3.5%
Reinsurance Group of America	211,500	8,174,475	Commercial Services - 0.6%
Scottish Re Group	397,700	8,264,206	Hooper Holmes	197,800	1,222,404
Transatlantic Holdings	160,800	12,992,640	IDEXX Laboratories [a]	122,000	5,646,160
†21st Century Holding Company	13,544	304,063	Owens & Minor	462,900	10,142,139
United Fire & Casualty Company	130,000	5,246,800
Wesco Financial	30,670	10,795,840			17,010,703
White Mountains Insurance Group	17,300	7,957,135
Zenith National Insurance	505,900	16,467,045	Drugs and Biotech - 0.5%
			Applera Corporation- Applied
		222,222,766	Biosystems Group	436,000	9,029,560
			Perrigo Company	267,900	4,211,388
Securities Brokers - 0.3%
Raymond James Financial	222,900	8,403,330			13,240,948

Other Financial Intermediaries - 1.0%			Health Services - 0.2%
Student Loan	67,200	9,811,200	†PolyMedica Corporation	212,900	5,601,399
†TSX Group	530,000	17,593,531
			Personal Care - 0.4%
		27,404,731	Alberto-Culver Cl. B	150,000	9,462,000
			Regis	20,000	790,400
Total (Cost $282,608,728)		357,497,962
					10,252,400
Financial Services – 6.1%
Information and Processing - 1.0%			Surgical Products and Devices - 1.8%
Interactive Data [a]	507,900	8,410,824	Arrow International	376,500	9,404,970
Investors Financial Services	160,000	6,145,600	Datascope	370,900	13,296,765
SEI Investments	442,500	13,482,975	Diagnostic Products	210,100	9,645,691
			Haemonetics [a]	48,200	1,151,498
		28,039,399	Invacare	274,400	11,077,528
			†Mentor Corporation	256,200	6,164,172
Insurance Brokers - 1.1%
Aon Corporation	152,000	3,638,880			50,740,624
†Brown & Brown	254,000	8,282,940
Crawford & Company Cl. A	202,700	1,437,143	Total (Cost $78,168,157)		96,846,074
Gallagher (Arthur J.) & Company	379,300	12,323,457
Hilb, Rogal & Hamilton Company	189,800	6,086,886	Industrial Products – 21.1%
			Automotive - 0.9%
		31,769,306	Bandag	113,300	4,667,960
			Bandag Cl. A	106,500	4,302,600
Investment Management - 3.5%			CLARCOR	184,500	8,136,450
†A.F.P. Provida ADR [b]	210,500	5,938,205	Superior Industries International	152,200	6,623,744
Alliance Capital Management			Wescast Industries Cl. A	88,500	2,610,750
Holding L.P.	307,300	10,371,375
C.I. Fund Management	926,500	10,065,431			26,341,504
Federated Investors Cl. B	486,000	14,268,960
†Gabelli Asset Management Cl. A [d]	202,100	8,043,580	Building Systems and Components - 1.1%
			LSI Industries	658,937	8,895,650
			Preformed Line Products Company	278,000	7,998,060
			Skyline Corporation	120,900	4,215,783
			Teleflex	189,500	9,158,535

					30,268,028

42 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Specialty Chemicals and Materials - 3.5%
Construction Materials - 1.3%			Aceto	92,915	$2,373,049
Ameron International	218,200	$7,569,358	Albemarle Corporation	149,100	4,468,527
Ash Grove Cement Company	39,610	4,673,980	Arch Chemicals	186,500	4,785,590
Florida Rock Industries	234,600	12,867,810	Balchem Corporation	217,600	4,961,280
†Vulcan Materials Company	212,500	10,108,625	Cabot Corporation	261,500	8,326,160
			Calgon Carbon	388,800	2,414,448
		35,219,773	†Great Lakes Chemical	441,300	11,998,947
			†Lubrizol Corporation	316,600	10,295,832
Industrial Components - 3.4%			MacDermid	384,000	13,148,160
†AMETEK	227,500	10,979,150	†Methanex Corporation	355,600	3,993,388
AVX Corporation	812,700	13,507,074	Park Electrochemical	30,000	794,700
Bel Fuse Cl. B	217,500	7,097,025	Quaker Chemical	220,900	6,792,675
C & D Technologies	345,700	6,627,069	Rayonier	471,357	19,566,058
CTS Corporation	120,000	1,380,000	Schulman (A.)	126,200	2,690,584
Chase Corporation	83,000	1,098,920
Crane	259,800	7,986,252			96,609,398
Deswell Industries	407,300	10,589,800
Donaldson Company	226,000	13,370,160	Steel/Metal Fabrication & Distribution - 2.3%
Penn Engineering & Manufacturing	130,000	2,473,900	Carpenter Technology	171,000	5,056,470
Penn Engineering &			†Commercial Metals Company	231,900	7,049,760
Manufacturing Cl. A	174,200	2,943,980	Gibraltar Steel	369,700	9,297,955
PerkinElmer	191,500	3,268,905	Kaydon Corporation	512,400	13,240,416
Precision Castparts	212,600	9,654,166	NN	227,600	2,865,484
Woodhead Industries	281,700	4,760,730	Nucor Corporation	153,000	8,568,000
			†Quanex Corporation	187,200	8,629,920
		95,737,131	Schnitzer Steel Industries Cl. A	144,200	8,724,100
			Worthington Industries	101,200	1,824,636
Machinery - 3.5%
Ampco-Pittsburgh	86,500	1,182,455			65,256,741
Federal Signal	95,000	1,664,400
Graco	262,900	10,542,290	Other Industrial Products - 3.2%
IDEX Corporation	161,000	6,695,990	BHA Group Holdings	248,329	6,245,475
Keithley Instruments	20,000	366,000	Brady Corporation Cl. A	268,200	10,929,150
Lincoln Electric Holdings	480,000	11,875,200	Diebold	222,000	11,959,140
Lindsay Manufacturing	162,700	4,108,175	HON INDUSTRIES	303,400	13,143,288
Minuteman International	136,800	1,285,920	Kimball International Cl. B	602,700	9,371,985
Mueller (Paul) Company [c]	112,700	4,475,317	McGrath RentCorp	66,000	1,798,500
Nordson Corporation	314,400	10,856,232	Myers Industries	115,240	1,396,709
Oshkosh Truck	10,500	535,815	Quixote Corporation	293,500	7,164,335
Regal-Beloit	50,000	1,100,000	Steelcase Cl. A	415,000	5,959,400
Stewart & Stevenson Services	534,300	7,506,915	Superior Uniform Group	154,200	2,536,590
Tecumseh Products Company Cl. A	224,800	10,887,064	Tennant	228,800	9,907,040
Thomas Industries	430,800	14,931,528	Trinity Industries	256,400	7,907,376
Woodward Governor Company	161,700	9,189,411
					88,318,988
		97,202,712
			Total (Cost $443,003,274)		589,851,495
Paper and Packaging - 1.0%
AptarGroup	288,800	11,263,200	Industrial Services – 9.5%
†Bemis Company	105,500	5,275,000	Commercial Services - 3.2%
Sonoco Products Company	269,500	6,635,090	ABM Industries	659,300	11,478,413
†Temple-Inland	86,000	5,389,620	Central Parking	472,100	7,048,453
			Hardinge	360,700	4,176,906
		28,562,910	Hillenbrand Industries	100,000	6,206,000
			Kelly Services Cl. A	331,000	9,446,740
Pumps, Valves and Bearings - 0.9%			Manpower	186,000	8,756,880
Baldor Electric	195,000	4,455,750	Nam Tai Electronics	250,040	7,021,123
Franklin Electric	174,000	10,525,260	Reynolds & Reynolds Company Cl. A	395,200	11,480,560
Gorman-Rupp Company	115,190	3,041,016	Roto-Rooter	253,400	11,681,740
Roper Industries	118,000	5,812,680	ServiceMaster Company	677,000	7,887,050
Sun Hydraulics [c]	347,650	2,499,604	†Watson Wyatt & Company
			Holdings Cl. A [a]	218,000	5,264,700
		26,334,310
					90,448,565

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 43

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Oil and Gas - 2.2%
Engineering and Construction - 0.5%			Berry Petroleum Company Cl. A	162,000	$3,280,500
†EMCOR Group [a]	223,000	$9,789,700	†Chesapeake Energy	550,000	7,469,000
†Granite Construction	163,500	3,840,615	Cimarex Energy [a]	20,000	533,800
			†Diamond Offshore Drilling	514,600	10,554,446
		13,630,315	EOG Resources	97,000	4,478,490
			EnergySouth	101,950	3,568,250
Food/Tobacco Processors - 0.5%			Husky Energy [d]	665,184	12,080,216
Corn Products International	64,500	2,222,025	Penn Virginia	137,500	7,651,875
DIMON	361,700	2,441,475	St. Mary Land & Exploration Company	160,000	4,560,000
Farmer Bros.	15,000	4,668,750	Stone Energy [a]	147,500	6,261,375
Seaboard	9,480	2,673,360
Universal	63,500	2,804,795			60,437,952

		14,810,405	Precious Metals and Mining - 0.4%
			AngloGold ADR [b]	52,000	2,428,400
Industrial Distribution - 1.5%			Gold Fields ADR [b]	122,000	1,700,680
Central Steel & Wire	7,765	3,067,175	Goldcorp	425,000	6,778,750
Grainger (W.W.)	255,600	12,112,884
Lawson Products	254,200	8,434,356			10,907,830
Ritchie Bros. Auctioneers	316,200	16,790,220
			Real Estate - 1.4%
		40,404,635	Archstone-Smith Trust	25,000	699,500
			Chelsea Property Group	65,000	3,562,650
Printing - 1.0%			Cousins Properties	139,000	4,253,400
Banta Corporation	282,500	11,441,250	Cresent Real Estate Equities Company	244,000	4,179,720
Bowne & Co.	145,000	1,966,200	Essex Property Trust	55,000	3,532,100
Champion Industries	36,700	150,764	Kimco Realty	45,000	2,013,750
Courier Corporation	120,250	4,626,138	PS Business Parks	60,500	2,496,230
Ennis Business Forms	315,900	4,833,270	Public Storage	68,000	2,950,520
John H. Harland Company	62,600	1,708,980	Shurgard Storage Centers Cl. A	25,000	941,250
New England Business Service	87,200	2,572,400	Sun Communities	37,800	1,462,860
Standard Register Company (The)	71,700	1,206,711	Vornado Realty Trust	115,000	6,296,250
			W.P. Carey & Co.	240,100	7,327,852
		28,505,713
					39,716,082
Transportation and Logistics - 2.4%
†Alexander & Baldwin	298,600	10,059,834	Total (Cost $130,244,305)		162,412,235
†Arkansas Best	146,100	4,586,079
Brink’s Company (The)	508,510	11,497,411	Technology – 5.5%
C. H. Robinson Worldwide	70,000	2,653,700	Aerospace/Defense - 0.5%
EGL [a]	352,400	6,188,144	Curtiss-Wright	131,000	5,896,310
Expeditors International of Washington	293,200	11,041,912	HEICO Corporation Cl. A	196,990	2,773,619
Interpool	202,300	2,842,315	Kaman Corporation Cl. A	415,800	5,293,134
Sea Containers Cl. A	312,800	5,708,600	Moog Cl. A [a]	10,000	494,000
SkyWest	202,800	3,674,736
†Teekay Shipping	71,400	4,071,942			14,457,063
UTI Worldwide	84,200	3,193,706
			Components and Systems - 2.3%
		65,518,379	Adaptec [a]	75,000	662,250
			American Power Conversion	455,000	11,124,750
Other Industrial Services - 0.4%			Analogic Corporation	64,400	2,640,400
Landauer	278,000	11,336,840	Methode Electronics Cl. A	764,700	9,352,281
			Newport Corporation [a]	404,300	6,683,079
Total (Cost $213,955,534)		264,654,852	Symbol Technologies	665,000	11,231,850
			Technitrol [a]	572,300	11,869,502
Natural Resources – 5.8%			Tektronix	352,000	11,123,200
Energy Services - 1.8%
Carbo Ceramics	143,900	7,374,875			64,687,312
Helmerich & Payne	332,400	9,283,932
Lufkin Industries	169,200	4,871,268	Distribution - 1.1%
Nicor	279,600	9,517,584	Agilysys	185,125	2,064,144
†Piedmont Natural Gas Company	112,600	4,893,596	Arrow Electronics [a]	385,900	8,929,726
Tidewater	515,700	15,409,116	Avnet [a]	349,500	7,570,170
			Richardson Electronics	332,700	4,088,883
		51,350,371	Tech Data [a]	223,000	8,850,870

					31,503,793

44 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE

Technology (continued)			CORPORATE BONDS – 0.9%
Internet Software and Services - 0.1%			Amkor Technology 9.25%
†Cryptologic [d]	28,100	$334,418	Senior Note due 2/15/08	$1,000,000	$1,135,000
			E*TRADE Financial 6.00%
IT Services - 0.7%			Conv. Sub. Note due 2/1/07	5,000,000	5,125,000
†Black Box	247,300	11,393,111	Human Genome Sciences 5.00%
†MAXIMUS [a]	125,500	4,910,815	Conv. Sub. Note due 2/1/07	2,000,000	1,905,000
Perot Systems Cl. A [a]	260,000	3,504,800	Level 3 Communications 9.125% [d]
			Senior Note due 5/1/08	9,250,000	8,463,750
		19,808,726	Level 3 Communications 10.50%
			Senior Note due 12/1/08	3,000,000	2,827,500
Semiconductors and Equipment - 0.3%			Level 3 Communications 6.00%
Cognex Corporation	133,800	3,778,512	Conv. Sub. Deb. due 9/15/09	5,000,000	3,575,000
Exar Corporation [a]	214,800	3,668,784	Levi Strauss 12.25%
Helix Technology	98,200	2,020,956	Senior Note due 12/15/12	2,000,000	1,300,000
			Richardson Electronics 8.25%
		9,468,252	Conv. Sub. Deb. due 6/15/06	300,000	297,000
			Standard Commercial 7.25%
Software - 0.2%			Conv. Sub. Deb. due 3/31/07	500,000	506,250
Autodesk	209,000	5,137,220
			TOTAL CORPORATE BONDS
Telecommunication - 0.3%			(Cost $17,147,287)		25,134,500
Communications Systems	251,800	2,016,918
North Pittsburgh Systems	253,478	4,793,269	GOVERNMENT BONDS – 2.3%
SureWest Communications	67,400	2,724,308	Canada 4.25%, due 9/1/08	80,000,000	62,787,944

		9,534,495	TOTAL GOVERNMENT BONDS
			(Cost $62,118,230)		62,787,944
Total (Cost $118,366,338)		154,931,279
			U.S. TREASURY OBLIGATIONS – 4.4%
Utilities – 1.7%			U.S. Treasury Notes
†CH Energy Group	183,400	8,601,460	3.25%, due 5/31/04	25,000,000	25,229,500
Duquesne Light Holdings	230,000	4,218,200	5.625%, due 2/15/06	45,000,000	48,496,275
El Paso Electric Company [a]	214,300	2,860,905	3.25%, due 8/15/08	50,000,000	50,304,700
Hawaiian Electric Industries	261,400	12,382,518
NUI Corporation	40,000	644,800	TOTAL U.S. TREASURY OBLIGATIONS
†PNM Resources	248,000	6,968,800	(Cost $123,595,925)		124,030,475
SJW	55,700	4,971,225
†TECO Energy	12,500	1,736,405	REPURCHASE AGREEMENT – 10.2%
†Texas Genco Holdings	189,000	6,142,500
State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $285,546,759 (collateralized by U.S. Treasury Bonds, 8.125%-8.75% due 8/15/19-5/15/20 and U.S. Treasury Notes, 1.50%-1.625% due 3/31/05-7/31/05, valued at $291,273,522) (Cost $285,542,000)

Total (Cost $41,130,553)		48,526,813

Miscellaneous – 4.9%					285,542,000
Total (Cost $117,790,986)		136,273,660

TOTAL COMMON STOCKS
(Cost $1,814,823,588)		2,267,620,048

PREFERRED STOCKS – 1.0%
Affiliated Managers Group 6.00% Conv.	48,700	1,181,949
†Allied Waste Industries 6.25% Conv.	41,000	3,136,500
Andrew Corporation 7.75% Conv.	29,800	3,725,596
Fleetwood Capital Trust 6.00% Conv.[a]	70,000	2,450,000
Pioneer-Standard Electronics
6.75% Conv.[c]	145,000	7,032,500
Reinsurance Group of America
5.75% Conv.	94,000	5,546,000
United Fire & Casualty Company
6.375% Conv.	83,700	2,427,300
Vornado Realty Trust 6.50% Conv.	35,000	2,635,500

TOTAL PREFERRED STOCKS
(Cost $18,772,220)		28,135,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 45

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)		ROYCE LOW-PRICED STOCK FUND

		COMMON STOCKS – 85.3%
	VALUE		SHARES	VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%		Consumer Products – 9.5%
U.S. Treasury Bonds		Apparel and Shoes - 1.1%
5.50%-11.25% due 11/15/09-8/15/28	$4,248,900	Polo Ralph Lauren Cl. A	350,000	$10,080,000
U.S. Treasury Notes		Stride Rite	1,593,600	18,135,168
2.125%-7.875% due 2/29/04-7/15/12	4,925,235	Wolverine World Wide	302,100	6,156,798
U.S. Treasury Bills
due 2/5/04	186,848			34,371,966
U.S. Treasury Strip-Principal
9.125% due 5/15/18	1,155,475	Collectibles - 1.1%
U.S. Treasury Strip-Interest		Enesco Group [a]	512,500	5,289,000
due 11/15/10-11/15/11	583,290	Topps Company (The) [c]	2,859,900	29,342,574

Total (Cost $11,099,748)	11,099,748			34,631,574

TOTAL INVESTMENTS – 100.2%		Food/Beverage/Tobacco - 0.3%
(Cost $2,333,098,998)	2,804,350,060	Boston Beer Company Cl. A [a]	392,800	7,125,392
		800 JR Cigar [a,e]	60,700	789,100
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%	(6,476,678)			7,914,492

NET ASSETS – 100.0%	$2,797,873,382	Home Furnishing/Appliances - 1.1%
		La-Z-Boy	600,900	12,606,882
		Natuzzi ADR [b]	2,163,300	21,806,064

				34,412,946

		Sports and Recreation - 4.2%
		Arctic Cat [c]	1,545,860	38,182,742
		Callaway Golf	2,525,600	42,556,360
		Monaco Coach [a]	416,150	9,904,370
		National R.V. Holdings [a]	248,140	2,468,993
		Oakley	1,621,300	22,438,792
		Sturm, Ruger & Company	991,800	11,276,766

				126,828,023

		Other Consumer Products - 1.7%
		Concord Camera [a]	390,800	3,614,900
		Fossil [a]	565,200	15,831,252
		4Kids Entertainment [a]	571,600	14,873,032
		JAKKS Pacific [a,c]	1,230,600	16,194,696

				50,513,880

		Total (Cost $241,058,749)		288,672,881

		Consumer Services – 6.2%
		Direct Marketing - 1.5%
		Nu Skin Enterprises Cl. A	2,662,100	45,495,289

		Restaurants/Lodgings - 0.8%
		Prime Hospitality [a]	864,800	8,820,960
		Ryan’s Family Steak Houses [a]	319,200	4,832,688
		The Steak n Shake Company [a]	443,000	7,907,550
		Total Entertainment Restaurant [a]	204,100	2,465,528

				24,026,726

		Retail Stores - 3.9%
		Big Lots [a]	991,700	14,092,057
		Brookstone [a]	63,000	1,342,530
		Buckle (The)	679,500	15,050,925
		†Cache [a,c]	675,700	14,074,831
		Cato Corporation Cl. A	692,500	14,196,250
		Charming Shoppes [a]	4,385,400	23,681,160
		Circuit City Stores	1,875,000	18,993,750
		Pier 1 Imports	741,800	16,215,748
		Shoe Carnival [a]	81,000	1,441,800

				119,089,051

		Total (Cost $159,442,490)		188,611,066

46 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries – 6.1%			Health Services - 2.3%
Insurance - 3.3%			†AMN Healthcare Services [a,d]	927,706	$15,919,435
Argonaut Group [a]	976,800	$15,179,472	Albany Molecular Research [a]	632,200	9,495,644
CNA Surety [a]	538,100	5,117,331	Cross Country Healthcare [a]	641,500	9,571,180
NYMAGIC	386,500	10,597,830	MedQuist [a]	599,200	9,623,152
Navigators Group [a,c]	503,500	15,543,045	Quovadx [a]	1,234,800	6,050,520
Ohio Casualty [a]	810,100	14,063,336	US Oncology [a]	1,816,600	19,546,616
PXRE Group	186,400	4,393,448
The Phoenix Companies	812,400	9,781,296			70,206,547
ProAssurance Corporation [a]	494,400	15,894,960
Scottish Re Group	419,700	8,721,366	Personal Care - 0.9%
			Helen of Troy [a]	288,100	6,669,515
		99,292,084	Ocular Sciences [a]	786,300	22,574,673

Securities Brokers - 1.5%					29,244,188
E*TRADE Financial [a]	3,158,800	39,958,820
Instinet Group [a]	1,334,900	6,874,735	Surgical Products and Devices - 0.9%
			Medical Action Industries [a]	489,500	9,158,545
		46,833,555	Theragenics Corporation [a]	690,000	3,774,300
			†Viasys Healthcare [a]	692,200	14,259,320
Other Financial Intermediaries - 1.3%
†TSX Group	1,171,200	38,878,384			27,192,165

Total (Cost $122,809,406)		185,004,023	Total (Cost $402,834,453)		445,631,216

Financial Services – 1.6%			Industrial Products – 2.6%
Information and Processing - 1.6%			Industrial Components - 0.5%
eFunds Corporation [a,c]	2,625,400	45,550,690	Aaon [a]	347,500	6,744,975
National Processing [a]	108,800	2,562,240	DuraSwitch Industries [a]	235,600	381,908
			Powell Industries [a]	503,000	9,632,450
Total (Cost $34,391,934)		48,112,930
					16,759,333
Health – 14.6%
Commercial Services - 2.2%			Machinery - 0.4%
Bruker BioSciences [a]	2,156,600	9,812,530	Lincoln Electric Holdings	487,800	12,068,172
Covance [a]	1,018,200	27,287,760
Discovery Partners International [a,c]	1,745,300	10,733,595	Specialty Chemicals and Materials - 0.7%
Gene Logic [a,c]	1,859,600	9,651,324	Schulman (A.)	1,013,100	21,599,292
PAREXEL International [a]	603,200	9,808,032
			Steel/Metal Fabrication & Distribution - 0.5%
		67,293,241	Schnitzer Steel Industries Cl. A	254,800	15,415,400

Drugs and Biotech - 8.3%			Textiles - 0.2%
Abgenix [a]	335,800	4,184,068	Unifi [a]	923,200	5,954,640
Antigenics [a,d]	1,713,800	19,400,216
Applera Corporation- Celera			Other Industrial Products - 0.3%
Genomics Group [a]	753,400	10,479,794	Steelcase Cl. A	615,500	8,838,580
Biopure Corporation Cl. A [a,d]	338,800	806,344
Cell Genesys [a]	1,140,600	14,759,364	Total (Cost $58,574,279)		80,635,417
Durect Corporation [a,d]	2,345,700	6,051,906
†Elan Corporation ADR [a,b,d]	2,325,000	16,019,250	Industrial Services – 3.8%
Endo Pharmaceuticals Holdings [a]	2,775,900	53,463,834	Commercial Services - 1.5%
Exelixis [a]	505,100	3,576,108	Exponent [a]	200,200	4,284,280
Human Genome Sciences [a]	1,190,700	15,776,775	Labor Ready [a]	172,200	2,255,820
Lexicon Genetics [a,c]	4,033,800	23,759,082	RemedyTemp Cl. A [a]	275,600	3,006,796
Maxygen [a]	740,200	7,868,326	Spherion Corporation [a]	869,000	8,507,510
†Myriad Genetics [a,d]	1,006,500	12,943,590	Wackenhut Corrections [a]	372,700	8,497,560
Perrigo Company	2,830,500	44,495,460	West Corporation [a]	806,800	18,741,964
Seattle Genetics [a]	495,500	4,251,390
United Therapeutics [a]	149,400	3,428,730			45,293,930
VIVUS [a,c]	2,752,200	10,430,838
			Engineering and Construction - 1.8%
		251,695,075	Dycom Industries [a]	1,269,700	34,053,354
			Insituform Technologies Cl. A [a]	744,800	12,289,200
			Keith Companies [a,c]	656,200	8,937,444

					55,279,998

			Printing - 0.4%
			Ennis Business Forms	472,500	7,229,250
			New England Business Service	223,600	6,596,200

					13,825,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 47

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Internet Software and Services - 1.1%
Transportation and Logistics - 0.1%			CryptoLogic	516,000	$6,140,916
Frozen Food Express Industries [a]	208,650	$1,385,436	Jupitermedia Corporation [a,c]	1,938,066	8,915,104
			†Overstock.com [a,d]	54,500	1,082,370
Total (Cost $74,702,354)		115,784,814	RealNetworks [a]	2,122,800	12,121,188
			Register.com [a]	760,344	3,991,806
Natural Resources – 20.0%
Energy Services - 5.5%					32,251,384
Dril-Quip [a]	529,700	8,634,110
†Ensign Resource Service Group	3,062,100	48,809,734	IT Services - 3.1%
Global Industries [a]	2,289,850	11,792,727	American Management Systems [a]	846,300	12,753,741
Input/Output [a,c]	3,274,600	14,768,446	Analysts International [a]	1,018,200	3,431,334
Maverick Tube [a]	1,015,700	19,552,225	CIBER [a]	577,200	4,998,552
National-Oilwell [a]	851,600	19,041,776	Forrester Research [a]	523,600	9,356,732
Oil States International [a]	1,436,200	20,020,628	MAXIMUS [a]	287,900	11,265,527
Patterson-UTI Energy [a]	188,500	6,205,420	Perot Systems Cl. A [a]	2,536,600	34,193,368
Tenaris ADR [b]	260,043	8,664,633	Syntel	760,300	18,787,013
Tesco Corporation [a]	1,139,800	9,266,574
					94,786,267
		166,756,273
			Semiconductors and Equipment - 3.1%
Oil and Gas - 3.9%			CEVA [a,d]	774,100	8,050,640
†Diamond Offshore Drilling	997,700	20,462,827	Cognex Corporation	130,000	3,671,200
Remington Oil & Gas [a]	1,247,500	24,563,275	Credence Systems [a]	900,000	11,844,000
St. Mary Land & Exploration Company	129,600	3,693,600	ESS Technology [a]	450,100	7,656,201
Unit Corporation [a]	2,138,700	50,366,385	Entegris [a]	835,700	10,738,745
Westport Resources [a]	649,200	19,385,112	Exar Corporation [a]	1,576,500	26,926,620
			Helix Technology	346,400	7,128,912
		118,471,199	MIPS Technologies [a]	887,500	4,832,437
			Semitool [a]	1,146,900	12,295,915
Precious Metals and Mining - 10.6%
Agnico-Eagle Mines	1,916,800	23,135,776			93,144,670
Apex Silver Mines [a]	1,346,000	28,131,400
Glamis Gold [a]	3,077,600	52,688,512	Software - 2.6%
Gold Fields ADR [b]	1,195,200	16,661,088	Autodesk	280,000	6,882,400
Goldcorp	2,989,000	47,674,550	Integral Systems	149,100	3,208,632
†Golden Star Resources [a]	2,491,600	17,366,452	PLATO Learning [a]	846,300	8,928,465
Harmony Gold Mining Company ADR [b]	218,200	3,541,386	†SCO Group (The) [a,c,d]	943,600	16,041,200
†Hecla Mining Company [a,c]	6,009,900	49,822,071	Transaction Systems
Meridian Gold [a]	2,654,700	38,785,167	Architects Cl. A [a,c]	1,912,100	43,270,823
†Minefinders Corporation [a,c]	2,074,300	17,112,975
†Northern Orion Resources [a,c,d]	6,587,300	15,699,218			78,331,520
Stillwater Mining [a]	1,152,456	11,029,004
			Telecommunication - 2.3%
		321,647,599	†CommScope [a]	1,288,400	21,039,572
			Computer Network Technology [a]	401,400	3,829,356
Total (Cost $465,250,220)		606,875,071	Globecomm Systems [a,d]	551,600	2,620,100
			Lightbridge [a]	450,600	4,100,460
Technology – 16.2%			PC-Tel [a]	530,700	5,630,727
Components and Systems - 3.7%			Plantronics [a]	169,700	5,540,705
Adaptec [a]	920,000	8,123,600	Somera Communications [a,c]	2,471,800	3,954,880
Cable Design Technologies [a]	750,800	6,749,692	ViaSat [a]	1,310,200	25,077,228
KEMET Corporation [a]	1,164,000	15,935,160
Methode Electronics Cl. A	855,700	10,465,211			71,793,028
Rainbow Technologies [a]	299,300	3,370,118
REMEC [a,c]	3,025,600	25,445,296	Total (Cost $374,462,831)		493,531,205
Symbol Technologies	397,900	6,720,531
TTM Technologies [a]	527,200	8,899,136	Miscellaneous – 4.7%
Technitrol [a]	436,600	9,055,084	Total (Cost $114,693,945)		143,416,679
Tektronix	612,900	19,367,640
			TOTAL COMMON STOCKS
		114,131,468	(Cost $2,048,220,661)		2,596,275,302

Distribution - 0.3%
Avnet [a]	419,800	9,092,868

48 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

		ROYCE OPPORTUNITY FUND

		COMMON STOCKS – 93.8%
	VALUE		SHARES	VALUE

REPURCHASE AGREEMENT – 14.4%		Consumer Products – 7.7%
State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $438,143,302 (collateralized by U.S. Treasury Bonds, 8.75% due 5/15/20-8/15/20 and U.S. Treasury Notes, 2.125% due 8/31/04, valued at $446,988,769) (Cost $438,136,000)
		Apparel and Shoes - 1.2%
		Brown Shoe Company	129,500	$4,911,935
		Hartmarx Corporation [a]	767,500	3,200,475
	$438,136,000	†Warnaco Group (The) [a]	601,100	9,587,545

COLLATERAL RECEIVED FOR SECURITIES				17,699,955
LOANED – 2.9%
U.S. Treasury Bonds		Collectibles - 0.3%
5.50%-14.00% due 11/15/09-5/15/30	48,205,823	Topps Company (The)	388,600	3,987,036
U.S. Treasury Notes
2.125%-7.875% due 2/15/04-11/15/12	28,651,379	Home Furnishing/Appliances - 2.3%
U.S. Treasury Bills		†Applica [a,d]	310,100	2,356,760
due 2/5/04	3,715,151	Bassett Furniture Industries	310,100	5,116,650
U.S. Treasury Strip-Principal		Dixie Group [a]	424,500	3,260,160
7.25%-9.125% due 5/15/16-11/15/22	5,716,948	†Furniture Brands International	365,000	10,705,450
U.S. Treasury Strip-Interest		Oneida [d]	586,200	3,452,718
due 8/15/04-11/15/11	3,082,531	Salton [a,c,d]	692,000	9,030,600

Total (Cost $89,371,832)	89,371,832			33,922,338

TOTAL INVESTMENTS – 102.6%		Publishing - 1.1%
(Cost $2,575,728,493)	3,123,783,134	†Journal Communications Cl. A	290,900	5,390,377
		McClatchy Company Cl. A	118,000	8,118,400
LIABILITIES LESS CASH		Media General Cl. A	52,800	3,437,280
AND OTHER ASSETS – (2.6)%	(77,682,677)
				16,946,057
NET ASSETS – 100.0%	$3,046,100,457
		Sports and Recreation - 0.7%
		Fleetwood Enterprises [a,d]	660,100	6,772,626
		National R.V. Holdings [a,d]	367,200	3,653,640

				10,426,266

		Other Consumer Products - 2.1%
		Cobra Electronics [a]	266,700	2,013,585
		Cross (A. T.) & Company Cl. A [a]	339,900	2,267,133
		†JAKKS Pacific [a,d]	327,300	4,307,268
		Movado Group	193,300	5,456,859
		Playtex Products [a,d]	917,700	7,093,821
		Universal Electronics [a]	465,100	5,925,374
		Water Pik Technologies [a]	391,700	4,806,159

				31,870,199

		Total (Cost $92,261,930)		114,851,851

		Consumer Services – 11.8%
		Direct Marketing - 0.3%
		Coldwater Creek [a]	440,100	4,841,100

		Leisure/Entertainment - 2.1%
		Carmike Cinemas [a,d]	197,744	6,891,378
		Orient-Express Hotels Cl. A	494,500	8,124,635
		Steinway Musical Instruments [a]	370,600	9,153,820
		Vail Resorts [a]	391,500	6,655,500

				30,825,333

		Media & Broadcasting - 1.6%
		†Emmis Communications Cl. A [a]	454,300	12,288,815
		†Insight Communications Company [a]	846,300	8,725,353
		Regent Communications [a,d]	487,000	3,092,450

				24,106,618

		Restaurants/Lodgings - 1.3%
		Angelo and Maxie’s [a]	65,799	93,435
		BUCA [a,d]	200,000	1,362,000
		Champps Entertainment [a,d]	302,900	2,259,634

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 49

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Consumer Services (continued)			Industrial Products – 23.8%
Restaurants/Lodgings (continued)			Automotive - 0.3%
IHOP Corporation	143,300	$5,514,184	Spartan Motors	490,000	$4,949,000
Landry’s Restaurants	405,000	10,416,600
			Building Systems and Components - 1.7%
		19,645,853	Champion Enterprises [a]	789,900	5,529,300
			†Interface Cl. A [a]	948,600	5,245,758
Retail Stores - 6.1%			Lennox International	325,400	5,434,180
†Alloy [a,d]	916,100	4,772,881	Modtech Holdings [a]	299,701	2,520,485
Burlington Coat Factory Warehouse	321,000	6,792,360	The Shaw Group [a]	478,400	6,515,808
†Casual Male Retail Group [a,d]	523,900	3,635,866
†Charlotte Russe Holding [a]	410,600	5,690,916			25,245,531
†Dillard’s Cl. A	471,000	7,752,660
InterTAN [a]	428,450	4,335,914	Construction Materials - 1.1%
†Linens ’n Things [a,d]	347,600	10,455,808	†NCI Building Systems [a]	269,000	6,429,100
Loehmann’s Holdings [a]	178,000	3,414,040	†Texas Industries	269,900	9,986,300
Longs Drug Stores	385,200	9,529,848
REX Stores [a]	495,400	7,014,864			16,415,400
Saks [a,d]	676,800	10,179,072
Tweeter Home Entertainment Group [a]	744,000	7,030,800	Industrial Components - 4.1%
Ultimate Electronics [a,d]	257,900	1,967,777	American Technical Ceramics [a]	249,400	1,942,826
†Wet Seal (The) Cl. A [a,d]	538,500	5,325,765	†Belden	222,800	4,698,852
Wild Oats Markets [a,d]	189,700	2,452,821	CTS Corporation	494,000	5,681,000
			Deswell Industries	274,733	7,143,058
		90,351,392	Gerber Scientific [a,d]	914,300	7,277,828
			†GrafTech International [a]	450,100	6,076,350
Other Consumer Services - 0.4%			Hawk Corporation Cl. A [a,c]	553,800	2,021,370
†Rent-Way [a]	671,900	5,502,861	Ladish Company	181,400	1,471,335
			Lamson & Sessions [a]	328,200	1,893,714
Total (Cost $143,077,677)		175,273,157	†MagneTek [a]	728,100	4,798,179
			Penn Engineering & Manufacturing	205,800	3,916,374
Diversified Investment Companies – 0.2%			Timken Company (The)	658,300	13,205,498
Closed-End Mutual Funds - 0.2%
New Germany Fund (The)	361,000	2,581,150			60,126,384

Total (Cost $2,031,165)		2,581,150	Machinery - 5.1%
			Baldwin Technology Company Cl. A [a]	740,300	1,702,690
Financial Intermediaries – 0.6%			DT Industries [a]	727,600	894,948
Insurance - 0.6%			Evans & Sutherland Computer [a]	409,625	1,843,313
Horace Mann Educators [d]	461,200	6,442,964	FEI Company [a,d]	275,900	6,207,750
PXRE Group	127,900	3,014,603	GSI Lumonics [a,d]	738,600	8,693,322
			Hurco Companies [a]	250,000	1,337,500
Total (Cost $8,860,542)		9,457,567	JLG Industries	504,000	7,675,920
			Keithley Instruments	355,000	6,496,500
Financial Services – 0.2%			LeCroy Corporation [a]	450,000	8,104,500
Other Financial Services - 0.2%			Regal-Beloit	353,700	7,781,400
†Metris Companies [a,d]	696,900	3,094,236	Robotic Vision Systems [a,d]	424,960	1,393,869
			Stewart & Stevenson Services	291,800	4,099,790
Total (Cost $3,452,136)		3,094,236	Terex Corporation [a]	208,200	5,929,536
			UNOVA [a]	591,600	13,577,220
Health – 2.1%
Health Services - 1.4%					75,738,258
†American Medical Security Group [a]	287,900	6,454,718
†Cross Country Healthcare [a]	446,500	6,661,780	Paper and Packaging - 0.9%
†Medical Staffing Network Holdings [a,d]	461,900	5,057,805	Graphic Packaging International [a]	1,177,400	4,780,244
Tripos [a]	333,700	2,232,453	Longview Fibre	574,900	7,100,015
			Peak International [a]	230,700	1,291,920
		20,406,756
					13,172,179
Personal Care - 0.1%
†Revlon Cl. A [a,d]	306,400	686,336	Pumps, Valves and Bearings - 2.1%
			Baldor Electric	358,500	8,191,725
Surgical Products and Devices - 0.6%			CIRCOR International [d]	362,200	8,729,020
†Hologic [a]	356,700	6,181,611	Flowserve Corporation [a]	411,800	8,598,384
†MedSource Technologies [a]	306,400	1,378,800	Gardner Denver [a]	264,700	6,318,389
New Brunswick Scientific [a]	350,574	1,854,536
					31,837,518
		9,414,947

Total (Cost $26,718,987)		30,508,039

50 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Industrial Distribution - 0.4%
Specialty Chemicals and Materials - 5.5%			†Aviall [a]	368,000	$5,707,680
Albemarle Corporation [d]	161,900	$4,852,143
Applied Extrusion Technologies [a]	589,600	1,562,440	Printing - 0.6%
Calgon Carbon	700,700	4,351,347	Bowne & Co.	632,800	8,580,768
†H. B. Fuller Company [d]	257,400	7,655,076
Gundle/SLT Environmental [a]	208,300	4,324,308	Transportation and Logistics - 3.9%
LESCO [a]	326,300	4,238,637	Alaska Air Group [a,d]	178,100	4,860,349
Lydall [a]	339,400	3,458,486	Arkansas Best	297,100	9,325,969
MacDermid	277,500	9,501,600	Celadon Group [a]	286,000	4,061,200
Material Sciences [d]	362,000	3,659,820	†Covenant Transport Cl. A [a]	265,200	5,041,452
Park Electrochemical	333,000	8,821,170	Mesa Air Group [a,d]	431,700	5,404,884
PolyOne Corporation [a]	684,200	4,372,038	OMI Corporation [a]	517,100	4,617,703
Quaker Chemical	247,500	7,610,625	Sea Containers Cl. A [d]	501,500	9,152,375
Rogers Corporation [a,d]	160,200	7,068,024	Stelmar Shipping	350,000	7,651,000
Terra Industries [a]	1,018,200	3,370,242	†Yellow Roadway [a]	213,700	7,729,529
Titanium Metals [a,d]	129,289	6,788,965
					57,844,461
		81,634,921
			Total (Cost $104,834,043)		150,198,503
Steel/Metal Fabrication & Distribution - 1.3%
Carpenter Technology	334,200	9,882,294	Natural Resources – 4.7%
Foster (L.B.) Company Cl. A [a]	444,400	2,888,600	Energy Services - 1.1%
Oregon Steel Mills [a]	795,800	4,623,598	GulfMark Offshore [a]	470,100	6,581,400
Universal Stainless & Alloy Products [a]	179,700	1,940,760	†Lone Star Technologies [a]	564,000	9,012,720

		19,335,252			15,594,120

Textiles - 0.8%			Oil and Gas - 2.5%
Phillips-Van Heusen	255,100	4,525,474	Forest Oil [a,d]	327,810	9,365,532
Wellman	712,200	7,271,562	Nuevo Energy [a]	294,400	7,115,648
			Pengrowth Energy Trust	288,700	4,734,680
		11,797,036	Swift Energy Company [a]	483,500	8,146,975
			Westport Resources [a]	264,800	7,906,928
Other Industrial Products - 0.9%
Fansteel [a]	294,000	117,600			37,269,763
Griffon Corporation [a,d]	207,490	4,203,747
Maxwell Technologies [a,d]	460,800	3,271,680	Precious Metals and Mining - 1.1%
McGrath RentCorp	216,800	5,907,800	Brush Engineered Materials [a,d]	317,600	4,862,456
			Century Aluminum [a]	605,800	11,516,258
		13,500,827
					16,378,714
Total (Cost $275,854,630)		353,752,306
			Total (Cost $53,889,577)		69,242,597
Industrial Services – 10.1%
Advertising/Publishing - 1.8%			Technology – 27.7%
aQuantive [a,d]	70,700	724,675	Aerospace/Defense - 3.3%
Journal Register Company [a]	334,700	6,928,290	BE Aerospace [a]	805,200	4,348,080
Modem Media Cl. A [a,d]	1,106,400	9,039,288	†CPI Aerostructures [a,d]	161,500	1,921,850
†Valassis Communications [a,d]	199,700	5,861,195	Ducommun [a]	255,900	5,719,365
ValueClick [a]	470,000	4,267,600	Esterline Technologies [a]	348,900	9,305,163
			GenCorp	255,300	2,749,581
		26,821,048	HEICO Corporation	262,700	4,781,140
			Herley Industries [a,d]	77,300	1,600,110
Commercial Services - 3.3%			Hexcel Corporation [a]	901,500	6,680,115
Carreker Corporation [a]	350,100	4,904,901	Kaman Corporation Cl. A	277,800	3,536,394
†FTI Consulting [a]	343,200	8,020,584	LaBarge [a]	549,200	2,998,632
Manufacturers Services [a,d]	926,900	5,635,552	Moog Cl. A [a,d]	79,700	3,937,180
Pegasus Solutions [a,d]	156,500	1,638,555	Teledyne Technologies [a,d]	75,200	1,417,520
†Province Healthcare Company [a]	479,500	7,672,000
Rentrak Corporation [a]	372,800	3,627,344			48,995,130
TRC Companies [a,d]	273,900	5,768,334
Volt Information Sciences [a]	454,500	10,271,700	Components and Systems - 7.0%
Xanser Corporation [a]	965,900	2,289,183	†Ampex Corporation Cl. A [a,c]	292,740	199,063
			Analogic Corporation	105,200	4,313,200
		49,828,153	Ault [a,c]	294,000	787,920
			Cable Design Technologies [a,d]	702,200	6,312,778
Food/Tobacco Processors - 0.1%			Chyron Corporation [a]	693,400	214,954
Galaxy Nutritional Foods [a]	564,300	1,416,393	Concurrent Computer [a]	469,000	2,049,530

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 51

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			†PLX Technology [a,d]	624,000	$5,522,400
Components and Systems (continued)			Pericom Semiconductor [a,d]	499,700	5,326,802
Del Global Technologies [a]	249,085	$498,170	Standard Microsystems [a]	304,200	7,696,260
Del Global Technologies (Warrants)[a]	17,714	7,971	TriQuint Semiconductor [a,d]	460,700	3,257,149
Digi International [a,d]	270,056	2,592,538	Varian Semiconductor Equipment
Dot Hill Systems [a]	269,300	4,079,895	Associates [a,d]	29,600	1,293,224
Hypercom Corporation [a]	714,300	3,400,068	Veeco Instruments [a,d]	250,200	7,055,640
Innovex [a]	424,400	3,577,692
Interlink Electronics [a]	504,800	3,543,696			89,027,580
Interphase Corporation [a,c]	312,100	4,041,695
†Lantronix [a,d]	736,100	861,237	Software - 2.9%
Merix Corporation [a,d]	322,700	7,915,831	Ansoft Corporation [a]	297,900	3,822,057
Network Equipment Technologies [a,d]	882,000	9,702,000	Aspen Technology [a]	469,300	4,815,018
†OSI Systems [a]	303,200	5,824,472	†Borland Software [a]	631,200	6,141,576
Pinnacle Systems [a]	557,600	4,756,328	Bottomline Technologies [a,d]	487,800	4,390,200
Printronix [a]	244,600	4,294,931	Epicor Software [a,d]	510,100	6,508,876
Radiant Systems [a]	533,300	4,485,053	†Indus International [a,d]	708,300	2,124,900
SBS Technologies [a]	280,650	4,128,362	MSC.Software [a,d]	462,100	4,366,845
Spectrum Control [a]	545,700	4,344,318	MAPICS [a,d]	317,600	4,157,384
TTM Technologies [a]	295,200	4,982,976	Phoenix Technologies [a,d]	709,200	5,730,336
Vishay Intertechnology [a,d]	395,200	9,050,080	Versant Corporation [a,d]	410,000	639,600
WatchGuard Technologies [a]	532,800	3,100,896
†Western Digital [a]	437,200	5,154,588			42,696,792

		104,220,242	Telecommunication - 5.1%
			Andrew Corporation [a,d]	589,500	6,785,145
Distribution - 1.0%			Arris Group [a,d]	406,800	2,945,232
Avnet [a]	199,500	4,321,170	C-COR.net [a]	350,700	3,903,291
Bell Industries [a]	391,100	1,016,860	Carrier Access [a,d]	532,400	6,665,648
Bell Microproducts [a]	1,025,600	9,291,936	Centillium Communications [a,d]	712,400	4,010,812
			ClearOne Communications [a,d]	363,300	1,344,210
		14,629,966	Computer Network Technology [a,d]	285,200	2,720,808
			General Communication Cl. A [a]	547,600	4,764,120
Internet Software and Services - 1.3%			Glenayre Technologies [a]	990,600	2,664,714
ePresence [a]	398,200	1,493,250	Globecomm Systems [a,d]	233,100	1,107,225
†Inforte Corporation [a]	255,000	2,113,950	Harmonic [a,d]	477,000	3,458,250
Internap Network Services [a,d]	1,320,900	3,236,205	ITXC Corporation [a]	864,900	3,736,368
iVillage [a]	725,000	2,595,500	†Inter-Tel	213,900	5,343,222
†NetIQ Corporation [a]	524,100	6,944,325	MetaSolv [a]	897,100	2,179,953
NetSolve [a]	475,400	3,850,740	Norstan [a]	531,500	1,695,485
			Powerwave Technologies [a,d]	932,100	7,130,565
		20,233,970	Symmetricom [a]	937,600	6,825,728
			†3Com Corporation [a]	774,500	6,327,665
IT Services - 1.1%			Westell Technologies Cl. A [a]	389,700	2,459,007
Computer Task Group [a]	728,400	2,833,476
Computer Horizons [a]	1,277,400	5,020,182			76,067,448
SCB Computer Technology [a]	738,500	1,521,310
Systems & Computer Technology [a]	405,900	6,636,465	Total (Cost $279,737,140)		412,852,962
Technology Solutions [a]	775,700	970,401
			Miscellaneous – 4.9%
		16,981,834	Total (Cost $62,086,283)		73,227,859

Semiconductors and Equipment - 6.0%			TOTAL COMMON STOCKS
†Alliance Semiconductor [a]	1,111,300	7,901,343	(Cost $1,052,804,110)		1,395,040,227
ANADIGICS [a,d]	379,100	2,259,436
Brooks Automation [a,d]	309,300	7,475,781	PREFERRED STOCK – 0.1%
California Micro Devices [a]	671,700	6,132,621	Angelo and Maxie’s 10.00% Conv.	104,043	265,310
Credence Systems [a]	271,700	3,575,572
FSI International [a]	590,100	4,354,938	TOTAL PREFERRED STOCK
GlobespanVirata [a]	732,068	4,304,560	(Cost $204,663)		265,310
†Integrated Silicon Solution [a,d]	191,700	3,003,939
Intevac [a]	265,375	3,744,441
MEMC Electronic Materials [a,d]	978,000	9,408,360
Mentor Graphics [a,d]	284,100	4,130,814
†Metron Technology [a,d]	601,000	2,584,300

52 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

		ROYCE PREMIER FUND

		COMMON STOCKS – 82.6%
	VALUE		SHARES	VALUE

REPURCHASE AGREEMENT – 5.9%		Consumer Products – 9.6%
State Street Bank & Trust Company,		Apparel and Shoes - 1.1%
0.30% dated 12/31/03, due 1/2/04,		Polo Ralph Lauren Cl. A	701,100	$20,191,680
maturity value $88,281,471
(collateralized by U.S. Treasury Bonds,		Home Furnishing/Appliances - 0.7%
8.125% due 8/15/19, and U.S. Treasury Notes,		†La-Z-Boy	555,800	11,660,684
2.875% due 6/30/04, valued at $90,059,227)
(Cost $88,280,000)	$88,280,000	Sports and Recreation - 4.8%
		Callaway Golf	1,695,500	28,569,175
COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.4%		Oakley	1,209,700	16,742,248
U.S. Treasury Bonds		†Winnebago Industries	594,400	40,865,000
6.25%-14.00% due 11/15/11-2/15/27	735,819
U.S. Treasury Notes				86,176,423
3.00%-7.875% due 11/15/04-7/15/12	67,294
U.S. Treasury Strip-Principal		Other Consumer Products - 3.0%
9.125% due 5/15/18	142,880	†Fossil [a]	415,000	11,624,150
U.S. Treasury Strip-Interest		†Matthews International Cl. A	777,500	23,006,225
due 11/15/10-11/15/11	72,127	†Yankee Candle Company [a]	665,100	18,177,183
Money Market Funds
State Street Navigator Securities Lending				52,807,558
Prime Portfolio	80,019,477
		Total (Cost $124,890,861)		170,836,345
Total (Cost $81,037,597)	81,037,597
		Consumer Services – 4.2%
TOTAL INVESTMENTS – 105.2%		Direct Marketing - 1.8%
(Cost $1,222,326,370)	1,564,623,134	Nu Skin Enterprises Cl. A	1,853,100	31,669,479

LIABILITIES LESS CASH		Retail Stores - 2.4%
AND OTHER ASSETS – (5.2)%	(76,751,002)	Big Lots [a]	2,182,100	31,007,641
		Charming Shoppes [a]	2,198,400	11,871,360
NET ASSETS – 100.0%	$1,487,872,132
				42,879,001

		Total (Cost $55,621,624)		74,548,480

		Financial Intermediaries – 9.6%
		Insurance - 6.4%
		Alleghany Corporation [a]	125,300	27,879,250
		Erie Indemnity Company Cl. A	773,500	32,780,930
		Wesco Financial	58,730	20,672,960
		White Mountains Insurance Group	26,850	12,349,658
		Zenith National Insurance	599,900	19,526,745

				113,209,543

		Securities Brokers - 1.4%
		E*TRADE Financial [a]	1,871,900	23,679,535

		Other Financial Intermediaries - 1.8%
		†TSX Group	977,000	32,431,849

		Total (Cost $109,812,431)		169,320,927

		Financial Services – 1.2%
		Information and Processing - 1.2%
		FactSet Research Systems	556,900	21,279,149

		Total (Cost $15,221,302)		21,279,149

		Health – 10.8%
		Commercial Services - 3.0%
		Covance [a]	1,273,900	34,140,520
		IDEXX Laboratories [a]	400,200	18,521,256

				52,661,776

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 53

SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Technology – 14.1%
Drugs and Biotech - 5.3%			Aerospace/Defense - 1.6%
†Endo Pharmaceuticals Holdings [a]	2,624,250	$50,543,055	Curtiss-Wright	618,400	$27,834,184
Invitrogen Corporation [a]	250,000	17,500,000
Perrigo Company	1,698,900	26,706,708	Components and Systems - 4.6%
			Adaptec [a]	918,000	8,105,940
		94,749,763	Dionex Corporation [a]	748,900	34,464,378
			Symbol Technologies	1,350,100	22,803,189
Personal Care - 1.5%			Zebra Technologies Cl. A [a]	252,600	16,765,062
Ocular Sciences [a]	909,000	26,097,390
					82,138,569
Surgical Products and Devices - 1.0%
Haemonetics [a]	764,700	18,268,683	Distribution - 1.5%
			Arrow Electronics [a]	593,100	13,724,334
Total (Cost $131,514,064)		191,777,612	Avnet [a]	622,147	13,475,704

Industrial Products – 9.4%					27,200,038
Building Systems and Components - 3.2%
Simpson Manufacturing [a]	1,124,900	57,212,414	IT Services - 5.2%
			Gartner Cl. A [a]	1,873,200	21,185,892
Construction Materials - 2.1%			Keane [a]	962,200	14,086,608
Florida Rock Industries	668,900	36,689,165	MAXIMUS [a]	764,200	29,903,146
			Perot Systems Cl. A [a]	2,073,700	27,953,476
Machinery - 4.1%
Lincoln Electric Holdings	1,150,890	28,473,019			93,129,122
National Instruments	202,475	9,206,538
Woodward Governor Company[c]	624,704	35,501,928	Semiconductors and Equipment - 1.2%
			Cognex Corporation	721,800	20,383,632
		73,181,485
			Total (Cost $160,570,495)		250,685,545
Total (Cost $85,995,111)		167,083,064
			Miscellaneous – 1.5%
Industrial Services – 6.9%			Total (Cost $26,137,479)		26,632,163
Commercial Services - 1.2%
Reynolds & Reynolds Company Cl. A	75,000	2,178,750	TOTAL COMMON STOCKS
†West Corporation [a]	841,400	19,545,722	(Cost $998,831,896)		1,466,469,570

		21,724,472	REPURCHASE AGREEMENT – 16.9%
			State Street Bank & Trust Company,
Engineering and Construction - 1.8%			0.30% dated 12/31/03, due 1/2/04,
Dycom Industries [a]	1,174,200	31,492,044	maturity value $298,831,980
			(collateralized by U.S. Treasury Notes,
Industrial Distribution - 1.5%			1.625%-2.125% due 8/31/04-3/31/05,
Ritchie Bros. Auctioneers	488,900	25,960,590	valued at $304,823,740)
			(Cost $298,827,000)		298,827,000
Transportation and Logistics - 2.4%
Brink’s Company (The)	867,294	19,609,517	TOTAL INVESTMENTS – 99.5%
EGL [a]	1,329,200	23,340,752	(Cost $1,297,658,896)		1,765,296,570

		42,950,269	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.5%		9,518,450
Total (Cost $78,811,705)		122,127,375
			NET ASSETS – 100.0%		$1,774,815,020
Natural Resources – 15.3%
Energy Services - 4.2%
†Ensign Resource Service Group	2,606,000	41,539,521
Precision Drilling [a]	401,500	17,537,520
†Tidewater	525,000	15,687,000

		74,764,041

Oil and Gas - 5.0%
Tom Brown [a]	1,554,810	50,142,623
Unit Corporation [a]	1,627,900	38,337,045

		88,479,668

Precious Metals and Mining - 6.1%
†Glamis Gold [a]	2,329,200	39,875,904
Goldcorp	2,548,400	40,646,980
†Hecla Mining Company [a]	3,427,300	28,412,317

		108,935,201

Total (Cost $210,256,824)		272,178,910

54 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

ROYCE TRUSTSHARES FUND

COMMON STOCK – 86.9%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 5.0%			†Endo Pharmaceuticals Holdings [a]	15,000	$288,900
Apparel and Shoes - 3.6%			†Invitrogen Corporation [a]	3,300	231,000
Delta Apparel	80,680	$1,436,911	Lexicon Genetics [a]	78,000	459,420
Oshkosh B’Gosh Cl. A	3,600	77,256	Perrigo Company	54,900	863,028

		1,514,167			4,312,108

Collectibles - 1.0%			Personal Care - 1.5%
The Boyds Collection [a]	103,000	437,750	Ocular Sciences [a]	22,000	631,620

Home Furnishing/Appliances - 0.4%			Total (Cost $5,633,367)		7,140,449
Falcon Products [a]	35,000	154,000
			Industrial Products – 2.2%
Total (Cost $1,388,101)		2,105,917	Machinery - 2.2%
			Lincoln Electric Holdings	28,900	714,986
Consumer Services – 1.9%			PAXAR Corporation [a]	15,000	201,000
Other Consumer Services - 1.9%
Sotheby’s Holdings Cl. A [a]	60,000	819,600	Total (Cost $777,196)		915,986

Total (Cost $531,000)		819,600	Industrial Services – 18.2%
			Commercial Services - 10.0%
Financial Intermediaries – 5.5%			†ABM Industries	10,000	174,100
Insurance - 4.1%			Convergys Corporation [a]	15,000	261,900
Erie Indemnity Company Cl. A	15,000	635,700	iGATE Corporation [a]	139,900	1,098,215
Horace Mann Educators	25,000	349,250	Kforce [a]	107,500	1,004,050
PMA Capital Cl. A	21,000	107,520	†MPS Group [a]	40,000	374,000
Zenith National Insurance	20,000	651,000	Manpower	7,000	329,560
			New Horizons Worldwide [a]	31,000	176,359
		1,743,470	†Roto-Rooter	18,000	829,800

Securities Brokers - 1.4%					4,247,984
E*TRADE Financial [a]	45,200	571,780
			Industrial Distribution - 3.6%
Total (Cost $1,500,009)		2,315,250	Ritchie Bros. Auctioneers	29,000	1,539,900

Financial Services – 5.2%			Transportation and Logistics - 4.6%
Information and Processing - 3.3%			Brink’s Company (The)	35,570	804,238
†eFunds Corporation [a]	34,900	605,515	EGL [a]	30,000	526,800
FactSet Research Systems	4,800	183,408	UTI Worldwide	16,700	633,431
SEI Investments	20,000	609,400
					1,964,469
		1,398,323
			Total (Cost $4,672,735)		7,752,353
Investment Management - 1.6%
Alliance Capital Management			Natural Resources – 3.3%
Holding L.P.	20,000	675,000	Energy Services - 1.4%
			Universal Compression Holdings [a]	22,000	575,520
Other Financial Services - 0.3%
†PRG-Schultz International [a]	28,500	139,650	Oil and Gas - 1.9%
			Tom Brown [a]	25,000	806,250
Total (Cost $1,984,595)		2,212,973
			Total (Cost $1,034,616)		1,381,770
Health – 16.8%
Commercial Services - 5.2%			Technology – 28.8%
BioReliance Corporation [a]	12,000	573,840	Components and Systems - 8.9%
Covance [a]	18,000	482,400	Excel Technology [a]	33,000	1,084,380
First Consulting Group [a]	82,700	465,601	Kronos [a]	17,250	683,272
Gene Logic [a]	50,000	259,500	Newport Corporation [a]	54,000	892,620
The TriZetto Group [a]	64,400	415,380	Symbol Technologies	27,000	456,030
			Technitrol [a]	31,900	661,606
		2,196,721
					3,777,908
Drugs and Biotech - 10.1%
Affymetrix [a]	12,000	295,320	Distribution - 3.0%
Applera Corporation- Applied			Arrow Electronics [a]	14,500	335,530
Biosystems Group	30,000	621,300	Richardson Electronics	56,100	689,469
†Elan Corporation ADR[a,b]	126,000	868,140	Tech Data [a]	5,500	218,295
Emisphere Technologies [a]	125,000	685,000
					1,243,294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 55

SCHEDULES OF INVESTMENTS

ROYCE TRUSTSHARES FUND (continued)			ROYCE SPECIAL EQUITY FUND

			COMMON STOCKS – 82.7%
	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Consumer Products – 18.8%
IT Services - 8.2%			Apparel and Shoes - 2.4%
†BearingPoint [a]	46,700	$471,203	Hampshire Group [a]	186,200	$5,841,094
Forrester Research [a]	30,000	536,100	Maxwell Shoe Company Cl. A [a]	719,900	12,216,703
Gartner Cl. A [a]	35,000	395,850
Keane [a]	35,000	512,400			18,057,797
MAXIMUS [a]	5,400	211,302
Perot Systems Cl. A [a]	55,000	741,400	Collectibles - 1.9%
†Syntel	25,200	622,692	Russ Berrie and Company	430,500	14,593,950

		3,490,947	Food/Beverage/Tobacco - 4.5%
			Lancaster Colony	425,100	19,197,516
Semiconductors and Equipment - 4.3%			National Beverage [a]	514,700	8,389,610
Cabot Microelectronics [a]	600	29,400	Riviana Foods	211,000	5,779,290
CEVA [a]	36,000	374,400
†Credence Systems [a]	30,000	394,800			33,366,416
Exar Corporation [a]	45,600	778,848
Fairchild Semiconductor Cl. A [a]	10,000	249,700	Home Furnishing/Appliances - 6.8%
			†American Woodmark	189,200	10,415,460
		1,827,148	Chromcraft Revington [a]	240,000	2,721,600
			Ethan Allen Interiors	95,700	4,007,916
Software - 2.2%			Flexsteel Industries [c]	357,100	8,034,750
Autodesk	13,000	319,540	Hooker Furniture [c]	305,400	12,460,320
†ManTech International Cl. A [a]	15,000	374,250	National Presto Industries [c]	375,500	13,574,325
Verity [a]	15,000	250,350
					51,214,371
		944,140
			Sports and Recreation - 2.4%
Telecommunication - 2.2%			Escalade [a]	231,300	7,861,887
Level 3 Communications [a]	135,000	769,500	Winnebago Industries	145,000	9,968,750
Somera Communications [a]	87,900	140,640
					17,830,637
		910,140
			Other Consumer Products - 0.8%
Total (Cost $8,387,390)		12,193,577	Koss Corporation	71,900	1,484,016
			Movado Group	57,500	1,623,225
TOTAL COMMON STOCKS			Yankee Candle Company [a]	112,500	3,074,625
(Cost $25,909,009)		36,837,875
					6,181,866
REPURCHASE AGREEMENT – 13.2%
State Street Bank & Trust Company,			Total (Cost $105,986,599)		141,245,037
0.30% dated 12/31/03, due 1/2/04,
maturity value $5,613,094			Consumer Services – 16.3%
(collateralized by U.S. Treasury Notes,			Leisure/Entertainment - 0.3%
1.125% due 6/30/05, valued at $5,728,969)			Bowl America Cl. A	165,000	2,301,750
(Cost $5,613,000)		5,613,000
			Restaurants/Lodgings - 6.8%
TOTAL INVESTMENTS – 100.1%			Benihana Cl. A [a]	275,000	3,533,750
(Cost $31,522,009)		42,450,875	Bob Evans Farms	680,100	22,076,046
			CEC Entertainment [a]	305,000	14,453,950
LIABILITIES LESS CASH			Frisch’s Restaurants	240,000	6,912,000
AND OTHER ASSETS – (0.1)%		(33,852)	Jack in the Box [a]	175,500	3,748,680

NET ASSETS – 100.0%		$42,417,023			50,724,426

			Retail Stores - 9.2%
			Arden Group Cl. A	114,718	8,890,645
			†BJ’s Wholesale Club [a]	290,000	6,658,400
			Borders Group [a]	900,000	19,728,000
			Cato Corporation Cl. A	490,000	10,045,000
			Deb Shops	305,000	6,557,500
			Dress Barn (The) [a]	540,000	8,094,600
			Talbots	300,000	9,234,000

					69,208,145

			Total (Cost $101,957,368)		122,234,321

56 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Financial Services – 2.7%			Industrial Services – 15.3%
Information and Processing - 0.8%			Commercial Services - 1.3%
National Processing [a]	260,000	$6,123,000	Watson Wyatt & Company
			Holdings Cl. A [a]	410,000	$9,901,500
Insurance Brokers - 1.9%
†Hilb, Rogal & Hamilton Company	425,000	13,629,750	Food/Tobacco Processors - 5.3%
			Farmer Bros.	39,001	12,139,061
Total (Cost $16,736,847)		19,752,750	Sanderson Farms	242,600	9,776,780
			Universal	405,000	17,888,850
Health – 4.1%
Health Services - 1.2%					39,804,691
AMN Healthcare Services [a,d]	252,599	4,334,599
National Dentex [a,c]	180,200	4,324,800	Industrial Distribution - 1.5%
			Lawson Products	340,000	11,281,200
		8,659,399
			Printing - 7.2%
Personal Care - 1.3%			Banta Corporation	595,000	24,097,500
Regis	245,000	9,682,400	CSS Industries	450,700	13,976,207
			Ennis Business Forms	535,000	8,185,500
Surgical Products and Devices - 1.6%			New England Business Service	252,500	7,448,750
†Bio-Rad Laboratories Cl. A [a]	160,000	9,227,200
Utah Medical Products [a]	123,100	3,190,752			53,707,957

		12,417,952	Total (Cost $95,708,930)		114,695,348

Total (Cost $24,067,886)		30,759,751	Technology – 0.6%
			Aerospace/Defense - 0.6%
Industrial Products – 22.4%			Innovative Solutions and Support [a]	279,200	4,534,208
Automotive - 4.4%
Bandag Cl. A	416,400	16,822,560	Total (Cost $1,880,222)		4,534,208
R & B [a]	285,000	4,417,500
Strattec Security [a]	103,500	6,304,185	Miscellaneous – 2.5%
Superior Industries International	130,000	5,657,600	Total (Cost $18,535,852)		18,985,746

		33,201,845	TOTAL COMMON STOCKS
			(Cost $496,670,862)		620,263,492
Building Systems and Components - 2.1%
Simpson Manufacturing [a]	121,600	6,184,576	REPURCHASE AGREEMENT – 17.3%
Skyline Corporation	275,600	9,610,172	State Street Bank & Trust Company,
			0.30% dated 12/31/03, due 1/2/04,
		15,794,748	maturity value $129,845,164
			(collateralized by U.S. Treasury Notes,
Industrial Components - 1.8%			1.125%-2.875% due 6/30/04-6/30/05,
†Genlyte Group (The) [a]	116,000	6,772,080	valued at $132,459,939)
Standex International	246,200	6,893,600	(Cost $129,843,000)		129,843,000

		13,665,680	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
			Money Market Funds
Machinery - 1.3%			AIM Liquid Assets Institutional Fund
Cascade Corporation	430,000	9,589,000	(Cost $3,376,760)		3,376,760

Pumps, Valves and Bearings - 0.9%			TOTAL INVESTMENTS – 100.5%
Met-Pro [c]	434,999	7,025,234	(Cost $629,890,622)		753,483,252

Specialty Chemicals and Materials - 9.0%			LIABILITIES LESS CASH
Hawkins	380,400	5,310,384	AND OTHER ASSETS – (0.5)%		(3,379,738
Lubrizol Corporation	675,000	21,951,000
Quaker Chemical	193,900	5,962,425	NET ASSETS – 100.0%		$750,103,514
Schulman (A.)	715,000	15,243,800
Schweitzer-Mauduit International	625,500	18,627,390

		67,094,999

Steel/Metal Fabrication & Distribution - 1.7%
Mueller Industries [a]	82,500	2,834,700
†Quanex Corporation	210,000	9,681,000

		12,515,700

Other Industrial Products - 1.2%
MITY Enterprises [a]	155,000	2,712,500
Superior Uniform Group [c]	392,500	6,456,625

		9,169,125

Total (Cost $131,797,158)		168,056,331

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 57

SCHEDULES OF INVESTMENTS

ROYCE SELECT FUND

COMMON STOCKS – 96.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 0.8%			Construction Materials - 1.4%
Collectibles - 0.8%			Florida Rock Industries	5,750	$315,388
The Boyds Collection [a]	42,300	$179,775
			Machinery - 0.9%
Total (Cost $279,544)		179,775	†PAXAR Corporation [a]	15,000	201,000

Consumer Services – 1.2%			Specialty Chemicals and Materials - 5.0%
Retail Stores - 1.2%			MacDermid	15,000	513,600
Big Lots [a]	18,000	255,780	†Rayonier	13,650	566,632

Total (Cost $254,835)		255,780			1,080,232

Financial Intermediaries – 5.0%			Other Industrial Products - 2.1%
Insurance - 4.3%			BHA Group Holdings	17,800	447,670
Erie Indemnity Company Cl. A	10,000	423,800
Montpelier Re Holdings	5,200	190,840	Total (Cost $1,571,788)		2,624,790
Zenith National Insurance	10,000	325,500
			Industrial Services – 12.3%
		940,140	Commercial Services - 4.9%
			iGATE Corporation [a]	73,300	575,405
Securities Brokers - 0.7%			†MPS Group [a]	30,000	280,500
E*TRADE Financial [a]	11,300	142,945	RemedyTemp Cl. A [a]	18,500	201,835

Total (Cost $584,585)		1,083,085			1,057,740

Financial Services – 5.2%			Industrial Distribution - 2.5%
Information and Processing - 2.3%			Ritchie Bros. Auctioneers	10,000	531,000
eFunds Corporation [a]	25,000	433,750
FactSet Research Systems	1,800	68,778	Transportation and Logistics - 4.9%
			Brink’s Company (The)	20,813	470,582
		502,528	EGL [a]	16,000	280,960
			UTI Worldwide	8,300	314,819
Insurance Brokers - 2.3%
Gallagher (Arthur J.) & Company	15,000	487,350			1,066,361

Other Financial Services - 0.6%			Total (Cost $1,489,307)		2,655,101
†PRG-Schultz International [a]	27,400	134,260
			Natural Resources – 8.7%
Total (Cost $777,747)		1,124,138	Energy Services - 2.1%
			Universal Compression Holdings [a]	17,000	444,720
Health – 14.5%
Commercial Services - 3.3%			Oil and Gas - 6.6%
Bruker BioSciences [a]	39,700	180,635	Tom Brown [a]	20,200	651,450
Covance [a]	7,500	201,000	†Penn Virginia	14,000	779,100
First Consulting Group [a]	40,000	225,200
Gene Logic [a]	20,000	103,800			1,430,550

		710,635	Total (Cost $1,543,673)		1,875,270

Drugs and Biotech - 7.1%			Technology – 36.4%
†Elan Corporation ADR [a,b]	74,000	509,860	Components and Systems - 5.1%
Emisphere Technologies [a]	47,800	261,944	Rainbow Technologies [a]	39,000	439,140
Endo Pharmaceuticals Holdings [a]	10,000	192,600	Symbol Technologies	15,000	253,350
†Lexicon Genetics [a]	37,500	220,875	Technitrol [a]	20,000	414,800
Perrigo Company	22,000	345,840
					1,107,290
		1,531,119
			Distribution - 3.2%
Personal Care - 1.8%			Richardson Electronics	24,900	306,021
Ocular Sciences [a]	14,000	401,940	Tech Data [a]	9,600	381,024
Surgical Products and Devices - 2.3%
Arrow International	20,000	499,600			687,045

Total (Cost $2,446,281)		3,143,294	IT Services - 12.2%
			BearingPoint [a]	22,500	227,025
Industrial Products – 12.1%			†Black Box	5,500	253,385
Building Systems and Components - 2.7%			Covansys Corporation [a]	76,000	836,000
Juno Lighting [a]	25,800	580,500	Gartner Cl. A [a]	34,600	391,326
			Perot Systems Cl. A [a]	37,300	502,804
			Syntel	17,600	434,896

					2,645,436

58 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		VALUE

Technology (continued)			REPURCHASE AGREEMENT – 3.4%
Semiconductors and Equipment - 7.4%			State Street Bank & Trust Company,
†Credence Systems [a]	20,000	$263,200	0.30% dated 12/31/03, due 1/2/04,
Exar Corporation [a]	33,700	575,596	maturity value $747,012
Fairchild Semiconductor Cl. A [a]	13,000	324,610	(collateralized by U.S. Treasury Notes,
PDF Solutions [a]	30,000	447,000	4.25% due 11/15/13, valued at $763,800)
			(Cost $747,000)	$747,000
		1,610,406
			TOTAL INVESTMENTS – 99.6%
Software - 6.9%			(Cost $14,416,035)	21,562,530
Autodesk	15,000	368,700
JDA Software Group [a]	22,000	363,220	CASH AND OTHER ASSETS
†ManTech International Cl. A [a]	10,000	249,500	LESS LIABILITIES – 0.4%	77,165
Verity [a]	30,000	500,700
			NET ASSETS – 100.0%	$21,639,695
		1,482,120

Telecommunication - 1.6%
Level 3 Communications [a]	60,000	342,000

Total (Cost $4,721,275)		7,874,297

TOTAL COMMON STOCKS
(Cost $13,669,035)		20,815,530

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2003, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	A portion of these securities were on loan at December 31, 2003.
[e]	Securities for which market quotations are no longer readily available represent 0.03%, 0.34% and 0.03% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Low-Priced Stock Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
†	New additions in 2003.
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2003 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 59

STATEMENTS OF ASSETS AND LIABILITIES
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities) *	$1,156,533,892	$523,126,666	$2,518,808,060	$2,685,647,134
Repurchase agreements (at cost and value)	189,955,000	84,235,000	285,542,000	438,136,600
Cash	1,200,054	1,576	1,841,517	4,501,244
Receivable for investments sold	2,567,763	1,403,577	15,793,824	4,378,767
Receivable for capital shares sold	4,492,744	860,901	13,079,513	12,692,622
Receivable for dividends and interest	508,690	135,662	5,685,474	531,114
Prepaid expenses and other assets	21,219	9,405	37,435	50,456

Total Assets	1,355,279,362	609,772,787	2,840,787,823	3,145,937,337

LIABILITIES:
Payable for collateral on loaned securities	28,877,994	18,636,969	11,099,748	89,371,832
Payable for investments purchased	103,230	1,520,830	26,607,659	811,460
Payable for capital shares redeemed	1,107,631	2,233,483	2,259,849	5,604,030
Payable for investment advisory fees	830,518	628,295	2,275,919	3,304,991
Accrued expenses	317,272	168,077	671,266	744,567

Total Liabilities	31,236,645	23,187,654	42,914,441	99,836,880

Net Assets	$1,324,042,717	$586,585,133	$2,797,873,382	$73,046,100,457

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$–	$–	$3,057,180	$(3,039,842)
Accumulated net realized gain on investments	14,117,181	16,034,202	9,394,114	20,883,430
Net unrealized appreciation on investments	372,904,907	126,664,916	471,251,062	548,054,641
Paid-in capital	937,020,629	443,886,015	2,314,171,026	2,480,202,228

Net Assets	$1,324,042,717	$586,585,133	$2,797,873,382	$3,046,100,457

Investment Class	$839,603,764	$431,807,687	$2,289,013,095	$3,046,100,457
Consultant Class	$484,438,953	$144,450,535	$309,135,850
Institutional Class		$10,124,614	$67,911,682
Financial Intermediary Class		$202,297	$131,812,755

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	94,569,751	28,917,444	214,189,407	217,830,833
Consultant Class	55,981,772	10,037,855	28,955,417
Institutional Class		677,575	6,338,272
Financial Intermediary Class		13,566	12,464,742

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$8.88	$14.93	$10.69	$13.98
Consultant Class (2)	$8.65	$14.39	$10.68
Institutional Class (2)		$14.94	$10.71
Financial Intermediary Class (2)		$14.91	$10.57

* Investments at identified cost	$783,628,985	$396,461,750	$2,047,556,998	$2,137,592,493

Market value of loaned securities	$27,594,828	$17,646,051	$10,382,384	$84,567,363

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.
60 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003
	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

ASSETS:
Investments at value
(including collateral on loaned securities) *	$1,476,343,134	$1,466,469,570	$36,837,875	$623,640,252	$20,815,530
Repurchase agreements (at cost and value)	88,280,000	298,827,000	5,613,000	129,843,000	747,000
Cash	32,110	3,355,342	4,000	4,466	655
Receivable for investments sold	2,282,097	2,593,656	–	–	198,715
Receivable for capital shares sold	9,679,882	7,944,418	13,525	4,601,002	–
Receivable for dividends and interest	396,893	763,306	11,498	528,283	10,293
Prepaid expenses and other assets	20,592	26,506	820	12,061	–

Total Assets	1,577,034,708	1,779,979,798	42,480,718	758,629,064	21,772,193

LIABILITIES:
Payable for collateral on loaned securities	81,037,597	–	–	3,376,760	–
Payable for investments purchased	4,080,630	1,969,998	–	3,457,346	–
Payable for capital shares redeemed	2,531,225	1,354,402	–	891,795	–
Payable for investment advisory fees	1,215,013	1,460,450	34,811	604,177	132,498
Accrued expenses	298,111	379,928	28,884	195,472	–

Total Liabilities	89,162,576	5,164,778	63,695	8,525,550	132,498

Net Assets	$1,487,872,132	$1,774,815,020	$42,417,023	$750,103,514	$21,639,695

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	23,711,021	27,380,131	412,921	4,840,070	27,413
Net unrealized appreciation on investments	342,296,764	467,637,674	10,928,866	123,592,630	7,146,495
Paid-in capital	1,121,864,347	1,279,797,215	31,075,236	621,670,814	14,465,787

Net Assets	$1,487,872,132	$1,774,815,020	$42,417,023	$750,103,514	$21,639,695

Investment Class	$1,311,815,435	$1,713,000,604	$34,142,742	$721,333,984	$21,639,695
Consultant Class		$5,401,314	$761,783	$9,944,323
Institutional Class	$85,813,340	$24,106,347		$13,438,656
Financial Intermediary Class	$90,243,357	$32,306,755		$5,386,551
Consultant B Class			$7,512,498

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	108,061,954	132,748,648	2,800,566	40,145,278	109,246
Consultant Class		421,956	66,216	555,810
Institutional Class	7,056,438	1,866,623		748,483
Financial Intermediary Class	7,490,615	2,506,823		300,084
Consultant B Class			651,307

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.14	$12.90	$12.19	$17.97	$198.08
Consultant Class (2)		$12.80	$11.50	$17.89
Institutional Class (2)	$12.16	$12.91		$17.95
Financial Intermediary Class (2)	$12.05	$12.89		$17.95
Consultant B Class (3)			$11.53

* Investments at identified cost	$1,134,046,370	$998,831,896	$25,909,009	$500,047,622	$13,669,035

Market value of loaned securities	$79,056,133			$3,264,518

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund and Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share.
(3)	Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 61

STATEMENTS OF CHANGES IN NET ASSETS
	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,092,130)	$(3,310,939)	$(5,551,909)	$(3,988,215)	$20,782,203	$7,787,493
Net realized gain (loss) on investments	72,954,257	(2,391,742)	47,180,743	(1,026,258)	27,944,214	3,886,830
Net change in unrealized appreciation (depreciation) on investments	264,976,223	(78,281,886)	142,024,554	(64,101,910)	465,759,059	(45,579,854)

Net increase (decrease) in net assets from investment operations	332,838,350	(83,984,567)	183,653,388	(69,116,383)	514,485,476	(33,905,531)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	(16,167,094)	(6,944,474)
Consultant Class	–	–	–	–	–	(260,157)
Institutional Class			–		(303,203)
Financial Intermediary Class	–		–	–	(370,816)	(92,990)
Net realized gain on investments
Investment Class	(31,783,095)	(8,246,320)	(15,908,718)	(2,556,486)	(17,132,980)	(1,099,797)
Consultant Class	(18,795,840)	(4,710,675)	(5,415,196)	(683,947)	(2,295,719)	(130,629)
Institutional Class			(368,623)		(463,070)
Financial Intermediary Class	(5)		(6,725)	(14)	(544,760)	(14,307)

Total distributions	(50,578,940)	(12,956,995)	(21,699,262)	(3,240,447)	(37,277,642)	(8,542,354)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	241,454,486	141,930,796	117,202,530	230,385,653	1,173,867,666	660,809,788
Consultant Class	133,493,476	193,041,463	56,887,288	91,526,818	156,854,956	134,890,474
Institutional Class			9,499,389		62,979,802
Financial Intermediary Class	4,086,353		174,489	7,637	113,392,700	16,692,229
Distributions reinvested
Investment Class	25,964,221	7,228,852	15,006,731	2,439,291	30,392,271	7,330,406
Consultant Class	18,400,660	4,602,966	5,351,881	675,797	2,254,836	383,760
Institutional Class			368,622		739,753
Financial Intermediary Class	4		6,724	13	825,130	109,342
Value of shares redeemed
Investment Class	(71,043,493)	(74,038,381)	(89,400,642)	(116,375,436)	(305,877,903)	(156,348,581)
Consultant Class	(34,311,911)	(30,740,655)	(22,513,056)	(14,434,811)	(23,141,646)	(11,079,205)
Institutional Class			–		(3,121,487)
Financial Intermediary Class	(4,508,443)		(16,599)	(37)	(8,213,091)	(3,871,801)
Shareholder redemption fees
Investment Class	35,311	171,219	112,446	252,035	233,619	331,379

Net increase in net assets from capital share transactions	313,570,664	242,196,260	92,679,803	194,476,960	1,201,186,606	649,247,791

NET INCREASE IN NET ASSETS	595,830,074	145,254,698	254,633,929	122,120,130	1,678,394,440	606,799,906
NET ASSETS:
Beginning of year	728,212,643	582,957,945	331,951,204	209,831,074	1,119,478,942	512,679,036

End of year	$1,324,042,717	$728,212,643	$586,585,133	$331,951,204	$2,797,873,382	$1,119,478,942

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR	$–	$–	$–	$–	$3,057,180	$650,684

62 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
	Royce Low-Priced Stock Fund		Royce Opportunity Fund		Royce Premier Fund

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(15,513,877)	$(12,890,007)	$(6,297,993)	$(3,516,966)	$(3,510,992)	$(3,304,262)
Net realized gain (loss) on investments	88,983,464	(53,025,216)	116,360,240	(13,592,651)	51,501,430	(2,647,211)
Net change in unrealized appreciation
(depreciation) on investments	770,792,528	(343,817,602)	439,927,307	(143,840,671)	369,341,050	(66,252,618)

Net increase (decrease) in net assets
from investment operations	844,262,115	(409,732,825)	549,989,554	(160,950,288)	417,331,488	(72,204,091)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Consultant Class					–
Institutional Class			–	–	–	–
Financial Intermediary Class			–	–	–	–
Net realized gain on investments
Investment Class	(13,032,103)	(3,687,012)	(59,107,050)	(9,411,280)	(16,040,608)	(29,409,611)
Consultant Class					(40,936)
Institutional Class			(3,797,962)	(467,602)	(227,770)	(158,075)
Financial Intermediary Class			(4,058,138)	(291,284)	(305,169)	(16,910)

Total distributions	(13,032,103)	(3,687,012)	(66,963,150)	(10,170,166)	(16,614,483)	(29,584,596)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	974,384,614	1,860,560,233	417,175,468	448,663,044	643,811,626	294,134,726
Consultant Class					5,416,623
Institutional Class			35,002,745	33,629,907	17,249,712	4,610,000
Financial Intermediary Class			57,966,736	14,907,925	22,437,906	7,813,797
Distributions reinvested
Investment Class	12,258,988	3,447,721	54,491,209	8,613,783	15,323,699	28,525,769
Consultant Class					39,846
Institutional Class			3,788,153	467,601	227,770	127,688
Financial Intermediary Class			4,058,138	291,477	304,437	16,910
Value of shares redeemed
Investment Class	(559,181,585)	(689,897,902)	(224,420,212)	(239,252,860)	(185,629,530)	(170,115,794)
Consultant Class					(438,705)
Institutional Class			(14,187,546)	(778,974)	(1,553,693)	–
Financial Intermediary Class			(16,342,132)	(4,445,984)	(3,821,098)	(12,428)
Shareholder redemption fees
Investment Class	235,948	1,789,106	141,098	521,502	72,264	97,106

Net increase in net assets from
capital share transactions	427,697,965	1,175,899,158	317,673,657	262,617,421	513,440,857	165,197,774

NET INCREASE IN NET ASSETS	1,258,927,977	762,479,321	800,700,061	91,496,967	914,157,862	63,409,087
NET ASSETS:
Beginning of year	1,787,172,480	1,024,693,159	687,172,071	595,675,104	860,657,158	797,248,071

End of year	$3,046,100,457	$1,787,172,480	$1,487,872,132	$687,172,071	$1,774,815,020	$860,657,158

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(3,039,842)	$(6,920,349)	$–	$–	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 63

STATEMENTS OF CHANGES IN NET ASSETS
	Royce TrustShares Fund		Royce Special Equity Fund		Royce Select Fund

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(344,071)	$(330,171)	$1,770,232	$557,267	$(335,665)	$(109,033)
Net realized gain (loss) on investments	1,781,792	909	12,724,670	1,061,490	2,444,277	(12,082)
Net change in unrealized appreciation on investments	9,947,644	(6,326,881)	122,568,175	91,949	5,655,208	(3,324,777)

Net increase (decrease) in net assets from investment operations	11,385,365	(6,656,143)	137,063,077	1,710,706	7,763,820	(3,445,892)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(1,741,563)	(615,764)	–	–
Consultant Class	–	–	(4,676)
Institutional Class			(16,829)
Financial Intermediary Class			(16,005)
Consultant B Class	–	–
Net realized gain on investments
Investment Class	(734,653)	(694,420)	(5,850,220)	–	(1,990,151)	(337,212)
Consultant Class	(15,721)	(10,666)	(70,689)
Institutional Class			(44,361)
Financial Intermediary Class			(44,630)
Consultant B Class	(173,139)	(171,217)

Total distributions	(923,513)	(876,303)	(7,788,973)	(615,764)	(1,990,151)	(337,212)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,855,479	2,619,826	476,853,222	670,310,568	1,389,981	3,761,718
Consultant Class	276,526	396,200	9,153,449
Institutional Class			13,008,340
Financial Intermediary Class			5,268,767
Consultant B Class	57,457	318,246
Distributions reinvested
Investment Class	734,513	694,328	6,939,152	578,329	1,671,236	314,488
Consultant Class	15,720	10,666	71,996
Institutional Class			48,142
Financial Intermediary Class			60,635
Consultant B Class	173,139	171,217
Value of shares redeemed
Investment Class	(226,655)	(179,747)	(288,392,576)	(282,403,859)	(3,384,758)	(2,637,873)
Consultant Class	(3,200)	(155,990)	(98,445)
Institutional Class			(251,965)
Financial Intermediary Class			(272,134)
Consultant B Class	(114,293)	(400,864)
Shareholder redemption fees
Investment Class	–	–	686,180	2,102,777	6,521	20,345

Net increase (decrease) in net assets from
capital share transactions	2,768,686	3,473,882	223,074,763	390,587,815	(317,020)	1,458,678

NET INCREASE (DECREASE) IN NET ASSETS	13,230,538	(4,058,564)	352,348,867	391,682,757	5,456,649	(2,324,426)
NET ASSETS:
Beginning of year	29,186,485	33,245,049	397,754,647	6,071,890	16,183,046	18,507,472

End of year	$42,417,023	$29,186,485	$750,103,514	$397,754,647	$21,639,695	$16,183,046

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$–	$–	$–	$–	$–	$–

64 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

INVESTMENT INCOME:
Income:
Dividends	$6,505,277	$1,363,970	$38,914,948	$15,413,423
Interest	395,242	155,766	4,857,511	891,726
Securities lending	173,386	119,787	132,663	1,055,484

Total income	7,073,905	1,639,523	43,905,122	17,360,633

Expenses:
Investment advisory fees	7,208,253	6,066,539	17,877,037	33,094,641
Distribution fees – Investment Class	–	–	–	5,515,774
Distribution fees – Consultant Class	3,426,770	955,252	1,958,617	–
Distribution fees – Financial Intermediary Class	2,715	194	108,147	–
Shareholder servicing	617,562	343,319	1,738,684	2,404,723
Shareholder reports	378,921	147,452	563,160	834,340
Custody	190,247	118,741	330,489	320,883
Administrative and office facilities	114,658	51,328	192,204	275,556
Registration	73,921	54,214	177,128	82,539
Trustees’ fees	37,459	16,768	64,493	89,496
Legal	35,299	16,277	59,198	86,219
Audit	32,100	20,000	52,100	43,485
Other expenses	53,904	25,415	77,642	128,104

Total expenses	12,171,809	7,815,499	23,198,899	42,875,760
Fees waived by investment adviser and distributor	–	(546,410)	–	(10,001,250)
Expenses reimbursed by investment advisor –
Consultant Class	–	(60,140)	–
Institutional Class		(5,508)	(6,320)
Financial Intermediary Class	(5,774)	(12,009)	(69,660)

Net expenses	12,166,035	7,191,432	23,122,919	32,874,510

Net investment income (loss)	(5,092,130)	(5,551,909)	20,782,203	(15,513,877)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	72,954,257	47,180,743	27,944,214	88,983,464
Net change in unrealized appreciation
(depreciation) on investments	264,976,223	142,024,554	465,759,059	770,792,528

Net realized and unrealized gain on investments	337,930,480	189,205,297	493,703,273	859,775,992

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$332,838,350	$183,653,388	$514,485,476	$844,262,115

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 65

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003
	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

INVESTMENT INCOME:
Income:
Dividends	$4,411,667	$9,634,855	$216,757	$7,612,854	$175,510
Interest	144,524	710,767	13,757	333,725	7,346
Securities lending	286,149	71,628	–	5,701	–

Total income	4,842,340	10,417,250	230,514	7,952,280	182,856

Expenses:
Investment advisory fees	9,675,359	12,029,867	340,465	5,192,165	518,521
Distribution fees – Investment Class	–	–	68,293	–	–
Distribution fees – Consultant Class	–	11,733	4,447	27,376	–
Distribution fees – Financial Intermediary Class	127,869	40,484	–	2,442	–
Distribution fees – Consultant B Class	–	–	62,846	–	–
Shareholder servicing	621,962	933,698	48,400	447,910	–
Shareholder reports	170,441	355,829	22,458	186,732	–
Custody	320,755	184,263	37,759	134,608	–
Administrative and office facilities	111,883	141,598	4,513	61,968	–
Registration	55,668	93,895	32,226	81,245	–
Trustees’ fees	36,976	46,629	1,457	19,992	–
Legal	36,428	43,591	2,044	19,131	–
Audit	32,115	32,100	10,000	20,000	–
Other expenses	54,839	66,294	3,605	24,782	–

Total expenses	11,244,295	13,979,981	638,513	6,218,351	518,521
Fees waived by distributor	–	–	(37,805)	–	–
Expenses reimbursed by investment advisor –
Consultant Class		(20,535)	(25,392)	(27,461)
Institutional Class	(22,793)	(10,885)		(4,551)
Financial Intermediary Class	(81,169)	(20,319)		(4,291)
Consultant B Class			(731)

Net expenses	11,140,333	13,928,242	574,585	6,182,048	518,521

Net investment income (loss)	(6,297,993)	(3,510,992)	(344,071)	1,770,232	(335,665)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	116,360,240	51,501,430	1,781,792	12,724,670	2,444,277
Net change in unrealized appreciation
(depreciation) on investments	439,927,307	369,341,050	9,947,644	122,568,175	5,655,208

Net realized and unrealized gain on investments	556,287,547	420,842,480	11,729,436	135,292,845	8,099,485

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$549,989,554	$417,331,488	$11,385,365	$137,063,077	$7,763,820

66 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS
2003(d)	$ 6.59	$(0.01)	$2.66	$2.65	$—	$(0.36)	$(0.36)	$—	$ 8.88	40.3%		$839,604	0.93%	0.93%	(0.17)%	30%
2002(d)	7.39	(0.01)	(0.67)	(0.68)	—	(0.12)	(0.12)	—	6.59	(9.2)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	—	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	—	7.28	6.0%		371,055	1.04%	1.04%	0.49%	21%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS
2003(d)	$ 6.50	$(0.09)	$2.60	$2.51	$—	$(0.36)	$(0.36)	$—	$ 8.65	38.7%		$484,439	1.94%	1.94%	(1.19)%	30%
2002(d)	7.36	(0.08)	(0.66)	(0.74)	—	(0.12)	(0.12)	—	6.50	(10.1)%		266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)	1.22	1.18	—	(0.69)	(0.69)	—	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	—	(1.59)	(1.59)	—	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
1999	7.34	(0.02)	0.39	0.37	—	(0.43)	(0.43)	—	7.28	5.3%		129,261	1.77%	2.02%	(0.24)%	21%
PENNSYLVANIA MUTUAL FUND – FINANCIAL INTERMEDIARY CLASS (a)
2003(d)	7.33	$(0.02)	$1.80	$1.78	$—	$(0.36)	$(0.36)	$—	$ 8.75	24.3	%**	$ —	1.07%*	1.60%*	(0.46)%*	30%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS
2003(d)	$10.16	$(0.13)	$5.47	$5.34	$—	$(0.57)	$(0.57)	$—	$14.93	52.6%		$431,808	1.48%	1.61%	(1.09)%	44%
2002(d)	11.85	(0.12)	(1.48)	(1.60)	—	(0.10)	(0.10)	0.01	10.16	(13.4)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	—	(1.28)	(1.28)	—	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
1999	8.55	(0.08)	1.24	1.16	—	(0.21)	(0.21)	—	9.50	13.7%		111,806	1.49%	1.86%	(0.72)%	24%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS
2003(d)	$ 9.91	$(0.25)	$5.30	$5.05	$—	$(0.57)	$(0.57)	$—	$14.39	51.0%		$144,451	2.49%	2.68%	(2.10)%	44%
2002(d)	11.68	(0.22)	(1.45)	(1.67)	—	(0.10)	(0.10)	—	9.91	(14.3)%		68,963	2.49%	2.78%	(2.06)%	31%
2001(d)	9.71	(0.18)	2.34	2.16	—	(0.19)	(0.19)	—	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	—	(1.18)	(1.18)	—	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
1999	8.50	(0.16)	1.23	1.07	—	(0.12)	(0.12)	—	9.45	12.7%		1,163	2.49%	3.99%	(1.71)%	24%
ROYCE MICRO-CAP FUND – INSTITUTIONAL CLASS (b)
2003(d)	$14.56	$(0.03)	$0.98	$0.95	$—	$(0.57)	$(0.57)	$—	$14.94	6.6	%**	$ 10,125	1.29%*	1.56%*	(0.93)%*	44%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS (c)
2003(d)	$10.16	$(0.15)	$5.47	$5.32	$—	$(0.57)	$(0.57)	$—	$14.91	52.4%		$ 202	1.49%	17.07%	(1.11)%	44%
2002(d)	10.27	(0.04)	0.03	(0.01)	—	(0.10)	(0.10)	—	10.16	(0.1	)%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on October 14, 2003.
(c)	The Class commenced operations on August 20, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 67

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS
2003(d)	$ 8.37	$0.11	$2.39	$2.50	$(0.10)	$(0.08)	$(0.18)	$—	$10.69	30.0%	$2,289,013	1.18%	1.18%	1.27%	20%
2002(d)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	—	8.37	(1.6)%	986,440	1.20%	1.20%	1.01%	22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.8%	509,250	1.24%	1.24%	1.14%	24%
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	—	7.77	19.4%	281,562	1.25%	1.28%	2.08%	24%
1999	7.56	0.17	(0.07)	0.10	(0.16)	(0.35)	(0.51)	—	7.15	1.6%	248,448	1.25%	1.31%	2.32%	39%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (a)
2003(d)	$ 8.37	$0.02	$2.37	$2.39	$—	$(0.08)	$(0.08)	$—	$10.68	28.6%	$309,136	2.19%	2.19%	0.26%	20%
2002	8.64	—	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	—	8.37	(2.7)%	120,737	2.20%	2.25%	0.15%	22%
2001	8.05	—	0.80	0.80	—	(0.21)	(0.21)	—	8.64	10.0%**	3,429	2.20%*	3.38%*	(0.60)%*	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (b)
2003(d)	$ 7.88	$0.10	$2.90	$3.00	$(0.09)	$(0.08)	$(0.17)	$—	$10.71	38.2%**	$67,912	1.04%*	1.07%*	1.54%*	20%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS (c)
2003(d)	$ 8.28	$0.11	$2.34	$2.45	$(0.08)	$(0.08)	$(0.16)	$—	$10.57	29.7%	$131,813	1.28%	1.45%	1.28%	20%
2002(d)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	—	8.28	(2.7) %**	12,302	1.28%*	1.54%*	0.97%*	22%
ROYCE LOW-PRICED STOCK FUND
2003(d)	$ 9.75	$(0.07)	$4.36	$4.29	$—	$(0.06)	$(0.06)	$—	$13.98	44.0%	$3,046,100	1.49%	1.94%	(0.70)%	42%
2002(d)	11.67	(0.08)	(1.83)	(1.91)	—	(0.02)	(0.02)	0.01	9.75	(16.3)%	1,787,172	1.49%	1.97%	(0.74)%	29%
2001(d)	9.35	(0.06)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.1%	1,024,693	1.49%	2.02%	(0.54)%	31%
2000	8.16	—	1.93	1.93	—	(0.74)	(0.74)	—	9.35	24.0%	130,855	1.49%	2.08%	0.04%	56%
1999	6.95	(0.03)	2.03	2.00	—	(0.79)	(0.79)	—	8.16	29.8%	24,530	1.49%	2.28%	(0.49)%	103%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
68 | THE ROYCE FUNDS ANNUAL REPORT 2003

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
2003(f)	$7.37	$(0.06)	$5.41	$5.35	$—	$(0.58)	$(0.58)	$—	$12.14	72.9%	$1,311,815	1.15%	1.15%	(0.65)%	55%
2002(f)	9.01	(0.04)	(1.50)	(1.54)	—	(0.11)	(0.11)	0.01	7.37	(17.0)%	635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)	1.35	1.34	—	(0.11)	(0.11)	—	9.01	17.3%	577,103	1.19%	1.19%	(0.19)%	44%
2000	7.19	—	1.40	1.40	—	(0.81)	(0.81)	—	7.78	19.9%	298,561	1.24%	1.24%	0.00%	56%
1999	6.02	—	1.91	1.91	—	(0.74)	(0.74)	—	7.19	32.3%	60,399	1.46%	1.46%	(0.07)%	122%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)
2003 (f)	$7.38	$(0.05)	$5.41	$5.36	$—	$(0.58)	$(0.58)	$—	$12.16	72.9%	$85,813	1.04%	1.08%	(0.54)%	55%
2002(f)	9.01	(0.03)	(1.49)	(1.52)	—	(0.11)	(0.11)	—	7.38	(16.9)%	31,897	1.04%	1.14%	(0.32)%	46%
2001	8.71	—	0.30	0.30	—	—	—	—	9.01	3.4%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)
2003(f)	$7.33	$(0.08)	$5.38	$5.30	$—	$(0.58)	$(0.58)	$—	$12.05	72.6%	$90,243	1.29%	1.45%	(0.79)%	55%
2002(f)	8.98	(0.06)	(1.48)	(1.54)	—	(0.11)	(0.11)	—	7.33	(17.2)%	19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)	1.35	1.31	—	(0.11)	(0.11)	—	8.98	16.9%	13,399	1.42%	1.57%	(0.52)%	44%
2000	8.12	(0.01)	0.47	0.46	—	(0.80)	(0.80)	—	7.78	6.0%**	1,100	1.49%*	2.24%*	(0.30)%*	56%
ROYCE PREMIER FUND – INVESTMENT CLASS
2003(f)	$9.39	$(0.03)	$3.67	$3.64	$—	$(0.13)	$(0.13)	$—	$12.90	38.7%	$1,713,001	1.16%	1.16%	(0.29)%	26%
2002(f)	10.54	(0.04)	(0.77)	(0.81)	—	(0.34)	(0.34)	—	9.39	(7.8)%	848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	—	0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.6%	797,248	1.19%	1.19%	(0.04)%	41%
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	—	9.83	17.1%	675,653	1.20%	1.20%	0.34%	40%
1999	9.14	0.01	1.00	1.01	(0.01)	(0.58)	(0.59)	—	9.56	11.5%	567,834	1.23%	1.23%	0.11%	48%
ROYCE PREMIER FUND – CONSULTANT CLASS (c)
2003(f)	$10.52	$(0.08)	$2.49	$2.41	$—	$(0.13)	$(0.13)	$—	$12.80	22.9%**	$5,401	2.49%*	4.25%*	(1.22)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS (d)
2003(f)	$9.39	$(0.00)	$3.65	$3.65	$—	$(0.13)	$(0.13)	$—	$12.91	38.8%	$24,106	1.04%	1.14%	(0.03)%	26%
2002(f)	9.64	(0.01)	0.10	0.09	—	(0.34)	(0.34)	—	9.39	0.9%**	4,490	1.04%*	1.58%*	(0.28)%*	33%
ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS (e)
2003(f)	$9.39	$(0.04)	$3.67	$3.63	$—	$(0.13)	$(0.13)	$—	$12.89	38.6%	$32,307	1.29%	1.42%	(0.33)%	26%
2002(f)	9.48	(0.02)	0.27	0.25	—	(0.34)	(0.34)	—	9.39	2.6%**	7,826	1.29%*	4.69%*	(0.62)%*	33%

(a)	The Class commenced operations on December 12, 2001.
(b)	The Class commenced operations on May 23, 2000.
(c)	The Class commenced operations on June 2, 2003.
(d)	The Class commenced operations on September 18, 2002.
(e)	The Class commenced operations on September 4, 2002.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 69

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

ROYCE TRUSTSHARES FUND – INVESTMENT CLASS
2003(e)	$9.03	$(0.08)	$3.51	$3.43	$—	$(0.27)	$(0.27)	$—	$12.19	38.1%	$34,143	1.49%	1.63%	(0.81)%	25%
2002(e)	11.47	(0.09)	(2.07)	(2.16)	—	(0.28)	(0.28)	—	9.03	(18.9)%	23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)	2.12	2.04	—	(0.56)	(0.56)	—	11.47	20.5%	26,145	1.49%	1.64%	(0.81)%	53%
2000	10.10	(0.05)	1.19	1.14	—	(1.25)	(1.25)	—	9.99	11.7%	19,452	1.49%	1.78%	(0.59)%	90%
1999	8.24	(0.04)	3.35	3.31	—	(1.45)	(1.45)	—	10.10	41.8%	15,474	1.49%	2.12%	(0.60)%	152%
ROYCE TRUSTSHARES FUND – CONSULTANT CLASS (a)
2003(e)	$8.62	$(0.18)	$3.33	$3.15	$—	$(0.27)	$(0.27)	$—	$11.50	36.7%	$762	2.49%	8.20%	(1.81)%	25%
2002(e)	11.08	(0.13)	(2.05)	(2.18)	—	(0.28)	(0.28)	—	8.62	(19.8)%	342	2.49%	10.36%	(1.97)%	66%
2001	10.83	—	0.25	0.25	—	—	—	—	11.08	2.3%**	163	2.49%*	50.08%*	(1.92)%*	53%
ROYCE TRUSTSHARES FUND – CONSULTANT B CLASS
2003(e)	$8.64	$(0.18)	$3.34	$3.16	$—	$(0.27)	$(0.27)	$—	$11.53	36.7%	$7,512	2.49%	2.50%	(1.81)%	25%
2002(e)	11.07	(0.18)	(1.97)	(2.15)	—	(0.28)	(0.28)	—	8.64	(19.5)%	5,532	2.49%	2.55%	(1.86)%	66%
2001	9.76	(0.17)	2.04	1.87	—	(0.56)	(0.56)	—	11.07	19.2%	6,937	2.49%	2.64%	(1.81)%	53%
2000	9.91	(0.13)	1.14	1.01	—	(1.16)	(1.16)	—	9.76	10.6%	5,305	2.49%	2.77%	(1.59)%	90%
1999	8.14	(0.09)	3.25	3.16	—	(1.39)	(1.39)	—	9.91	40.3%	3,469	2.49%	3.53%	(1.60)%	152%
ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS
2003(e)	$14.24	$0.05	$3.86	$3.91	$(0.05)	$(0.15)	$(0.20)	$0.02	$17.97	27.6%	$721,334	1.19%	1.19%	0.35%	22%
2002(e)	12.37	0.02	1.73	1.75	(0.03)	—	(0.03)	0.15	14.24	15.3%	397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11	2.71	2.82	(0.11)	—	(0.11)	0.11	12.37	30.8%	6,072	1.49%	1.76%	0.87%	124%
2000	8.31	0.12	1.23	1.35	(0.11)	—	(0.11)	—	9.55	16.3%	3,211	1.49%	2.26%	1.38%	61%
1999	9.30	0.09	(0.98)	(0.89)	(0.10)	—	(0.10)	—	8.31	(9.6)%	2,568	1.49%	2.12%	0.96%	57%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (b)
2003(e)	$15.06	$(0.08)	$3.07	$2.99	$(0.01)	$(0.15)	$(0.16)	$—	$17.89	19.9%**	$9,944	2.20%*	3.21%*	(0.81)%*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (c)
2003(e)	$15.78	$0.01	$2.37	$2.38	$(0.06)	$(0.15)	$(0.21)	$—	$17.95	15.1%**	$13,439	1.10%*	1.36%*	0.24%*	22%
ROYCE SPECIAL EQUITY FUND – FINANCIAL INTERMEDIARY CLASS (d)
2003(e)	$16.38	$(0.02)	$1.80	$1.78	$(0.06)	$(0.15)	$(0.21)	$—	$17.95	10.9%**	$5,387	1.35%*	1.79%*	(0.04)%*	22%
ROYCE SELECT FUND
2003(e)	$146.01	$(3.06)	$73.86	$70.80	$—	$(18.79)	$(18.79)	$0.06	$198.08	48.7%	$21,640	2.69%	2.69%	(1.74)%	30%
2002(e)	176.97	(0.97)	(27.11)	(28.08)	—	(3.06)	(3.06)	0.18	146.01	(15.8)%	16,183	1.01%	1.01%	(0.60)%	90%
2001	147.35	(3.13)	38.97	35.84	—	(6.26)	(6.26)	0.04	176.97	24.5%	18,507	2.72%	2.72%	(2.13)%	54%
2000	141.04	(2.24)	22.38	20.14	—	(13.83)	(13.83)	—	147.35	15.0%	13,068	2.48%	2.48%	(1.71)%	114%
1999	107.79	(2.84)	40.71	37.87	—	(4.62)	(4.62)	—	141.04	35.4%	9,858	4.61%	5.38%	(3.94)%	136%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on July 25, 2003.
(d)	The Class commenced operations on October 2, 2003.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
70 | THE ROYCE FUNDS ANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund (formerly Royce Trust & GiftShares Fund), Royce Special Equity Fund and Royce Select Fund (the “Fund” or “Funds”), are nine series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
           Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
       The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
       As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

      Royce Total Return Fund pays dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
       The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 71

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
CAPITAL SHARE TRANSACTIONS (IN SHARES):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002

Pennsylvania Mutual Fund
Investment Class	30,972,363	19,425,339	2,984,464	1,085,424	(9,517,702)	(10,657,749)	24,439,125	9,853,014
Consultant Class	17,587,302	26,026,219	2,167,288	700,513	(4,731,163)	(4,490,197)	15,023,427	22,236,535
Financial Intermediary Class	528,851		1		(528,852)		–

Royce Micro-Cap Fund
Investment Class	9,299,166	19,299,707	1,024,353	236,365	(7,279,353)	(10,813,857)	3,044,166	8,722,215
Consultant Class	4,741,605	7,715,464	378,760	67,110	(2,041,211)	(1,388,596)	3,079,154	6,393,978
Institutional Class	652,430		25,145		–		677,575
Financial Intermediary Class	13,528	747	460	1	(1,167)	(3)	12,821	745

Royce Total Return Fund
Investment Class	126,302,584	76,100,189	3,037,876	849,997	(33,026,257)	(18,327,215)	96,314,203	58,622,971
Consultant Class	16,866,738	15,321,081	216,415	45,414	(2,560,172)	(1,330,914)	14,522,981	14,035,581
Institutional Class	6,579,842		71,889		(313,459)		6,338,272
Financial Intermediary Class	11,770,785	1,915,125	82,208	12,863	(874,903)	(441,336)	10,978,090	1,486,652

Royce Low-Priced Stock Fund
Investment Class	84,920,899	161,930,360	893,528	352,157	(51,288,584)	(66,771,846)	34,525,843	95,510,671

Royce Opportunity Fund
Investment Class	41,602,910	49,959,637	4,633,605	1,142,408	(24,317,210)	(29,007,150)	21,919,305	22,094,895
Institutional Class	3,839,326	3,786,324	321,575	61,934	(1,426,311)	(100,463)	2,734,590	3,747,795
Financial Intermediary Class	6,140,435	1,752,009	347,741	38,863	(1,721,878)	(558,780)	4,766,298	1,232,092

Royce Premier Fund
Investment Class	58,384,341	28,889,708	1,210,321	2,974,624	(17,195,264)	(17,141,190)	42,399,398	14,723,142
Consultant Class	456,538		3,170		(37,752)		421,956
Institutional Class	1,507,706	464,927	17,977	13,315	(137,302)	–	1,388,381	478,242
Financial Intermediary Class	1,988,874	833,013	24,066	1,761	(339,568)	(1,323)	1,673,372	833,451

Royce TrustShares Fund
Investment Class	176,755	246,281	62,037	73,786	(20,129)	(18,537)	218,663	301,530
Consultant Class	25,439	37,819	1,406	1,187	(286)	(14,031)	26,559	24,975
Consultant B Class	6,467	32,011	15,445	19,003	(10,977)	(37,138)	10,935	13,876

Royce Special Equity Fund
Investment Class	31,122,944	47,513,016	397,663	40,728	(19,301,900)	(20,117,968)	12,218,707	27,435,776
Consultant Class	557,597		4,140		(5,927)		555,810
Institutional Class	760,366		2,761		(14,644)		748,483
Financial Intermediary Class	312,570		3,477		(15,963)		300,084

Royce Select Fund
Investment Class	7,314	21,767	8,527	2,071	(17,428)	(17,585)	(1,587)	6,253

72 | THE ROYCE FUNDS ANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2003.

			Committed net annual
			operating expense ratio
	Annual contractual						Year ended December 31, 2003
	advisory fee as a			Consultant &		Financial
	percentage of		Investment	Consultant	Institutional	Intermediary	Net advisory	Advisory
	average net assets		Class	B Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.77	% *	N/A	N/A	N/A	1.09%	$7,208,253	–
Royce Micro-Cap Fund	1.50%		1.49%	2.49%	1.29%	1.49%	5,520,129	$546,410
Royce Total Return Fund	1.00%		N/A	N/A	1.04%	1.28%	17,877,037	–
Royce Low-Priced Stock Fund	1.50%		1.49%	N/A	N/A	N/A	28,609,165	4,485,476
Royce Opportunity Fund	1.00%		N/A	N/A	1.04%	1.29%	9,675,359	–
Royce Premier Fund	1.00%		N/A	2.49%	1.04%	1.29%	12,029,867	–
Royce TrustShares Fund	1.00%		1.49%	2.49%	N/A	N/A	340,465	–
Royce Special Equity Fund	1.00%		N/A	2.20%	1.10%	1.35%	5,192,165	–

*Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

     Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2003, the Fund accrued $518,521 of performance fees.

Distributor:
     Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended December 31, 2003
	Annual contractual distribution fee as a percentage of average net assets
		Net distribution fees	Distribution fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$3,426,770	–
Pennsylvania Mutual Fund – Financial Intermediary Class	0.25%	2,715	–
Royce Micro-Cap Fund – Consultant Class	1.00%	955,252	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	194	–
Royce Total Return Fund – Consultant Class	1.00%	1,958,617	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	108,147	–
Royce Low-Priced Stock Fund	0.25%	–	$5,515,774
Royce Opportunity Fund – Financial Intermediary Class	0.25%	127,869	–
Royce Premier Fund – Consultant Class	1.00%	11,733	–
Royce Premier Fund – Financial Intermediary Class	0.25%	40,484	–
Royce TrustShares Fund – Investment Class	0.25%	30,488	37,805
Royce TrustShares Fund – Consultant Class	1.00%	4,447	–
Royce TrustShares Fund – Consultant B Class	1.00%	62,846	–
Royce Special Equity Fund – Consultant Class	1.00%	27,376	–
Royce Special Equity Fund – Financial Intermediary Class	0.25%	2,442	–

PURCHASES AND SALES OF INVESTMENT SECURITIES:
For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:
	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$382,716,180	$250,740,141	Royce Premier Fund	$526,164,062	$258,864,558
Royce Micro-Cap Fund	170,040,049	167,670,597	Royce TrustShares Fund	8,716,951	7,555,422
Royce Total Return Fund	1,290,445,648	337,286,832	Royce Special Equity Fund	246,219,097	95,311,990
Royce Low-Priced Stock Fund	871,577,248	828,747,753	Royce Select Fund	5,143,183	7,655,481
Royce Opportunity Fund	685,959,736	509,638,296

THE ROYCE FUNDS ANNUAL REPORT 2003 | 73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TAX INFORMATION:
At December 31, 2003, net unrealized appreciation based on identified cost for tax purposes was as follows:

			Gross Unrealized
		Net Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Pennsylvania Mutual Fund	$973,963,297	$372,525,595	$389,551,234	$17,025,639
Royce Micro-Cap Fund	481,233,216	126,128,450	146,878,357	20,749,907
Royce Total Return Fund	2,333,137,320	471,212,740	495,543,675	24,330,935
Royce Low-Priced Stock Fund	2,581,489,475	542,293,659	657,949,329	115,655,670
Royce Opportunity Fund	1,225,293,058	339,330,076	369,194,088	29,864,012
Royce Premier Fund	1,297,947,406	467,349,164	468,804,356	1,455,192
Royce TrustShares Fund	31,647,768	10,803,107	12,162,597	1,359,490
Royce Special Equity Fund	629,904,835	123,578,417	125,417,522	1,839,105
Royce Select Fund	14,416,035	7,146,495	7,328,815	182,320

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Distributions during the years ended December 31, 2003 and 2002 were characterized as follows for tax purposes:

	Ordinary Income		Long-term Capital Gains		Return of Capital

	2003	2002	2003	2002	2003	2002

Pennsylvania Mutual Fund	$10,566,163	$2,106,522	$40,012,777	$10,446,977	$–	$403,496
Royce Micro-Cap Fund	3,188,130	14,627	18,511,132	3,197,860	–	27,960
Royce Total Return Fund	32,694,940	7,192,984	4,582,702	1,349,370	–	–
Royce Low-Priced Stock Fund	–	–	13,032,103	3,467,881	–	219,131
Royce Opportunity Fund	10,701,147	3,104,716	56,262,003	6,923,175	–	142,275
Royce Premier Fund	7,733,841	2,483,004	8,880,642	27,012,023	–	89,569
Royce TrustShares Fund	183,885	–	739,628	876,303	–	–
Royce Special Equity Fund	7,691,528	615,764	97,445	–	–	–
Royce Select Fund	1,078,887	337,212	911,264	–	–	–

The tax basis components of distributable earnings at December 31, 2003, were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation	Total Distributable Earnings

Pennsylvania Mutual Fund	$1,346,230	$13,150,263	$372,525,595	$387,022,088
Royce Micro-Cap Fund	3,834,207	12,736,461	126,128,450	142,699,118
Royce Total Return Fund	10,376,602	2,113,014	471,212,740	483,702,356
Royce Low-Priced Stock Fund	–	23,604,570	542,293,659	565,898,229
Royce Opportunity Fund	10,053,097	16,624,612	339,330,076	366,007,785
Royce Premier Fund	8,201,877	19,466,764	467,349,164	495,017,805
Royce TrustShares Fund	97,901	440,779	10,803,107	11,341,787
Royce Special Equity Fund	4,085,036	769,247	123,578,417	128,432,700
Royce Select Fund	27,413	–	7,146,495	7,173,908

      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2003, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Pennsylvania Mutual Fund	$5,092,130	$(5,092,130)	$–
Royce Micro-Cap Fund	5,551,909	(8,310,616)	2,758,707
Royce Total Return Fund	(1,534,594)	(1,363,195)	2,897,789
Royce Low-Priced Stock Fund	19,394,384	(94,618)	(19,299,766)
Royce Opportunity Fund	6,297,993	(10,027,197)	3,729,204
Royce Premier Fund	3,510,992	(3,510,992)	–
Royce TrustShares Fund	344,071	(342,678)	(1,393)
Royce Special Equity Fund	8,841	(2,881,386)	2,872,545
Royce Select Fund	335,665	(335,665)	–
74 | THE ROYCE FUNDS ANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TRANSACTIONS IN AFFILIATED COMPANIES:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2003.

		Purchases		Sales		Realized	Dividend
	Affiliated Company	Shares	Cost	Shares	Cost	Gain (Loss)	Income

Royce Micro-Cap Fund	AirNet Systems	250,000	$590,000	–	–	–	–
Royce Micro-Cap Fund	American Safety Insurance Holdings	267,500	3,625,427	–	–	–	–
Royce Micro-Cap Fund	DUSA Pharmaceuticals	746,400	3,712,176	–	–	–	–
Royce Micro-Cap Fund	DuraSwitch Industries	355,000	635,450	–	–	–	–
Royce Micro-Cap Fund	Jaco Electronics	–	–	5,000	$34,875	$(181)	–
Royce Micro-Cap Fund	Peerless Mfg.	–	–	–	–	–	–
Royce Total Return Fund	Mueller (Paul) Company	–	–	–	–	–	$270,480
Royce Total Return Fund	Pioneer-Standard Electronics	–	–	–	–	–	367,031
Royce Total Return Fund	Sun Hydraulics	–	–	–	–	–	750,924
Royce Low-Priced Stock Fund	Arctic Cat	–	–	–	–	–	386,465
Royce Low-Priced Stock Fund	Cache	675,700	13,136,329	–	–	–	–
Royce Low-Priced Stock Fund	Discovery Partners International	205,400	921,451	–	–	–	–
Royce Low-Priced Stock Fund	eFunds Corporation	1,680,300	22,524,761	–	–	–	–
Royce Low-Priced Stock Fund	Gene Logic	134,600	835,010	–	–	–	–
Royce Low-Priced Stock Fund	Hecla Mining Company	6,139,900	28,772,062	130,000	590,888	212,884	–
Royce Low-Priced Stock Fund	Input/Output	181,800	805,820	–	–	–	–
Royce Low-Priced Stock Fund	JAKKS Pacific	166,600	1,871,169	50,000	900,104	(252,635)	–
Royce Low-Priced Stock Fund	Jupitermedia Corporation	–	–	131,634	1,174,048	(572,754)	–
Royce Low-Priced Stock Fund	The Keith Companies	–	–	25,000	400,000	(91,750)	–
Royce Low-Priced Stock Fund	Lexicon Genetics	617,900	3,241,442	170,000	2,001,953	(1,044,253)	–
Royce Low-Priced Stock Fund	Minefinders Corporation	2,074,300	13,884,829	–	–	–	–
Royce Low-Priced Stock Fund	Navigators Group	31,400	953,028	20,000	397,144	214,556	–
Royce Low-Priced Stock Fund	Northern Orion Resources	6,587,300	13,205,970	–	–	–	–
Royce Low-Priced Stock Fund	REMEC	214,400	1,032,781	564,600	5,496,014	645,250	–
Royce Low-Priced Stock Fund	SCO Group (The)	953,700	11,620,202	10,100	142,018	9,557	–
Royce Low-Priced Stock Fund	Somera Communications	–	–	236,100	2,038,099	(1,557,276)	–
Royce Low-Priced Stock Fund	Topps Company (The)	–	–	–	–	–	228,792
Royce Low-Priced Stock Fund	Transaction Systems Architects Cl. A	188,900	1,826,939	198,700	2,340,233	1,179,674	–
Royce Low-Priced Stock Fund	VIVUS	4,700	17,860	600	5,010	(2,076)	–
Royce Opportunity Fund	Ampex Corporation Cl. A	262,900	723,788	–	–	–	–
Royce Opportunity Fund	Ault	19,000	38,173	50,000	278,482	(163,482)	–
Royce Opportunity Fund	Hawk Corporation Cl. A	5,000	13,595	25,000	169,640	(78,390)	–
Royce Opportunity Fund	Interphase Corporation	112,700	693,485	2,100	19,635	10,667	–
Royce Opportunity Fund	Salton	692,000	6,809,391	–	–	–	–
Royce Premier Fund	Woodward Governor Company	78,348	4,025,175	37,900	2,131,826	(367,576)	561,942
Royce Special Equity Fund	Flexsteel Industries	65,700	1,051,497	–	–	–	177,060
Royce Special Equity Fund	Hooker Furniture	103,900	2,716,956	–	–	–	111,085
Royce Special Equity Fund	Met-Pro Corporation	105,000	1,600,557	–	–	–	96,640
Royce Special Equity Fund	National Dentex	200	3,580	–	–	–	–
Royce Special Equity Fund	National Presto Industries	65,000	2,013,346	–	–	–	294,216
Royce Special Equity Fund	Superior Uniform Group	81,000	943,168	–	–	–	195,305

THE ROYCE FUNDS ANNUAL REPORT 2003 | 75

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund,
Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund,
Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland February 6, 2004

76 | THE ROYCE FUNDS ANNUAL REPORT 2003

POSTSCRIPT

HANDI-CAPPING
        As another winter visits with us here in the Northeast, we quickly grow accustomed to weather forecasts that arrive in a blizzard of hype as news organizations dispatch a small army of reporters across three states to prepare us for the coming storm. Of course, more often than not the storm fails to materialize, at least in the form of the life-changing cataclysm we were warned about. But we don’t want to blame the hard-working weather people. Even with the development of Doppler radar, storm tracking software and the growing knowledge about the planet’s weather systems, it’s still extraordinarily difficult to be right more often than not, especially when it comes to winter weather. It seems that a dismal track record simply goes with the business of forecasting, not just in predicting temperatures and snow falls, but in almost every area of life in which one’s livelihood hinges on trying to predict events that haven’t happened yet.

        Yet the services of professional prognosticators are increasingly in demand, regardless of their general level of performance. For almost any event in American life that can be construed as a contest, there will be someone offering odds as to the outcome. The analysis of professional and college sports has long since been overtaken by swamis who offer not just the odds or point spreads as to the final score, but who also offer allegedly informed estimates as to how many points will be scored, how many yards a quarterback will throw for, how many strikeouts a pitcher will earn and how many spectators will show up at the stadium that day. Most of this activity is fueled by the lure of profit – there’s a lot of money to be made – but it doesn’t come as much from being correct in one’s predictions as it does in being the party that takes all the bets and a ssumes the risk of someone being right more often than not. Needless to say, those who take the bets almost always end up with more money than those who make them.

        The stock market is not immune to this trend, either. Plenty of bookstore shelf space is taken up with tomes written by experts who’ll happily help you get rich for the small price of their book, although there’s often a second book, or a set of cassettes and/or videos that you’ll also need. You might be concerned that all of these experts are not only saying something different, they’re often recommending the opposite strategy to what the other guy says. One insists that growth investing is the way to go while another preaches patience with your equities, which might make sense until a third advises you to avoid the stock market altogether and buy nothing but bonds, real estate or pork bellies. They come to you armed with an array of statistics, charts, graphs and more statistics to make the iron-clad case that if you’d only heeded their wisdom back i n 1989 or 1975 or 1953, you’d be a billionaire today. Try not to let the fact that few, if any, of the authors themselves are billionaires bother you.

        It’s always tempting to make predictions, whether it’s about what direction the stock market might take in 2004 or what film will win Best Picture at this year’s Academy Awards. The trick to doing it right, we would humbly suggest, is twofold: One must substantiate forecasts with as many facts as one can bring to the argument, and one must temper one’s fortune-telling with the knowledge that things can change awfully quickly (especially in the market), making today’s brilliant insight look like tomorrow’s silly statement. We speak on this last matter from many years of experience.

        This is why we always take predictions, even our own, with a large grain of salt. In fact, we think that one of the most attractive attributes of value investing is its all-weather quality. This allows us to manage our portfolios without worrying too much about where the stock market or the economy may be heading. We think about these issues, we share our ideas with our shareholders and we may even take them into consideration when buying and selling securities. However, we are not wed to them and certainly would not ask others to accept them uncritically. We have no desire to write the next big business bestseller and think that the prediction business would do just fine without us. We remain firmly rooted in our approach, which focuses on understanding balance sheets and business strategies as opposed to things that are not predictable, and we will continue to maintain a hea lthy dose of skepticism about anyone’s ability to see the future. You can bet on that.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE
With approximately $15.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes six Portfolio Managers and a Managing Director, as well as eight analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS
It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $63 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-ANN-1203

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it does not have an audit committee financial expert.

(a)(2)
The Board of Trustees of the Registrant has determined that, although each member of its Audit Committee is financially literate and has the necessary education and experience to be effective members of the Audit Committee, no one member of its Audit Committee possesses each of the five attributes of an audit committee financial expert. The Board of Trustees has therefore further determined that it would be appropriate and desirable to add a person to the Audit Committee that possesses each of the five attributes of an audit committee financial expert. Accordingly, the non-interested members of the Board of Trustees, acting as a Nominating Committee, have begun a search for a new non-interested Board member who will serve as the audit committee financial expert.

Item 4: Principal Accountant Fees and Services,

(a)	Audit Fees:
Year ended December 31, 2003 - $222,640
Year ended December 31, 2002 - $203,937

(b)	Audit-Related Fees:
Year ended December 31, 2003 - $0
Year ended December 31, 2002 - $0

(c)	Tax Fees:
Year ended December 31, 2003 - $64,260 Preparation of tax returns and excise tax review
Year ended December 31, 2002 - $56,352 Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2003 - $0
Year ended December 31, 2002 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

               If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

               Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2003 - $66,295
Year ended December 31, 2002 - $56,352

(h)           The Registrant’s Audit Committee has determined that the provision of non-audit services that were rendered to Royce Fund Services, Inc. ("RFS"), the Registrant’s distributor and a wholly-owned subsidiary of the Registrant’s investment adviser, were compatible with maintaining the principal accountant’s independence. For such services during 2003, which did not relate to the operations or financial reporting of the Registrant, RFS paid the Registrant’s accountants $2,035.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce

Charles M. Royce
President

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich

	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 1, 2004		Date: March 1, 2004